   As filed with the Securities and Exchange Commission on December 11, 2006

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                    Date of fiscal year end: March 31, 2006

         Date of reporting period: April 1, 2006 - September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO] ABSOLUTE Strategies
-----------------FUND

                  With Strategic Portfolio Analysis by Lipper

[LOGO] LIPPER
A REUTERS COMPANY

                              SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                              SEPTEMBER 30, 2006

[LOGO] ABSOLUTE
--------
INVESTMENT ADVISERS

  Absolute Strategies Fund and logo are service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are service marks of AIA; Lipper and the Lipper logo are registered service marks of Lipper Inc.;
        and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2006


Dear Shareholder,

The Absolute Strategies Fund (the "Fund") continues to perform as intended given the Fund's risk exposures and risk-adjusted performance. Fund performance has been achieved with low volatility and low beta relative to the S&P 500 Index, while being broadly hedged against equity market fluctuations. From inception (July 27, 2005) through September 30, 2006, the Fund's daily returns have had a beta of 0.25 demonstrating that Fund returns were largely independent of this market index. The annualized standard deviation of daily returns, a measure of portfolio volatility and risk, has been 3.3%. The Fund also had a positive return in the second quarter of 2006, while many traditional market indices suffered significant losses. Please see the accompanying table and chart following this commentary for complete return information.

Much of the portfolio is currently hedged with low net exposure to any industry group or sector. The Fund's performance will likely differ from the performance of market indices as our strategy is not designed to capture short-term market rallies, but instead emphasizes risk management and absolute returns over a full market cycle. On the other hand, many indices tend to have stretches of very strong gains that, though exciting, turn out to be only temporary or unsustainable. One example of this is the S&P 500 Index which has had some great runs over the past 8-9 years. This Index had a cumulative 60% run from December 1997 through March 2000, and then an 80% run from October 2002 through September of this year. However, due to large periodic losses during this time the cumulative return for the S&P 500 totaled 58% or a very unexciting annualized return of 5.3%. Moreover, the annualized NASDAQ return during this nearly nine year period amounts to 4.7%.

Many of our shareholders and their advisors view 5-10 years as the "long-term" since they may not have time to rebuild their wealth from large capital losses. As such, our strategy is to seek returns over a full market cycle by providing a risk/return profile that at times can be "unexciting" (low volatility) and that can be utilized to help diversify a traditional/directional portfolio or to be used as an alternative to hedge funds. A disciplined investor may find that it's worth asking how much "directional" or beta risk they may be exposed to, especially if they are already "wealthy."

A traditional portfolio of equities and fixed income is essentially 2 one-way bets on an upward direction in those asset classes. Is that enough diversification? Thinking of a hypothetical scenario, if one believes there is a 75% chance of the market being up 12% in the next year, but a much smaller 25% chance of the market being down 15%, what is your expected return? [0.75(12%) + 0.25(-15%)] = 5.25%. That scenario would not be very exciting and potentially damaging to an investor's wealth. Including non-correlating assets in a portfolio can enhance diversification and may improve an investor's expected return while mitigating volatility.

The Fund's investment approach differs from more traditional investments that achieve returns from general market or beta exposures, so its performance and exposures differ accordingly. Fund assets are actively managed by our sub-advisers within clearly specified mandates and allocations, and the sub-advisers act independently of each other. This helps provide access to a diverse set of investment opportunities and enables each sub-adviser's performance to be monitored with respect to individual and to portfolio objectives.

We manage the overall portfolio strategy through a quantitative model that focuses on optimizing manager allocations based on performance, risk, correlation and diversification. The investment process monitors manager exposures and return attribution on an ongoing basis. Assets managed by the sub-advisers are based on their risk/return decisions and opportunities for capturing alpha. We seek to manage overall risk at the Fund level by optimizing manager allocations or by incorporating a modest portfolio hedge in order to sustain manager alpha. After carefully analyzing our daily data, we have recently implemented a small portfolio hedge using S&P 500 Index futures. The purpose of this hedge is to remove a small portion of the Fund's market risk

                                      1               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2006

as measured by beta, correlation and volatility while also maintaining our current allocation mix of manager alpha opportunities. It is important to note that this hedge is not a decision based on the expected direction of the market, but an effort to manage the above mentioned factors as stated in the Fund's investment objective. The hedge may be utilized as a tool from time to time to manage systemic risk exposures and is not expected to have a large impact on the risk-adjusted performance of the overall Fund.

The portfolio allocations were re-optimized at the end of the quarter largely due to a portfolio manager change at one of our sub-advisers. This sub-adviser had less than a 3% allocation in our portfolio and we decided to re-allocate those assets to our other sub-advisors at this time. We are also actively researching a few potential new sub-advisers for inclusion in the near future.

We believe that the management of risks is an essential element of disciplined investment management. Looking forward, we will continue to seek and combine skill-based strategies and attempt to minimize market-risk exposures across the portfolio. As a reminder to shareholders, this strategy may not perform similarly with other funds whose performance is driven largely by market returns or beta. As such, measuring performance by tracking short-term returns vs. market-driven returns may not be useful. Instead, our approach is to evaluate risk-adjusted returns over complete market cycles (e.g., bull and bear markets).

Thank you for your investment in the Fund.

Sincerely,

/s/ Jay Compson

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

SINCE THE FUND UTILIZES A MULTI-MANAGER STRATEGY WITH MULTIPLE SUB-ADVISERS, IT MAY BE EXPOSED TO VARYING FORMS OF RISK. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL MARKET RISK, MULTI-MANAGER RISK, NON-DIVERSIFICATION RISK, SMALL COMPANY RISK, FOREIGN RISK, INTEREST RISK, CREDIT RISK, PREPAYMENT RISK, IPO RISK, LIQUIDITY RISK, HIGH TURNOVER RISK, LEVERAGE RISK, POOLED INVESTMENT VEHICLE RISK AND DERIVATIVES RISK. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS PLEASE REFER TO THE PROSPECTUS.

ALPHA IS AN ASSET'S AVERAGE RETURN IN EXCESS OF THE RETURN EXPECTED DUE TO ITS BROAD MARKET EXPOSURES AND MARKET MOVEMENTS. THE DIFFERENCE IS EXPRESSED AS AN ANNUALIZED PERCENTAGE. BETA IS THE MEASURE OF AN ASSET'S SENSITIVITY TO BROAD MARKET MOVES, AS MEASURED FOR INSTANCE BY THE S&P 500 INDEX. A FUND WITH A REALIZED BETA OF 0.5 WITH RESPECT TO THE S&P 500 INDEX WOULD HAVE RECEIVED, ON AVERAGE, ABOUT 50% OF THE INDEX RETURNS WHEN THE MARKET WAS UP AND ABOUT 50% OF ITS LOSSES WHEN THE MARKET WAS DOWN. STANDARD DEVIATION INDICATES THE VOLATILITY OF A FUND'S TOTAL RETURNS AND IS USEFUL BECAUSE IT IDENTIFIES THE SPREAD OF A FUND'S SHORT-TERM FLUCTUATIONS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE NASDAQ INDEX IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS TRADED ON THE NASDAQ EXCHANGE. THE LEHMAN BROTHERS U.S. AGGREGATE INDEX COVERS THE US DOLLAR-DENOMINATED, INVESTMENT GRADE, FIXED-RATE, TAXABLE BOND MARKET. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

                                      2               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2006


The following chart reflects the change in value, since the Fund's commencement of investment operations, of a hypothetical $10,000 investment in Institutional, A and C Shares, including (i) sales charges (if applicable) and
(ii) the reinvestment of dividends and distributions compared with broad-based securities market indices. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market. The total return of each share class includes the maximum 4.50% sales charge (A Shares only) and operating expenses that reduce returns, while the total return of each index does not include sales charges or expenses. During the period, Fund fees were waived or expenses reimbursed, otherwise returns would have been lower. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH END PERFORMANCE INFORMATION, PLEASE CALL (888) 992-2765.

                                                                 COMMENCEMENT OF
                                                                   INVESTMENT
AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/06*           ONE YEAR OPERATIONS 07/27/05
-------------------------------------------           -------- -------------------
Absolute Strategies Fund -- Institutional Shares        4.02%          4.10%
Absolute Strategies Fund -- A Shares (w/sales charge)  (0.99)%        (0.23)%
Absolute Strategies Fund -- C Shares                    3.17%          3.32%
S&P 500 Index                                          10.79%          8.82%
Lehman Brothers U.S. Aggregate Index (since 07/31/05)   3.67%          3.35%

               INVESTMENT VALUE AS OF 09/30/06
               -------------------------------
               Absolute Strategies Fund -- Institutional
                 Shares                                  $10,484
               Absolute Strategies Fund -- A Shares
                 (w/sales charge)                        $ 9,973
               Absolute Strategies Fund -- C Shares      $10,392
               S&P 500 Index                             $11,047
               Lehman Brothers U.S. Aggregate Index
                 (since 07/31/05)                        $10,392

*C Shares commenced operations on January 13, 2006. The performance of C Shares prior to January 13, 2006 is that of the Institutional Shares as adjusted for the higher expenses applicable to C Shares.
                                    [CHART]

                                                                Lehman Brothers
         Institutional                                           U.S. Aggregate
            Shares       A Shares   C Shares   S&P 500 Index         Index
         -------------   --------   --------   -------------    ---------------
07/27/05   $10,000        $9,550    $10,000       $10,000
07/31/05    10,000         9,550     10,000         9,982           $10,000
08/31/05    10,010         9,560     10,010         9,891            10,128
09/30/05    10,079         9,619     10,073         9,971            10,024
10/31/05    10,009         9,553     10,003         9,805             9,945
11/30/05    10,039         9,572     10,023        10,176             9,989
12/31/05    10,058         9,591     10,043        10,179            10,083
01/31/06    10,250         9,763     10,223        10,449            10,084
02/28/06    10,250         9,763     10,213        10,477            10,118
03/31/06    10,360         9,859     10,314        10,607            10,018
04/30/06    10,411         9,907     10,364        10,750            10,000
05/31/06    10,320         9,831     10,264        10,440             9,989
06/30/06    10,393         9,895     10,321        10,455            10,011
07/31/06    10,413         9,905     10,341        10,519            10,146
08/31/06    10,454         9,944     10,362        10,769            10,301
09/30/06    10,484         9,973     10,392        11,047            10,392


                                      3               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

          SHARES SECURITY DESCRIPTION                         VALUE
          ------ --------------------                        --------
          LONG POSITIONS - 101.7%
          EQUITY SECURITIES - 55.1%
          COMMON STOCK - 54.1%
          CONSUMER DISCRETIONARY - 10.2%
           1,300 Abercrombie & Fitch Co. (h)                 $ 90,324
           5,400 Aeropostale, Inc. (d) (h)                    157,842
           6,600 American Eagle Outfitters, Inc. (h)          289,278
           1,800 American Woodmark Corp. (h)                   60,642
           8,300 AMR Corp. (d) (h)                            192,062
           2,800 AnnTaylor Stores Corp. (d) (h)               117,208
           3,320 Autoliv, Inc. (h)                            182,965
           4,430 Bed Bath & Beyond, Inc. (d) (h)              169,492
           2,000 BJ's Wholesale Club, Inc. (d) (h)             58,360
           1,370 BorgWarner, Inc. (h)                          78,323
           4,400 Brinker International, Inc. (h)              176,396
             800 Buckle, Inc. (h)                              30,352
           2,400 Catalina Marketing Corp. (h)                  66,000
           2,900 Cato Corp., Class A (h)                       63,539
           1,400 CEC Entertainment, Inc. (d) (h)               44,114
           3,540 Centex Corp. (h)                             186,275
           5,500 Charlotte Russe Holding, Inc. (d) (h)        151,470
           4,250 Choice Hotels International, Inc. (h)        173,825
           2,000 Circuit City Stores, Inc. (h)                 50,220
           1,500 Claire's Stores, Inc. (h)                     43,740
           2,200 Coach, Inc. (d) (h)                           75,680
           1,100 Columbia Sportswear Co. (d) (h)               61,413
           2,000 Comcast Corp., Class A (d) (h)                73,700
           4,770 Darden Restaurants, Inc. (h)                 202,582
           2,100 Deckers Outdoor Corp. (d) (h)                 99,372
           4,950 Dillard's, Inc. (h)                          162,014
           3,900 DIRECTV Group, Inc. (d) (h)                   76,752
           7,905 Dollar Tree Stores, Inc. (d) (h)             244,739
           3,100 Domino's Pizza, Inc. (h)                      79,515
             200 Dow Jones & Co., Inc.                          6,708
           1,200 DR Horton, Inc. (h)                           28,740
           4,000 DreamWorks Animation SKG, Inc. (d)            99,640
           2,895 Dress Barn, Inc. (d) (h)                      63,169
           2,885 Ethan Allen Interiors, Inc. (h)               99,994
           4,600 ExpressJet Holdings, Inc. (d) (h)             30,406
           1,900 Ezcorp., Inc. (d) (h)                         73,492
          18,000 Family Dollar Stores, Inc.                   526,320
           5,600 Fastenal Co. (h)                             215,992
           2,800 First Cash Financial Services, Inc. (d) (h)   57,652
           2,600 Foot Locker, Inc.                             65,650
           3,600 Furniture Brands International, Inc. (h)      68,544
             200 Getty Images, Inc. (d)                         9,936
           2,560 Group 1 Automotive, Inc. (h)                 127,744
           1,525 Gymboree Corp. (d) (h)                        64,325
           2,295 Harley-Davidson, Inc. (h)                    144,011
             970 Harman International Industries, Inc. (h)     80,937
             200 Harrahs's Entertainment, Inc.                 13,286
           3,900 Harte-Hanks, Inc. (h)                        102,765
           8,105 Hasbro, Inc. (h)                             184,389

          SHARES SECURITY DESCRIPTION                          VALUE
          ------ --------------------                         --------
           2,200 Hibbett Sporting Goods, Inc. (d) (h)         $ 57,596
           8,150 Hilton Hotels Corp. (h)                       226,978
           4,500 Home Depot, Inc.                              163,215
           2,500 Hovnanian Enterprises, Inc., Class A (d) (h)   73,350
           1,300 IHOP Corp. (h)                                 60,255
          12,430 International Game Technology (h)             515,845
           4,500 ITT Educational Services, Inc. (d) (h)        298,350
           2,425 Jack in the Box, Inc. (d) (h)                 126,537
           5,425 JC Penney Co., Inc. (h)                       371,016
           1,700 John Wiley & Sons, Inc. (h)                    61,217
           5,255 Jones Apparel Group, Inc. (h)                 170,472
           2,100 Kellwood Co. (h)                               60,543
           5,300 Kohl's Corp. (d) (h)                          344,076
           1,500 K-Swiss, Inc., Class A (h)                     45,090
           3,550 Las Vegas Sands Corp. (d) (h)                 242,643
           1,200 Lennar Corp., Class A (h)                      54,300
           5,000 Liberty Media Corp. - Capital, Class A (d)    417,850
           8,050 Limited Brands, Inc. (h)                      213,244
           5,400 Lowe's Cos., Inc. (h)                         151,524
           5,900 Maidenform Brands, Inc. (d) (h)               113,870
           6,000 Manor Care, Inc. (h)                          313,680
           3,000 Marvel Entertainment, Inc. (d) (h)             72,420
           3,215 Matsushita Electric Industrial Co., Ltd.
                 ADR (h)                                        67,933
           3,600 Mattel, Inc. (h)                               70,920
           2,950 McDonald's Corp. (h)                          115,404
           6,780 McGraw-Hill Cos., Inc. (h)                    393,443
           2,000 Men's Wearhouse, Inc.                          74,420
           1,090 Meredith Corp.                                 53,770
           1,050 Meritage Homes Corp. (d) (h)                   43,690
           1,800 Methanex Corp. (h)                             43,812
           1,800 MGM Mirage (d)                                 71,082
           1,400 Michaels Stores, Inc. (h)                      60,956
           4,250 Monster Worldwide, Inc. (d) (h)               153,807
           3,270 Newell Rubbermaid, Inc. (h)                    92,606
           1,000 Nike, Inc., Class B (h)                        87,620
           6,615 Nordstrom, Inc. (h)                           279,814
             200 NVR, Inc. (d) (h)                             107,000
           8,520 Office Depot, Inc. (d) (h)                    338,244
           4,400 OfficeMax, Inc. (h)                           179,256
             700 Oshkosh Truck Corp.                            35,329
           2,000 Owens & Minor, Inc. (h)                        65,780
           3,850 Paccar, Inc. (h)                              219,527
           2,200 Papa John's International, Inc. (d) (h)        79,442
              75 Phillips-Van Heusen Corp.                       3,133
           1,200 Polaris Industries, Inc. (h)                   49,380
           1,010 Polo Ralph Lauren Corp. (h)                    65,337
           3,200 Pulte Homes, Inc. (h)                         101,952
           1,700 Rare Hospitality International, Inc. (d) (h)   51,952
           7,660 Retail Ventures, Inc. (d) (h)                 118,041
           1,966 RH Donnelley Corp.                            104,001
           2,700 Ross Stores, Inc. (h)                          68,607
           1,900 Ruby Tuesday, Inc. (h)                         53,561
           3,400 Ryland Group, Inc. (h)                        146,914

See Notes to Financial Statements.    4               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

            SHARES SECURITY DESCRIPTION                     VALUE
            ------ --------------------                  -----------
             1,600 Sears Holdings Corp. (d)              $   252,944
             3,300 Select Comfort Corp. (d) (h)               72,204
             5,500 Shaw Communications, Inc. (h)             165,110
             2,400 Sonic Corp. (d) (h)                        54,264
            10,050 Sotheby's Holdings, Inc., Class A (h)     324,012
             1,700 Starbucks Corp. (d) (h)                    57,885
               600 Strayer Education, Inc. (h)                64,926
             1,200 Target Corp. (h)                           66,300
             1,300 Tech Data Corp. (d) (h)                    47,489
             1,780 TJX Cos., Inc.                             49,893
             2,000 Toll Brothers, Inc. (d) (h)                56,160
             4,525 Toro Co. (h)                              190,819
             6,000 Triarc Cos, Inc.                           99,540
            10,000 Viacom, Inc. (d)                          371,800
             8,500 Wal-Mart Stores, Inc.                     419,220
             9,500 Warner Music Group Corp. (h)              246,525
                80 Washington Post Co., Class B               58,960
               950 Whirlpool Corp. (h)                        79,904
             1,600 Winnebago Industries, Inc. (h)             50,208
             6,500 WM Wrigley Jr. Co.                        299,390
             2,700 Wolverine World Wide, Inc. (h)             76,437
             3,150 Wynn Resorts, Ltd. (d) (h)                214,231
             1,400 Yum! Brands, Inc. (h)                      72,870
             2,000 Zale Corp. (d) (h)                         55,480
                                                         -----------
                                                          16,519,269
                                                         -----------
            CONSUMER STAPLES - 4.5%
             3,160 Accenture, Ltd., Class A (h)              100,204
             3,950 Alliance Data Systems Corp. (d) (h)       218,001
             4,000 Anheuser-Busch Cos., Inc.                 190,040
             2,100 Apollo Group, Inc. (d) (h)                103,404
             4,100 Arbitron, Inc. (h)                        151,741
               400 Archer-Daniels-Midland Co.                 15,152
             4,500 Brown-Forman Corp., Class B (h)           344,925
             2,900 C.R. Bard, Inc. (h)                       217,500
             4,485 Campbell Soup Co. (h)                     163,703
             3,350 Clorox Co. (h)                            211,050
            44,500 Coca-Cola Co. (h)                       1,988,260
             2,800 Comdisco Holding Co.                       51,520
             1,000 Consolidated Graphics, Inc. (d) (h)        60,170
               800 Corporate Executive Board Co. (h)          71,928
             7,400 Ennis, Inc. (h)                           160,210
             4,600 Estee Lauder Cos., Inc. (h)               185,518
               980 Fomento Economico Mexicano, SA (h)         95,001
             6,700 HJ Heinz Co. (h)                          280,931
               875 Hormel Foods Corp. (h)                     31,482
               200 Iron Mountain, Inc. (d)                     8,588
             1,400 JM Smucker Co. (h)                         67,130
             1,800 Kellogg Co. (h)                            89,136
            23,500 Kraft Foods, Inc. (h)                     838,010
            10,360 Kroger Co. (h)                            239,730
             4,550 Loews Corp. - Carolina Group (h)          252,024
             3,300 McCormick & Co, Inc. (h)                  125,334
             2,000 Parexel International Corp. (d) (h)        66,180

           SHARES SECURITY DESCRIPTION                      VALUE
           ------ --------------------                    ----------
            1,900 Pepsi Bottling Group, Inc. (h)          $   67,450
              900 PepsiCo., Inc. (h)                          58,734
            1,200 Procter & Gamble Co. (h)                    74,376
            1,400 Ralcorp Holdings, Inc. (d) (h)              67,522
            4,575 Rent-A-Center, Inc. (d) (h)                134,002
            4,400 Rollins, Inc. (h)                           92,884
            2,200 Ryanair Holding ADR (d)                    139,238
            4,200 Safeway, Inc. (h)                          127,470
            1,400 Steiner Leisure, Ltd. (d) (h)               58,870
            1,300 UST, Inc. (h)                               71,279
            2,700 Weight Watchers International (h)          119,718
                                                          ----------
                                                           7,338,415
                                                          ----------
           ENERGY - 4.0%
            3,975 Anadarko Petroleum Corp. (h)               174,224
            1,200 Apache Corp. (h)                            75,840
              900 BJ Services Co.                             27,117
            3,000 Canadian Oil Sands Trust                    80,040
            3,075 Carrizo Oil & Gas, Inc. (d) (h)             79,304
            3,300 Chesapeake Energy Corp. (h)                 95,634
              900 Chevron Corp. (h)                           58,374
            1,100 ConocoPhillips (h)                          65,483
            5,750 Consol Energy, Inc. (h)                    182,447
            1,800 Core Laboratories NV (d) (h)               114,840
            7,500 Denbury Resources, Inc. (d) (h)            216,750
            3,800 Devon Energy Corp. (h)                     239,970
            3,885 Diamond Offshore Drilling, Inc. (h)        281,157
           10,200 El Paso Corp. (h)                          139,128
            2,900 EnCana Corp. (h)                           135,401
            1,580 ENSCO International, Inc. (h)               69,251
              775 EOG Resources, Inc. (h)                     50,414
            3,500 FMC Technologies, Inc. (d) (h)             187,950
            2,075 Forest Oil Corp. (d) (h)                    65,549
            1,200 Foundation Coal Holdings, Inc. (h)          38,844
            5,750 Frontier Oil Corp. (h)                     152,835
              800 Giant Industries, Inc. (d) (h)              64,960
              610 Global Santa Fe Corp.                       30,494
            4,375 Halliburton Co. (h)                        124,469
            2,120 Hercules Offshore, Inc. (d) (h)             65,826
            1,200 Hess Corp. (h)                              49,704
            8,650 Holly Corp. (h)                            374,804
            2,100 Imperial Oil, Ltd. (h)                      70,455
            1,500 John H. Harland Co. (h)                     54,675
            3,000 Marathon Oil Corp. (h)                     230,700
              900 Maverick Tube Corp. (d) (h)                 58,347
            1,645 National Fuel Gas Co. (h)                   59,796
              880 National Oilwell Varco, Inc. (d)            51,524
            1,800 Noble Energy, Inc. (h)                      82,062
            4,650 Oceaneering International, Inc. (d) (h)    143,220
            6,700 Parker Drilling Co. (d) (h)                 47,436
            4,450 Peabody Energy Corp. (h)                   163,671
            3,400 Petro-Canada (h)                           137,122
              900 Petroleo Brasileiro SA (h)                  75,447
            2,100 Pogo Producing Co. (h)                      85,995

See Notes to Financial Statements.    5               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

        SHARES SECURITY DESCRIPTION                            VALUE
        ------ --------------------                          ----------
         3,200 Schlumberger, Ltd. (h)                        $  198,496
         5,600 Smith International, Inc. (h)                    217,280
         2,625 Southwestern Energy Co. (d) (h)                   78,409
         1,800 St. Mary Land & Exploration Co. (h)               66,078
         4,000 Suncor Energy, Inc.                              288,200
         1,950 Sunoco, Inc. (h)                                 121,271
         8,100 Talisman Energy, Inc. (h)                        132,678
         7,050 Tetra Technologies, Inc. (d) (h)                 170,328
         1,000 Tidewater, Inc. (h)                               44,190
         1,600 Unit Corp. (d) (h)                                73,552
         1,000 Universal Compression Holdings, Inc. (d) (h)      53,450
         9,200 Vaalco Energy, Inc. (d) (h)                       66,056
         2,200 Veritas DGC, Inc. (d) (h)                        144,804
         1,450 Weatherford International, Ltd. (d) (h)           60,494
           100 Western Oil Sands, Inc., Class A (d)               2,559
         4,710 Williams Cos., Inc. (h)                          112,428
         2,150 XTO Energy, Inc. (h)                              90,580
                                                             ----------
                                                              6,422,112
                                                             ----------
        FINANCIALS - 13.6%
         1,300 Accredited Home Lenders Holding (d) (h)           46,722
         2,200 AFLAC, Inc. (h)                                  100,672
           800 AG Edwards, Inc. (h)                              42,624
           200 Alexander's, Inc., REIT (d)                       62,050
        17,000 Allied Capital Corp.                             513,570
         2,200 Allstate Corp. (h)                               138,006
         1,700 AMBAC Financial Group, Inc. (h)                  140,675
           200 American Express Co.                              11,216
         1,200 American Financial Group, Inc. (h)                56,316
         2,400 American Real Estate Partners, LP                126,960
        27,000 AmeriCredit Corp. (d) (h)                        674,730
            40 Ameriprise Financial, Inc.                         1,876
         2,400 Apartment Investment & Management Co.,
               Class A, REIT (h)                                130,584
           100 Arthur J. Gallagher & Co.                          2,667
           300 Assurant, Inc. (h)                                16,023
         1,200 Bank of America Corp. (h)                         64,284
         1,800 Bank of Hawaii Corp. (h)                          86,688
         3,600 Bank of New York Co., Inc.                       126,936
         3,000 Bankunited Financial Corp. (h)                    78,210
         1,600 Bear Stearns Cos, Inc. (h)                       224,160
            60 Berkshire Hathaway, Inc., Class B (d)            190,440
         2,350 Black Rock, Inc., Class A (h)                    350,150
           600 Boston Properties, Inc., REIT (h)                 62,004
         1,900 BRE Properties, Inc., REIT                       113,487
         7,000 Brookfield Asset Management, Inc.,
               Class A (h)                                      310,380
         1,250 Capital One Financial Corp. (h)                   98,325
         2,250 Capital Source, Inc., REIT                        58,095
         1,800 Cathay General Bancorp, Inc.                      64,980
        14,550 CB Richard Ellis Group, Inc., Class A (d) (h)    357,930
         1,400 Cbot Holdings, Inc., Class A (d)                 169,106
         3,600 Center Financial Corp.                            85,608

          SHARES SECURITY DESCRIPTION                         VALUE
          ------ --------------------                        --------
             950 Chicago Mercantile Exchange Holdings,
                 Inc. (h)                                    $454,338
           1,525 Chubb Corp. (h)                               79,239
           1,430 Cincinnati Financial Corp.                    68,726
           2,200 CIT Group, Inc. (h)                          106,986
           2,000 Cohen & Steers, Inc.                          64,720
           3,100 Comerica, Inc. (h)                           176,452
           2,200 Commerce Bancshares, Inc. (h)                111,254
           3,600 Commerce Group, Inc. (h)                     108,180
           6,600 Corus Bankshares, Inc. (h)                   147,576
           4,000 Countrywide Financial Corp. (h)              140,160
           1,320 Cullen Frost Bankers, Inc. (h)                76,322
             800 Downey Financial Corp. (h)                    53,232
           5,100 E*Trade Financial Corp. (d) (h)              121,992
           2,400 East West Bancorp, Inc.                       95,064
           9,000 Eaton Vance Corp. (h)                        259,740
          10,000 Entertainment Properties Trust, REIT         493,200
           2,700 Erie Indemnity Co. (h)                       141,399
           1,950 Essex Property Trust, Inc., REIT (h)         236,730
           3,300 Federated Investors, Inc., Class B (h)       111,573
           1,400 First American Corp. (h)                      59,276
           5,750 First Marblehead Corp. (h)                   398,245
           2,300 FirstFed Financial Corp. (d) (h)             130,456
           8,150 Forest City Enterprises, Inc., Class A (h)   442,545
             550 Franklin Resources, Inc. (h)                  58,163
           2,200 Fremont General Corp. (h)                     30,778
           2,450 Goldman Sachs Group, Inc. (h)                414,467
           2,700 Greenhill & Co., Inc. (h)                    180,954
           1,800 Groupe Bruxelles Lambert SA                  192,062
           3,600 Hanmi Financial Corp.                         70,560
           1,300 Hanover Insurance Group, Inc. (h)             58,019
             875 Hartford Financial Services (h)               75,906
           3,600 HCC Insurance Holdings, Inc. (h)             118,368
          11,000 Health Care REIT, Inc.                       440,110
          14,000 Hong Kong Exchanges and Clearing, Ltd.       102,160
          30,000 HRPT Properties Trust, REIT                  358,500
           1,300 IndyMac Bancorp, Inc. (h)                     53,508
           6,150 International Securities Exchange, Inc. (h)  288,373
           4,200 Investment Technology Group, Inc. (d) (h)    187,950
           3,140 Investors Financial Services Corp.           135,271
          13,000 iStar Financial, Inc., REIT                  542,100
           3,700 Jackson Hewitt Tax Service, Inc. (h)         111,037
           4,000 Jefferies Group, Inc.                        114,000
           3,200 Jones Lang LaSalle, Inc. (h)                 273,536
           1,800 JPMorgan Chase & Co. (h)                      84,528
           1,500 Keycorp (h)                                   56,160
          12,000 LaBranche & Co., Inc. (d)                    124,440
           1,000 Lazard, Ltd.                                  39,980
             600 Legg Mason, Inc.                              60,516
           1,250 Lehman Brothers Holdings, Inc. (h)            92,325
          12,000 Leucadia National Corp.                      314,040
           1,075 Lincoln National Corp. (h)                    66,736
           5,350 Loews Corp. (h)                              202,765
           1,400 M&T Bank Corp.                               167,944

See Notes to Financial Statements.    6               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

        SHARES SECURITY DESCRIPTION                             VALUE
        ------ --------------------                            --------
         1,875 Merrill Lynch & Co., Inc. (h)                   $146,662
         1,250 MGIC Investment Corp.                             74,962
         2,200 Montpelier Re Holdings, Ltd.                      42,658
         2,900 Moody's Corp. (h)                                189,602
         1,200 Morgan Stanley (h)                                87,492
         3,600 Nara Bancorp, Inc.                                65,844
         6,000 Nasdaq Stock Market, Inc. (d)                    181,440
         3,400 National City Corp. (h)                          124,440
         1,160 New Century Financial Corp., REIT (h)             45,600
         1,000 Nomura Holdings, Inc. ADR                         17,580
           870 Northern Trust Corp.                              50,834
         5,200 Nuveen Investments, Inc., Class A (h)            266,396
         6,500 NYSE Group, Inc. (d)                             485,875
            24 Osaka Securities Exchange Corp.                   84,521
        19,000 Pacific Capital Bancorp.                         512,430
         1,000 Pargesa Holding, SA                               96,689
         1,030 PartnerRe, Ltd.                                   69,597
         1,500 Philadelphia Consolidated Holding Corp. (d) (h)   59,670
        16,000 Plum Creek Timber Co., Inc., REIT                544,640
         5,810 PMI Group, Inc. (h)                              254,536
         1,130 PNC Financial Services Group, Inc. (h)            81,857
         2,570 Popular, Inc.                                     49,961
           200 Preferred Bank Los Angeles, CA                    11,994
         2,000 Principal Financial Group (h)                    108,560
         6,400 Progressive Corp.                                157,056
         2,200 Protective Life Corp. (h)                        100,650
         1,500 Prudential Financial, Inc.                       114,375
         7,400 QLT, Inc. (d) (h)                                 56,240
        49,000 Quanta Capital Holdings, Ltd. (d)                 90,160
         4,650 Radian Group, Inc. (h)                           279,000
           100 Refco, Inc. (d)                                       60
         1,700 Reinsurance Group of America, Inc. (h)            88,281
         1,500 Safeco Corp. (h)                                  88,395
         1,300 Safety Insurance Group, Inc. (h)                  63,258
         1,330 Simon Property Group, Inc., REIT (h)             120,525
        50,000 Singapore Exchange, Ltd.                         139,781
           775 SL Green Realty Corp., REIT (h)                   86,567
         1,600 Stewart Information Services Corp. (h)            55,632
           100 Student Loan Corp.                                19,218
         3,575 Synovus Financial Corp. (h)                      104,998
         2,800 T. Rowe Price Group, Inc.                        133,980
         5,350 Taubman Centers, Inc., REIT (h)                  237,647
         2,000 Thomas Weisel Partners Group, Inc. (d)            32,100
           900 Torchmark Corp. (h)                               56,799
         2,100 Triad Guaranty, Inc. (d) (h)                     107,457
        13,000 Trustmark Corp.                                  408,590
        42,000 Trustreet Properties, Inc., REIT                 525,420
         3,600 UCBH Holdings, Inc.                               62,856
         2,600 UnionBanCal Corp. (h)                            158,340
        13,100 United Dominion Realty Trust, Inc., REIT (h)     395,620
         6,103 Van der Moolen Holding NV ADR                     39,792
           200 Vornado Realty Trust, REIT                        21,800
         2,905 Wachovia Corp. (h)                               162,099
         7,000 Washington Real Estate Investment Trust          278,600

           SHARES SECURITY DESCRIPTION                      VALUE
           ------ --------------------                   -----------
            2,300 Webster Financial Corp. (h)            $   108,353
            2,000 Wells Fargo & Co.                           72,360
              180 White Mountains Insurance Group             89,453
            1,500 Whitney Holding Corp. (h)                   53,655
            3,600 Wilshire Bancorp, Inc.                      68,544
            4,200 Winston Hotels, Inc., REIT (h)              51,744
            2,015 WR Berkley Corp. (h)                        71,311
            1,295 Zions Bancorporation (h)                   103,354
                                                         -----------
                                                          22,056,045
                                                         -----------
           HEALTH CARE - 4.1%
            1,800 Aetna, Inc. (h)                             71,190
              710 Allergan, Inc. (h)                          79,953
            2,400 Amgen, Inc. (d) (h)                        171,672
            2,500 AMN Healthcare Services, Inc. (d) (h)       59,375
            4,200 Amylin Pharmaceuticals, Inc. (d) (h)       185,094
            4,200 Apria Healthcare Group, Inc. (d) (h)        82,908
            1,470 AstraZeneca plc ADR (h)                     91,875
            1,945 Barr Pharmaceuticals, Inc. (d) (h)         101,023
            3,145 Baxter International, Inc. (h)             142,972
            2,255 Becton Dickinson & Co. (h)                 159,361
            3,500 Biogen Idec, Inc. (d) (h)                  156,380
            1,490 Biomet, Inc.                                47,963
              700 Cardinal Health, Inc. (h)                   46,018
            5,250 Celgene Corp. (d) (h)                      227,325
            3,950 Covance, Inc. (d) (h)                      262,201
            1,515 Coventry Health Care, Inc. (d) (h)          78,053
            1,900 Cutera, Inc. (d) (h)                        50,521
            1,500 Dade Behring Holdings, Inc. (h)             60,240
            2,710 Edwards Lifesciences Corp. (d) (h)         126,259
            8,800 Enzon Pharmaceuticals, Inc. (d) (h)         72,600
            1,100 Forest Laboratories, Inc. (d) (h)           55,671
            2,445 Haemonetics Corp. (d) (h)                  114,426
            1,900 Health Management Associates, Inc.          39,710
            2,090 Health Net, Inc. (d) (h)                    90,957
            3,100 Henry Schein, Inc. (d) (h)                 155,434
            1,300 ICU Medical, Inc. (d) (h)                   59,124
            4,050 IDEXX Laboratories, Inc. (d) (h)           369,117
            5,500 Johnson & Johnson                          357,170
            6,465 King Pharmaceuticals, Inc. (d) (h)         110,099
            2,500 KV Pharmaceutical Co., Class A (d) (h)      59,250
            6,690 McKesson Corp. (h)                         352,697
            5,300 Mylan Laboratories, Inc. (h)               106,689
           12,800 NBTY, Inc. (d) (h)                         374,656
           19,300 Pfizer, Inc. (h)                           547,348
            6,250 Pharmaceutical Product Development,
                  Inc. (h)                                   223,062
            4,270 Quest Diagnostics, Inc. (h)                261,153
            5,100 ResMed, Inc. (d) (h)                       205,275
            6,750 Sierra Health Services, Inc. (d) (h)       255,420
            1,400 SurModics, Inc. (d) (h)                     49,168
            1,100 Universal Health Services, Inc. (h)         65,923
            1,600 USANA Health Sciences, Inc. (d) (h)         71,344
            4,200 VCA Antech, Inc. (d)                       151,452

See Notes to Financial Statements.    7               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

        SHARES SECURITY DESCRIPTION                            VALUE
        ------ --------------------                          ----------
         3,050 WellCare Health Plans, Inc. (d) (h)           $  172,722
         1,600 Zoll Medical Corp. (d) (h)                        57,424
                                                             ----------
                                                              6,578,274
                                                             ----------
        INDUSTRIALS - 7.1%
         1,825 Acuity Brands, Inc. (h)                           82,855
         3,300 Agilent Technologies, Inc. (d) (h)               107,877
         2,100 Albany International Corp. (h)                    66,822
         3,950 Amphenol Corp., Class A (h)                      244,624
         2,775 Applera Corp. (h)                                 91,880
         1,450 Arkansas Best Corp. (h)                           62,394
         3,500 AVX Corp. (h)                                     61,915
         3,595 Belden CDT, Inc. (h)                             137,437
         1,700 Bemis Co. (h)                                     55,862
         3,370 Black & Decker Corp. (h)                         267,410
         1,500 Boeing Co. (h)                                   118,275
         1,000 Burlington Northern Santa Fe Corp.,
               Class A (h)                                       73,440
         2,800 Canadian National Railway Co. (h)                117,432
         2,600 Canadian Pacific Railway, Ltd. (h)               129,324
         2,400 Carlisle Cos, Inc. (h)                           201,840
         3,000 Caterpillar, Inc. (h)                            197,400
         6,250 CH Robinson Worldwide, Inc. (h)                  278,625
         3,875 Con-way, Inc. (h)                                173,677
           800 Cooper Industries, Ltd. (h)                       68,176
         2,795 Crane Co. (h)                                    116,831
           890 Cummins, Inc. (h)                                106,115
         1,650 Diageo plc ADR (h)                               117,216
         2,700 Dover Corp. (h)                                  128,088
         1,900 Energizer Holdings, Inc. (d) (h)                 136,781
         1,500 Equifax, Inc. (h)                                 55,065
         4,550 Expeditors International, Inc. (h)               202,839
         1,225 Fisher Scientific International, Inc. (d) (h)     95,844
         2,550 Fluor Corp. (h)                                  196,069
         1,400 Forward Air Corp. (h)                             46,326
        14,000 GATX Corp.                                       579,180
         2,000 General Electric Co. (h)                          70,600
         2,000 General Maritime Corp. (h)                        73,160
         2,500 Graco, Inc. (h)                                   97,650
         1,785 Granite Construction, Inc. (h)                    95,230
         2,600 Heidrick & Struggles International,
               Inc. (d) (h)                                      93,600
         1,400 Illinois Tool Works, Inc. (h)                     62,860
         2,800 Ingersoll-Rand Co., Ltd. (h)                     106,344
         2,700 JB Hunt Transport Services, Inc. (h)              56,079
         4,550 Joy Global, Inc. (h)                             171,125
         4,650 Kansas City Southern (d)                         126,991
         1,900 Kaydon Corp. (h)                                  70,338
         2,400 Kemet Corp. (d) (h)                               19,368
         4,600 Laidlaw International, Inc. (h)                  125,718
        17,800 Lancaster Colony Corp. (h)                       796,728
         2,400 Landstar System, Inc. (h)                        102,480
         1,400 Lennox International, Inc. (h)                    32,060
         1,300 Littelfuse, Inc. (d) (h)                          45,110
         2,150 Lockheed Martin Corp. (h)                        185,029

           SHARES SECURITY DESCRIPTION                       VALUE
           ------ --------------------                    -----------
              980 Manpower, Inc.                          $    60,045
            7,000 Masco Corp. (h)                             191,940
            1,900 Molecular Devices Corp. (d) (h)              35,131
            3,400 Mueller Industries, Inc. (h)                119,578
            2,100 Nordson Corp. (h)                            83,706
              800 Northrop Grumman Corp. (h)                   54,456
            6,600 OMI Corp. (h)                               143,286
            3,400 Pacer International, Inc.                    94,384
            6,780 Pactiv Corp. (d) (h)                        192,688
           18,000 Pentair, Inc.                               471,420
            1,950 Precision Castparts Corp.                   123,162
            2,500 Quanta Services, Inc. (d)                    42,150
            1,400 Raytheon Co. (h)                             67,214
            2,420 Regal-Beloit Corp. (h)                      105,270
            1,400 Republic Services, Inc. (h)                  56,294
            3,300 Rockwell Automation, Inc. (h)               191,730
            1,100 Rockwell Collins, Inc. (h)                   60,324
            2,300 Ryder System, Inc. (h)                      118,864
           13,000 Sonoco Products Co.                         437,320
            5,250 Stericycle, Inc. (d) (h)                    366,397
            1,900 Tektronix, Inc. (h)                          54,967
            1,700 Teledyne Technologies, Inc. (d) (h)          67,320
            2,000 Teleflex, Inc. (h)                          111,280
            1,200 Tennant Co. (h)                              29,208
              980 Terex Corp. (d)                              44,316
            1,850 Thermo Electron Corp. (d) (h)                72,760
            2,700 Timken Co. (h)                               80,406
            5,100 Trimble Navigation, Ltd. (d) (h)            240,108
            1,800 Tsakos Energy Navigation, Ltd. (h)           80,280
           11,000 Tyco International, Ltd.                    307,890
            1,200 United Technologies Corp. (h)                76,020
            2,275 URS Corp. (d) (h)                            88,475
              600 UTI Worldwide, Inc.                          16,782
            1,000 Valmont Industries, Inc. (h)                 52,250
            1,000 Varian, Inc. (d) (h)                         45,870
            7,580 Vishay Intertechnology, Inc. (d) (h)        106,423
            2,200 Volvo AB ADR (h)                            131,340
            2,100 Vulcan Materials Co. (h)                    164,325
            1,500 Waters Corp. (d) (h)                         67,920
                                                          -----------
                                                           11,501,388
                                                          -----------
           INFORMATION TECHNOLOGY - 5.8%
            2,000 Advanced Micro Devices, Inc. (d) (h)         49,700
            3,700 Agilysys, Inc. (h)                           51,948
            7,100 Akamai Technologies, Inc. (d) (h)           354,929
            2,000 Amazon.com, Inc. (d) (h)                     64,240
            1,000 Apple Computer, Inc. (d) (h)                 77,030
            4,000 Applied Materials, Inc. (h)                  70,920
            2,800 Blackbaud, Inc. (h)                          61,572
            3,200 Blue Nile, Inc. (d) (h)                     116,320
            9,490 BMC Software, Inc. (d) (h)                  258,318
            1,800 CACI International, Inc., Class A (d)        99,018
            6,255 Ceridian Corp. (d) (h)                      139,862
            4,200 Check Point Software Technology (d) (h)      80,010

See Notes to Financial Statements.    8               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

        SHARES SECURITY DESCRIPTION                             VALUE
        ------ --------------------                           ----------
         6,050 Citrix Systems, Inc. (d) (h)                   $  219,071
         3,600 Cognizant Technology Solutions,
               Class A (d) (h)                                   266,616
         1,010 Computer Sciences Corp. (d)                        49,611
        11,225 CSG Systems International, Inc. (d) (h)           296,677
         4,000 Dell, Inc. (d) (h)                                 91,360
         2,200 Dun & Bradstreet Corp. (d) (h)                    164,978
         8,000 eBay, Inc. (d) (h)                                226,880
         4,700 Expedia, Inc. (d) (h)                              73,696
         1,700 Fair Isaac Corp. (h)                               62,169
         8,280 Fiserv, Inc. (d) (h)                              389,905
         1,700 Global Payments, Inc. (h)                          74,817
           400 Google, Inc., Class A (d) (h)                     160,760
         6,005 Hewlett-Packard Co. (h)                           220,323
         4,500 I2 Technologies, Inc. (d) (h)                      84,285
           755 IBM (h)                                            61,865
         7,265 IMS Health, Inc. (h)                              193,540
         2,800 InterActive Corp. (d) (h)                          80,528
         1,800 Intuit, Inc. (d) (h)                               57,762
         5,400 j2 Global Communications, Inc. (d)                146,718
         4,000 Keane, Inc. (d) (h)                                57,640
         4,850 Lam Research Corp. (d) (h)                        219,850
         1,100 Lexmark International, Inc. (d) (h)                63,426
        27,000 Liberty Media Corp. - Interactive, Class A (d)    550,260
         7,630 MEMC Electronic Materials, Inc. (d) (h)           279,487
        41,500 Microsoft Corp. (h)                             1,134,195
           700 MicroStrategy, Inc., Class A (d) (h)               71,281
         4,300 MoneyGram International, Inc. (h)                 124,958
         3,475 National Semiconductor Corp. (h)                   81,767
         5,450 Novell, Inc. (d)                                   33,354
         3,300 Novellus Systems, Inc. (d) (h)                     91,278
         3,950 NutriSystem, Inc. (d) (h)                         246,046
        10,050 Nvidia Corp. (d) (h)                              297,379
         1,165 Omnicom Group, Inc. (h)                           109,044
         6,620 Omnivision Technologies, Inc. (d) (h)              94,467
         2,982 ON Semiconductor Corp. (d) (h)                     17,534
         1,700 Plantronics, Inc. (h)                              29,801
         2,400 Reynolds & Reynolds Co., Class A (h)               94,824
         5,000 Seagate Technology                                115,450
         1,680 SEI Investments Co. (h)                            94,399
         5,500 Synopsys, Inc. (d) (h)                            108,460
         4,700 Texas Instruments, Inc. (h)                       156,275
        21,000 Total System Services, Inc.                       479,430
         5,750 Transaction Systems Architects, Inc. (d) (h)      197,340
         2,300 Travelzoo, Inc. (d) (h)                            66,286
        12,300 Western Digital Corp. (d) (h)                     222,630
         2,000 Yahoo!, Inc. (d) (h)                               50,560
                                                              ----------
                                                               9,432,849
                                                              ----------
        MATERIALS - 1.7%
           575 Albemarle Corp. (h)                                31,240
           760 Alcan, Inc.                                        30,301
         3,600 Allegheny Technologies, Inc. (h)                  223,884
        10,800 Anglo American plc                                227,880

            SHARES SECURITY DESCRIPTION                    VALUE
            ------ --------------------                  ----------
               400 BHP Billiton, Ltd.                    $   15,152
             1,000 Carpenter Technology Corp. (h)           107,510
             2,600 Eagle Materials, Inc. (h)                 87,568
             5,900 Ecolab, Inc. (h)                         252,638
               800 Freeport-McMoRan Copper & Gold, Inc.,
                   Class B (h)                               42,608
             2,050 Georgia Gulf Corp. (h)                    56,211
            14,600 Hercules, Inc. (d) (h)                   230,242
               500 IPSCO, Inc. (h)                           43,335
               840 Nova Chemicals Corp.                      25,796
             4,005 Nucor Corp. (h)                          198,207
             1,275 OM Group, Inc. (d)                        56,024
             1,765 Phelps Dodge Corp. (h)                   149,496
             1,700 PPG Industries, Inc. (h)                 114,036
               200 Rio Tinto, plc                            37,926
             1,100 Rohm & Haas Co. (h)                       52,085
             2,600 Schulman A, Inc. (h)                      61,126
             1,700 Sherwin-Williams Co. (h)                  94,826
             2,750 Southern Copper Corp. (h)                254,375
             2,300 Steel Dynamics, Inc. (h)                 116,035
               900 U.S. Steel Corp. (h)                      51,912
             3,815 Westlake Chemical Corp. (h)              122,118
                                                         ----------
                                                          2,682,531
                                                         ----------
            TELECOMMUNICATION SERVICES - 0.7%
             2,390 Amdocs, Ltd. (d) (h)                      94,644
             3,000 AT&T, Inc. (h)                            97,680
             4,940 Avaya, Inc. (d) (h)                       56,514
             2,870 CenturyTel, Inc. (h)                     113,853
             6,600 Cisco Systems, Inc. (d) (h)              151,800
             5,000 Citizens Communications Co. (h)           70,200
             4,900 Cryptologic, Inc. (h)                    107,996
             4,100 Earthlink, Inc. (d) (h)                   29,807
             1,560 NeuStar, Inc. (d) (h)                     43,290
             4,450 NII Holdings, Inc., Class B (d) (h)      276,612
             2,800 Polycom, Inc. (d) (h)                     68,684
                                                         ----------
                                                          1,111,080
                                                         ----------
            UTILITIES - 2.4%
            17,250 AES Corp. (d) (h)                        351,727
            11,035 Allegheny Energy, Inc. (d) (h)           443,276
             4,000 Alliant Energy Corp. (h)                 142,920
             2,000 American States Water Co.                 76,500
            19,000 Atmos Energy Corp.                       542,450
             2,800 Centerpoint Energy, Inc.                  40,096
             2,500 CMS Energy Corp. (d)                      36,100
             4,185 DPL, Inc. (h)                            113,497
             3,575 Edison International (h)                 148,863
             4,600 Energen Corp. (h)                        192,602
             6,000 Energy East Corp. (h)                    142,320
               700 Entergy Corp. (h)                         54,761
               850 Exelon Corp. (h)                          51,459
             1,200 FirstEnergy Corp. (h)                     67,032
             7,200 Korea Electric Power Corp., ADR          140,760

See Notes to Financial Statements.    9               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

             SHARES SECURITY DESCRIPTION                   VALUE
             ------ --------------------                -----------
              6,853 Mirant Corp. (d)                    $   187,155
              2,340 NRG Energy, Inc. (d) (h)                106,002
              5,500 PG&E Corp. (h)                          229,075
              1,100 Pinnacle West Capital Corp. (h)          49,555
              2,450 PPL Corp. (h)                            80,605
              1,000 Public Service Enterprise Group (h)      61,190
             12,000 Reliant Energy, Inc. (d)                147,720
              1,300 Sempra Energy (h)                        65,325
             12,000 Sierra Pacific Resources (d)            172,080
              1,275 TXU Corp. (h)                            79,713
              2,000 Wisconsin Energy Corp. (h)               86,280
                                                        -----------
                                                          3,809,063
                                                        -----------
             Total Common Stock (Cost $82,140,897)       87,451,026
                                                        -----------

                 SECURITY
          SHARES DESCRIPTION                          RATE    VALUE
          ------ -----------                          ----  ----------
          PREFERRED STOCK CONVERTIBLE - 1.0%
          CONSUMER DISCRETIONARY - 0.3%
          5,390  Ford Motor Company
                 Capital Trust II (h)                 6.50%    181,050
          3,267  General Motors Corp. (h)             6.25      75,958
          1,629  General Motors Corp. (h)             5.25      32,775
          5,325  Six Flags, Inc. (h)                  7.25     115,153
             90  Universal Corp. (h)                  6.75      90,945
                                                            ----------
                                                               495,881
                                                            ----------
          ENERGY - 0.2%
            410  Chesapeake Energy Corp. (h)          5.00      42,281
          2,261  Chesapeake Energy Corp.              5.00     233,166
          1,878  Goodrich Petroleum Corp. (d)         5.38     108,924
                                                            ----------
                                                               384,371
                                                            ----------
          FINANCIALS - 0.2%
          4,814  Affiliated Managers Group (d) (h)    5.10     250,328
          2,673  Sovereign Cap Trust IV (h)           4.38     124,629
                                                            ----------
                                                               374,957
                                                            ----------
          INDUSTRIALS - 0.2%
            196  Kansas City Southern (h)             5.13     226,501
                                                            ----------
          MATERIALS - 0.1%
             83  Terra Industries, Inc., Series A (h) 4.25      80,292
                                                            ----------
          Total Preferred Stock (Cost $1,472,353)            1,562,002
                                                            ----------
          TOTAL EQUITY SECURITIES (COST $83,613,250)        89,013,028
                                                            ----------

                     SECURITY                       MATURITY
           PRINCIPAL DESCRIPTION              RATE    DATE    VALUE
           --------- -----------              ----  -------- --------
           FIXED-INCOME SECURITIES - 18.2%
           ASSET BACKED OBLIGATIONS - 4.0%
           $281,316  ARMT Series 2005-8
                     4A11 (e)                 5.44% 11/25/35 $277,977
            230,000  Banc of America, Series
                     2005-4 A3                4.89  07/10/45  225,551
            110,000  Bayview Financial
                     Acquisition, Series
                     2005-D-AF3 (e)           5.50  12/28/35  109,347
            330,000  Bear Stearns
                     Commercial Mortgage,
                     Series 2003-PWR2-A4      5.19  05/11/39  328,011
            214,634  Chase Mortgage
                     Finance Corp., Series
                     2005-A1-1A1 (e)          5.42  12/25/35  212,086
            125,000  Chase Mortgage
                     Finance Corp., Series
                     2005-A1-2A3 (e)          5.25  12/25/35  123,718
             50,000  Citigroup Mortgage Loan
                     Trust, Series 2005-WF1
                     A2 (e)                   4.49  02/25/35   49,463
            280,000  COMM Series 2005-C6
                     A3                       5.14  06/10/44  277,971
             55,000  Continental Airlines,
                     Inc., Series 2002-1 G2   6.56  02/15/12   57,269
            118,320  Countrywide Alternative
                     Loan Trust, Series
                     2004-J10-4CB1            6.50  10/25/34  119,684
             69,451  Countrywide Alternative
                     Loan Trust, Series
                     2005-43-4A1 (e)          5.76  10/25/35   69,121
            850,000  Countrywide Alternative
                     Loan Trust, Series
                     2006-OA2 X1P             0.00  05/20/46   42,954
            375,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series 2002-
                     CKS4-A2                  5.18  11/15/36  374,805
             80,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series 2003-
                     AR24-2A4 (e)             4.02  10/25/33   78,961
            200,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series 2005-
                     C5 A3 (e)                5.10  08/15/38  197,426
            200,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series 2006-
                     C1 A3 (e)                5.71  02/15/39  203,212
            229,935  Equity One Abs, Inc.
                     Series 2002-4 M1         5.22  02/25/33  227,099

See Notes to Financial Statements.    10              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

                       SECURITY                    MATURITY
           PRINCIPAL   DESCRIPTION           RATE    DATE     VALUE
           ----------  -----------           ----  -------- ----------
           $  245,308  FHASI, Series
                       2003-10 2A1           4.75% 01/25/19 $  237,710
              200,000  GE Capital CMC
                       2006-C1 A3 (e)        5.52  03/10/44    200,813
              300,000  GMACC Series
                       2002-C2 A3            5.71  10/15/38    307,140
              210,000  GMACC Series
                       2004-C3 A4            4.55  12/10/41    203,861
              225,000  GMACM Series
                       2006-HLTV1 A5 (g)     6.01  10/25/29    226,991
               68,056  Harborview Mortgage
                       Loan Trust Series
                       2004-8 2A4A (e)       5.73  11/19/34     68,336
              962,680  Harborview Mortgage
                       Loan Trust Series
                       2006-1 X1 - (IO) (e)  1.76  03/19/37     47,231
              225,000  JP Morgan Mortgage
                       Loan Trust, Series
                       2004-C3-A4            4.66  01/15/42    217,460
              120,000  JP Morgan Mortgage
                       Loan Trust, Series
                       2005-A3-11A2 (e)      4.50  06/25/35    113,175
              200,000  JP Morgan Mortgage
                       Loan Trust, Series
                       2006-A2-2A2 (e)       5.77  04/25/36    201,330
              330,000  LB-UBS Commercial
                       Mortgage Trust,
                       Series 2003-C8 A4
                       (e)                   5.12  11/15/32    327,653
              119,973  Morgan Stanley
                       Dean Witter Cap,
                       2000-LIFE A2          7.57  11/15/36    127,240
              156,692  Master Seasoned
                       Securities Trust,
                       Series 2004-1 4A1
                       (e)                   5.17  10/25/32    157,291
              149,665  Northwest Airlines,
                       Inc. (f)              7.04  04/01/22    148,823
              350,000  Salomon Bothers
                       Series 2002-KEY2-A3   4.87  03/18/36    344,377
              330,000  Wachovia Bank
                       Commercial
                       Mortgage, Series
                       2003-C6 A4            5.13  08/15/35    327,239
              141,299  Washington Mutual,
                       Series 2002-AR18
                       A (e)                 4.12  01/25/33    140,681
              115,000  Washington Mutual,
                       Series 2005-AR16-
                       1A4A (e)              5.11  12/25/35    114,087
            5,910,000  Washington Mutual,
                       Series 2006-AR5-X (a) 0.00  06/25/46     59,254
                                                            ----------
           Total Asset Backed Obligations (Cost $6,124,926)  6,545,347
                                                            ----------

                    SECURITY                         MATURITY
          PRINCIPAL DESCRIPTION                RATE    DATE    VALUE
          --------- -----------                ----  -------- --------
          CORPORATE CONVERTIBLE BONDS - 4.5%
          CONSUMER DISCRETIONARY - 0.4%
          $130,000  Arvinmeritor, Inc. (g) (h) 4.63% 03/01/26 $127,075
            84,000  Citadel Broadcasting
                    Corp. (h)                  1.88  02/15/11   68,775
           311,000  Kellwood Co. (g) (h)       3.50  06/15/34  279,900
           168,000  Mesa Air Group,
                    Inc. (g) (h)               2.48  06/16/23   69,930
           122,000  Playboy Enterprises,
                    Inc. (h)                   3.00  03/15/25  107,055
                                                              --------
                                                               652,735
                                                              --------
          CONSUMER STAPLES - 0.2%
           167,000  Conmed Corp. (h)           2.50  11/15/24  145,499
           123,000  FTI Consulting, Inc. (h)   3.75  07/15/12  132,994
                                                              --------
                                                               278,493
                                                              --------
          ENERGY - 0.0%
            38,000  Oil States International,
                    Inc. (h)                   2.38  07/01/25   43,938
                                                              --------
          FINANCIALS - 0.6%
           273,000  American Equity
                    Investment Life Holding
                    Co. (h)                    5.25  12/06/24  314,291
           187,000  Compucredit Corp. (h)      5.88  11/30/35  169,703
           100,000  Fairfax Financial          5.00  07/15/23   94,750
           300,000  Leucadia National Corp.    3.75  04/15/14  389,625
                                                              --------
                                                               968,369
                                                              --------
          HEALTH CARE - 1.4%
           208,000  Advanced Medical
                    Optics (h)                 3.25  08/01/26  201,240
           171,000  American Medical
                    Systems Holdings,
                    Inc. (h)                   3.25  07/01/36  200,498
           107,000  Charles River
                    Laboratories               2.25  06/15/13  117,000
           127,000  Cubist Pharmaceuticals
                    (h)                        2.25  06/15/13  126,047
           163,000  CV Therapeutics, Inc. (d)
                    (h)                        3.25  08/16/13  132,030
           169,000  Human Genome
                    Sciences, Inc. (h)         2.25  08/15/12  156,747
           200,000  ICOS Corp. (h)             2.00  07/01/23  172,750
           180,000  Invitrogen Corp. (h)       3.25  06/15/25  174,600
           227,000  LifePoint Hospitals,
                    Inc. (h)                   3.25  08/15/25  206,570
           136,000  Medtronic, Inc.            1.63  04/15/13  132,940
           132,000  Millipore Corp. (h)        3.75  06/01/26  132,330
           274,000  Omnicare, Inc. (h)         3.25  12/15/35  245,230
            75,000  Pharmaceutical
                    Resources, Inc. (h)        2.88  09/30/10   69,844

See Notes to Financial Statements.    11              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

                     SECURITY                    MATURITY
           PRINCIPAL DESCRIPTION           RATE    DATE     VALUE
           --------- -----------          -----  -------- ----------
           $ 68,000  Valeant
                     Pharmaceuticals (h)   4.00% 11/15/13 $   64,175
            115,000  Watson
                     Pharmaceutical,
                     Inc. (h)              1.75  03/15/23    105,800
                                                          ----------
                                                           2,237,801
                                                          ----------
           INDUSTRIALS - 0.5%
            136,000  Allied Waste
                     Industries (h)        4.25  04/15/34    125,800
            106,000  EDO Corp. (h)         4.00  11/15/25    102,423
             69,000  FEI Company (h)       2.88  06/01/13     70,121
            117,000  Itron, Inc. (h)       2.50  08/01/26    132,649
            196,000  Trinity Industries,
                     Inc. (h)              3.88  06/01/36    189,140
            218,000  Wilson Greatbatch
                     Technologies,
                     Inc. (h)              2.25  06/15/13    195,927
                                                          ----------
                                                             816,060
                                                          ----------
           INFORMATION TECHNOLOGY - 0.6%
            121,000  CIBER, Inc. (h)       2.88  12/15/23    111,925
            154,000  Conexant Systems,
                     Inc. (h)              4.00  03/01/26    134,173
            179,000  Hutchinson
                     Technology, Inc. (h)  3.25   1/15/26    161,100
            141,000  Mentor Graphics
                     Corp. (h)             6.25  03/01/26    163,207
             94,000  ON Semiconductor
                     Corp. (a) (h)         1.09  04/15/24     83,425
             68,000  Quantum Corp. (h)     4.38  08/01/10     59,670
            118,000  Sandisk Corp. (h)     1.00  05/15/13    112,985
            235,000  WebMD Corp. (h)       3.13  09/01/25    235,881
                                                          ----------
                                                           1,062,366
                                                          ----------
           TELECOMMUNICATION SERVICES - 0.5%
             74,000  ADC
                     Telecommunications
                     (e) (h)               5.80  06/15/13     71,780
             68,000  Broadwing Corp. (h)   3.13  05/15/26     71,315
            101,000  Dobson
                     Communications
                     Corp. (h)             1.50  10/01/25     98,980
             51,000  Global Crossing,
                     Ltd. (h)              5.00  05/15/11     54,825
            100,000  Level 3
                     Communications
                     (g) (h)              12.88  03/15/10    104,250
             55,000  Level 3
                     Communications (h)    3.50  06/15/12     64,900
             65,000  Powerwave
                     Technologies (h)      1.88  11/15/24     63,294

                    SECURITY                      MATURITY
          PRINCIPAL DESCRIPTION             RATE    DATE     VALUE
          --------- -----------             ----  -------- ----------
          $108,000  Qwest
                    Communications
                    International, Inc. (h) 3.50% 11/15/25 $  176,310
            74,000  Time Warner Telecom,
                    Inc. (h)                2.38  4/1/2026     91,945
                                                           ----------
                                                              797,599
                                                           ----------
          UTILITIES - 0.3%
           730,000  Calpine Corp. (f)       4.75  11/15/23    354,050
            65,000  Public Service
                    Enterprise Group (e)    5.77  09/21/08     65,035
                                                           ----------
                                                              419,085
                                                           ----------
          Total Convertible Bonds (Cost $7,164,446)         7,276,446
                                                           ----------
          CORPORATE NON-CONVERTIBLE BONDS -
          3.1%
          CONSUMER DISCRETIONARY - 0.4%
            12,736  Continental Airlines,
                    Inc.                    6.41  04/15/07     12,704
           137,862  Continental Airlines,
                    Inc.                    7.46  04/01/15    137,948
           110,766  Continental Airlines,
                    Inc.                    6.90  01/02/18    114,090
           100,000  Dana Corp. (f)          9.00  08/15/11     66,000
           200,000  Dana Corp. (f)          5.85  01/15/15    132,000
           120,000  General Motors          8.38  07/15/33    104,400
                                                           ----------
                                                              567,142
                                                           ----------
          FINANCIALS - 2.2%
           155,000  Allied World Insurance  7.50  08/01/16    164,440
            32,000  Arch Capital Group,
                    Ltd.                    7.35  05/01/34     35,505
            60,000  BankBoston Capital
                    Trust II, Series B      7.75  12/15/26     62,492
           275,000  Capital One Financial
                    Co.                     5.70  09/15/11    277,233
           200,000  Chase Capital I         7.67  12/01/26    208,145
           200,000  Citigroup, Inc.         6.13  08/25/36    206,414
            87,000  Colonial Bank NA        6.38  12/01/15     89,745
            75,000  Developers
                    Diversified Realty
                    Corp.                   4.63  08/01/10     72,756
           204,000  Finova Group, Inc.      7.50  11/15/09     58,140
           170,000  Ford Motor Credit Co.   7.00  10/01/13    157,944
           100,000  Ford Motor Credit
                    Co. (e)                 9.96  04/15/12    104,774
           100,000  General Motors
                    Accept Corp. (e)        7.60  12/01/14    100,433
           120,000  Goldman Sachs
                    Group, Inc.             5.35  01/15/16    117,997
           232,000  Health Care Property
                    Investors, Inc. MTN     5.63  05/01/17    221,778
            50,000  Highwoods Realty, LP    7.00  12/01/06     50,091
           135,000  Highwoods Realty, LP    7.50  04/15/18    149,223

See Notes to Financial Statements.    12              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

                      SECURITY                   MATURITY
            PRINCIPAL DESCRIPTION          RATE    DATE     VALUE
            --------- -----------         -----  -------- ----------
            $135,000  Lehman Brothers
                      Holdings, Inc.       5.50% 04/04/16 $  134,747
              31,000  Lehman Brothers
                      Holdings, Inc. (e)   5.32  11/30/10     28,976
             151,000  Lehman Brothers
                      Holdings, Inc. (e)   0.00  06/20/16    151,755
             183,000  Merrill Lynch & Co.  6.05  05/16/16    189,579
              60,000  New Plan Excel
                      Realty Trust         5.13  09/15/12     58,620
             160,000  Reckson Operating
                      Partnership          6.00  03/31/16    161,723
              49,000  Shurgard Storage
                      Centers, Inc.        5.88  03/15/13     50,250
             100,000  Shurgard Storage
                      Centers, Inc.        7.75  02/22/11    108,274
             180,000  Simon Property
                      Group, LP            5.75  05/01/12    182,801
              32,000  Washington Real
                      Estate Investment
                      Trust                5.35  05/01/15     31,371
             175,000  Washington Real
                      Estate Investment
                      Trust                5.95  06/15/11    178,404
             170,000  Weingarten Realty
                      Investors            4.99  09/03/13    165,500
                                                          ----------
                                                           3,519,110
                                                          ----------
            INDUSTRIALS - 0.1%
             300,000  Delphi Corp. (f)     6.50  08/15/13    256,500
                                                          ----------
            MATERIALS - 0.1%
             110,000  Barrick Gold
                      Financial Co.        5.80  11/15/34    102,702
                                                          ----------
            UTILITIES - 0.3%
             500,000  Calpine Corp. (f)   10.50  05/15/06    370,000
              10,000  Calpine Corp. (f)    7.88  04/01/08      7,400
              70,000  Entergy Louisiana,
                      LLC                  5.56  09/01/15     68,133
              55,000  Swepco Capital
                      Trust I (e)          5.25  10/01/43     54,668
                                                          ----------
                                                             500,201
                                                          ----------
            Total Non-Convertible Bonds (Cost $4,873,624)  4,945,655
                                                          ----------
            US GOVERNMENT AND AGENCY OBLIGATIONS - 6.6%
            DISCOUNT NOTE - 0.2%
             285,000  FHLMC (a)            5.17  10/03/06    284,960
                                                          ----------
            MORTGAGE BACKED SECURITIES - 2.2%
             370,000  FHLMC FG G02366      6.50  10/01/36    377,025
             205,000  FHLMC FHR 2929
                      PE                   5.00  05/15/33    196,614
              51,952  FHLMC Pool
                      #1L0113 (e)          6.19  05/01/35     52,736
              74,528  FHLMC Series 2433
                      SA (e)               7.07  02/15/32     76,419

                        SECURITY                   MATURITY
           PRINCIPAL    DESCRIPTION         RATE     DATE      VALUE
           ----------   -----------        ------  -------- -----------
           $   98,810   FHR Series 2881
                        IA - (IO)            6.00% 08/15/34 $    19,636
              385,000   FNMA FNC155
                        (b)                  5.50  10/15/21     384,880
              179,581   FNMA FNR 2001-
                        52 YZ                6.50  10/25/31     184,089
              109,438   FNMA FNR 2001-
                        81 QG                6.50  01/25/32     112,703
              225,000   FNMA FNR 2006-
                        4 WE                 4.50  02/25/36     201,350
              272,634   FNMA Pool
                        #545639              6.50  04/01/32     280,101
               89,300   FNMA Pool
                        #555177 (e)          4.86  01/01/33      88,151
               55,546   FNMA Pool
                        #673743 (e)          5.21  11/01/32      56,187
               93,286   FNMA Pool
                        #708856 (e)          5.70  06/01/33      94,510
              244,358   FNMA Pool
                        #735861              6.50  09/01/33     250,059
              128,390   FNMA Pool
                        #735881              6.00  11/01/34     129,304
              252,358   FNMA Pool
                        #764388 (e)          4.96  03/01/34     244,700
               77,735   FNMA Pool
                        #841741 (e)          5.04  09/01/35      76,313
              292,001   FNMA Pool
                        #895606 (e)          5.78  06/01/36     290,700
               50,092   GNMA Pool
                        #80610 (e)           5.38  06/20/32      50,588
              113,801   GNMA Pool
                        #81136 (e)           5.00  11/20/34     114,938
              164,938   GNMA Pool
                        #81432 (e)           4.00  08/20/35     164,367
              156,970   GNMA Pool
                        #81435 (e)           4.50  08/20/35     157,693
                                                            -----------
                                                              3,603,063
                                                            -----------
           US TREASURY SECURITIES - 4.2%
              764,000   US Treasury Note   4.36 -
                        - Strip - (PO) (a)   4.52  08/15/09     670,342
            1,240,000   US Treasury Note     4.88  04/30/11   1,254,193
              233,000   US Treasury
                        Bond                 8.13  08/15/19     307,342
              660,000   US Treasury
                        Bond                 4.50  02/15/36     632,621
              874,000   US Treasury Note     4.88  05/15/09     879,326
              810,000   US Treasury Note     3.38  10/15/09     782,030
            1,625,000   US Treasury Note     4.88  02/15/12   1,648,169
              633,000   US Treasury Note     4.25  11/15/14     617,521
                                                            -----------
                                                              6,791,544
                                                            -----------
           Total US Government and Agency Obligations
           (Cost $10,813,986)                                10,679,567
                                                            -----------
           TOTAL FIXED-INCOME SECURITIES (COST $28,976,982)  29,447,015
                                                            -----------

See Notes to Financial Statements.    13              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

                            SECURITY
               SHARES       DESCRIPTION                         VALUE
              -----------             -----------            -----------
             MUTUAL FUND - 2.0%
                 253,723    Loomis Sayles Investment Grade
                            Fixed Income Fund
                            (Cost $3,291,809) (c)            $ 3,204,518
                                                             -----------

                            SECURITY
              PRINCIPAL     DESCRIPTION                         VALUE
              -----------             -----------            -----------
             SHORT-TERM INVESTMENTS - 26.1%
             MONEY MARKET DEPOSIT ACCOUNT - 25.4%
             $41,022,840    Citibank Money Market Deposit
                            Account, 4.80%
                            (Cost $41,022,840)                41,022,840
                                                             -----------
             COMMERCIAL PAPER - 0.7%
                 385,000    Alcoa, Inc.                          383,532
                 455,000    General Electric Capital Corp.       454,274
                 230,000    National Rural Utilities             229,128
                                                             -----------
             Total Commercial Paper (Cost $1,066,934)          1,066,934
                                                             -----------
             RIGHTS - 0.0%
                 150,000    Comdisco Holding Co.
                            (Cost $51,260)                        37,500
                                                             -----------
             Total Short-Term Investments (Cost $42,141,034)  42,127,274
                                                             -----------

          NUMBER OF SECURITY                  STRIKE EXPIRATION
          CONTRACTS DESCRIPTION               PRICE     DATE    VALUE
          --------- -----------               ------ ---------- ------
          PUT OPTIONS PURCHASED - 0.3%
             30     Advanced Micro Devices     30.00  01/21/09   9,600
             30     Amazon.com                 30.00  01/21/09  14,700
             18     Amgen, Inc.                60.00  01/21/09   5,940
             18     Amgen, Inc.                70.00  01/21/09  11,700
             30     Anadarko Petroleum
                    Corp.                      40.00  01/21/09  14,700
             18     Apache Corp.               60.00  01/21/09  12,420
             15     Apple Computer, Inc.       50.00  01/21/09   6,000
             60     Applied Materials, Inc.    15.00  01/21/09   8,700
             18     Bank of America Corp.      40.00  01/21/09   2,160
             15     Bear Stearns Cos, Inc.    130.00  01/21/09  19,500
             45     Bed Bath & Beyond, Inc.    30.00  01/21/09   7,763
             18     Caterpillar, Inc.          60.00  01/21/09  11,520
             14     Centex Corp.               50.00  01/23/08   8,960
             18     Centex Corp.               40.00  01/23/09   8,190
             30     Circuit City Stores, Inc.  30.00  01/21/09  22,050
             60     Cisco Systems, Inc.        15.00  01/21/09   3,300
             30     Comcast Corp.              30.00  01/21/09   4,650
             30     Countrywide Financial
                    Corp.                      30.00  01/21/06  10,950
             30     Countrywide Financial
                    Corp.                      25.00  01/21/09   6,750

         NUMBER OF SECURITY            STRIKE EXPIRATION
         CONTRACTS DESCRIPTION         PRICE     DATE        VALUE
         --------- -----------         ------ ---------- ------------
            24     Dell, Inc.           20.00  01/23/08  $      3,600
            36     Dell, Inc.           30.00  01/23/08        26,280
            16     DR Horton, Inc.      30.00  01/23/08        11,840
            28     eBay, Inc.           35.00  01/23/08        22,680
            28     General Electric
                   Co.                  30.00  01/23/08         1,960
             6     Google, Inc.,
                   Class A             240.00  01/23/08         3,780
            30     Halliburton Co.      30.00  01/21/09        16,200
            30     Hovnanian
                   Enterprises, Inc.,
                   Class A              35.00  01/23/08        23,400
             7     Hovnanian
                   Enterprises, Inc.,
                   Class A              50.00  01/23/08        14,420
            18     Kohl's Corp.         50.00  01/21/09         5,490
            16     Lennar Corp.,
                   Class A              50.00  01/23/08        13,280
            45     Lowe's Cos, Inc.     25.00  01/21/09         9,787
            36     Lowe's Cos, Inc.     60.00  01/21/09        15,300
            18     Merrill Lynch &
                   Co.                  55.00  01/21/09         3,690
            30     Microsoft Corp.      20.00  01/21/09         1,950
            18     Morgan Stanley       50.00  01/21/09         3,735
            15     Nike, Inc.           80.00  01/21/09         8,475
            18     Proctor & Gamble,
                   Co.                  50.00  01/21/09         3,195
            47     Pulte Homes, Inc.    25.00  01/21/09        15,980
            16     Ryland Group, Inc.   60.00  01/23/08        28,640
            14     Ryland Group, Inc.   30.00  01/21/09         5,110
            18     Ryland Group, Inc.   40.00  01/21/09        13,410
            15     Schlumberger,
                   Inc.                 60.00  01/21/09        13,125
            18     Target Corp.         40.00  01/21/09         3,150
            28     Toll Brothers, Inc.  30.00  01/23/08        14,840
            18     United
                   Technologies
                   Corp.                50.00  01/21/09         4,230
            30     Yahoo!, Inc.         30.00  01/23/08        18,300
                                                         ------------
         Total Put Options Purchased
         (Premiums Paid $494,526)                             495,400
                                                         ------------
         TOTAL LONG POSITIONS - 101.7%
         (COST $158,517,601)*                            $164,287,235
         TOTAL SHORT POSITIONS - (36.1%)
         (COST $(58,342,700))                             (58,315,787)
         TOTAL CALL OPTIONS WRITTEN - (0.6%) (PREMIUMS
         RECEIVED $(990,246))                                (922,458)
         Other Assets & Liabilities, Net - 35.0%           56,507,830
                                                         ------------
         NET ASSETS - 100.0%                             $161,556,820
                                                         ============

See Notes to Financial Statements.    14              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                    ---------
          SECURITIES SOLD SHORT - (36.1)%
          COMMON STOCK - (36.1)%
          CONSUMER DISCRETIONARY - (8.5)%
           (3,400) A.C. Moore Arts & Crafts, Inc.          $ (64,702)
           (6,950) Advance Auto Parts, Inc.                 (228,933)
           (1,000) Advisory Board Co.                        (50,520)
           (4,300) Airtran Holdings, Inc.                    (42,656)
           (5,190) American Axle & Manufacturing Holdings,
                   Inc.                                      (86,621)
           (4,150) Apollo Group, Inc., Class A              (204,346)
          (10,650) Applebees International, Inc.            (229,082)
           (4,355) ArvinMeritor, Inc.                        (62,015)
           (3,200) Autonation, Inc.                          (66,880)
             (100) Beazer Homes USA, Inc.                     (3,904)
          (10,000) Bed Bath & Beyond, Inc.                  (382,600)
           (9,100) Bluegreen Corp.                          (104,377)
           (2,840) Borders Group, Inc.                       (57,936)
             (800) BorgWarner, Inc.                          (45,736)
           (1,800) Boyd Gaming Corp.                         (69,192)
           (3,500) Building Material Holding Corp.           (91,070)
          (11,600) Cablevision Systems Corp.                (263,436)
           (4,000) Carmike Cinemas, Inc.                     (68,720)
           (3,000) Carnival Corp.                           (141,090)
           (3,330) Carter's, Inc.                            (87,879)
           (5,700) CBRL Group, Inc.                         (230,451)
           (6,000) CDI Corp.                                (124,260)
             (100) Centex Corp.                               (5,262)
           (5,400) Central European Distribution            (126,414)
           (2,900) Cheesecake Factory                        (78,851)
          (11,425) Chico's FAS, Inc.                        (245,980)
           (1,500) Cintas Corp.                              (61,245)
             (661) Citadel Broadcasting Corp.                 (6,213)
           (6,400) Coach, Inc.                              (220,160)
           (3,875) Coldwater Creek, Inc.                    (111,445)
           (1,600) Comcast Corp., Class A                    (58,960)
           (4,500) Cost Plus, Inc.                           (53,865)
             (900) Costco Wholesale Corp.                    (44,712)
           (6,450) CVS Corp.                                (207,174)
           (2,500) DeVry, Inc.                               (53,175)
           (5,500) Dollar General Corp.                      (74,965)
           (8,800) Dow Jones & Co., Inc.                    (295,152)
           (1,900) DR Horton, Inc.                           (45,505)
           (3,170) DSW, Inc., Class A                        (99,855)
           (2,500) EchoStar Communications Corp., Class A    (81,850)
           (4,805) Fastenal Co.                             (185,329)
          (12,181) Ford Motor Co.                            (98,544)
           (1,200) Four Seasons Hotels, Inc.                 (76,620)
           (2,325) GameStop Corp., Class A                  (107,601)
           (2,320) Gannett Co., Inc.                        (131,846)
           (6,090) Gaylord Entertainment Co.                (267,047)
           (1,632) General Motors Corp.                      (54,280)
           (2,200) Genuine Parts Co.                         (94,886)
           (2,800) Goodyear Tire & Rubber Co.                (40,600)
           (3,880) Guitar Center, Inc.                      (173,358)

            SHARES  SECURITY DESCRIPTION                     VALUE
           -------  --------------------                   ---------
            (3,790) Hilton Hotels Corp.                    $(105,552)
            (4,650) HNI Corp.                               (193,347)
            (2,300) Home Depot, Inc.                         (83,421)
            (4,195) HOT Topic, Inc.                          (46,732)
              (200) Hovnanian Enterprises, Inc., Class A      (5,868)
           (15,760) Interpublic Group of Cos., Inc.         (156,024)
            (3,200) Iron Mountain, Inc.                     (137,408)
            (4,200) Jakks Pacific, Inc.                      (74,886)
            (8,405) JetBlue Airways Corp.                    (77,914)
            (1,500) Jo-Ann Stores, Inc.                      (25,080)
            (3,000) JOS A. Bank Clothiers, Inc.              (89,880)
              (100) KB Home                                   (4,380)
            (2,331) Kellwood Co.                             (67,203)
            (3,100) Kelly Services, Inc., Class A            (84,971)
            (3,100) Landry's Restaurants, Inc.               (93,465)
            (1,900) Laureate Education, Inc.                 (90,934)
            (1,300) Lennar Corp., Class A                    (58,825)
            (3,100) LKQ Corp.                                (68,107)
            (1,600) Lowe's Cos., Inc.                        (44,896)
            (1,600) Manpower, Inc.                           (98,032)
            (5,700) MarineMax, Inc.                         (145,065)
            (2,115) Marriott International, Inc., Class A    (81,724)
              (900) MDC Holdings, Inc.                       (41,805)
            (3,600) Meredith Corp.                          (177,588)
            (3,672) Mesa Air Group, Inc.                     (28,495)
              (800) Mohawk Industries, Inc.                  (59,560)
           (10,575) New York Times Co., Class A             (243,013)
            (5,200) O'Reilly Automotive, Inc.               (172,692)
            (3,100) Orient-Express Hotels, Ltd.             (115,878)
            (7,055) OSI Restaurant Partners, Inc.           (223,714)
            (1,300) Oxford Industries, Inc.                  (55,783)
            (1,960) Panera Bread Co., Class A               (114,170)
            (4,800) PEP Boys-Manny Moe & Jack                (61,680)
            (2,095) PF Chang's China Bistro, Inc.            (72,717)
            (1,600) Phillips-Van Heusen                      (66,832)
           (12,200) Pier 1 Imports, Inc.                     (90,524)
            (4,302) Playboy Enterprises, Inc., Class B       (40,482)
            (1,845) Polaris Industries, Inc.                 (75,922)
            (1,400) Pool Corp.                               (53,900)
           (20,000) Progressive Gaming International Corp.  (164,000)
            (4,200) Pulte Homes, Inc.                       (133,812)
           (11,665) Quiksilver, Inc.                        (141,730)
           (14,355) RadioShack Corp.                        (277,051)
           (16,800) Readers Digest Association, Inc.        (217,728)
            (1,125) Red Robin Gourmet Burgers, Inc.          (51,874)
            (1,800) Regis Corp.                              (64,530)
            (8,600) Ross Stores, Inc.                       (218,526)
            (1,700) Royal Caribbean Cruises, Ltd.            (65,977)
              (600) Ryland Group, Inc.                       (25,926)
            (1,700) Scholastic Corp.                         (52,955)
            (3,200) School Specialty, Inc.                  (112,928)
            (2,500) Scientific Games Corp.                   (79,500)
            (1,596) Six Flags, Inc.                           (8,347)
            (3,700) Sonic Automotive, Inc.                   (85,433)

See Notes to Financial Statements.    15              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

           SHARES  SECURITY DESCRIPTION                     VALUE
          -------  --------------------                 ------------
           (2,700) Southwest Airlines Co.               $    (44,982)
             (200) Standard-Pacific Corp.                     (4,700)
           (2,000) Station Casinos, Inc.                    (115,660)
           (3,800) Target Corp.                             (209,950)
           (3,150) Tiffany & Co.                            (104,580)
           (7,500) Timberland Co.                           (215,775)
          (10,050) TJX Cos., Inc.                           (281,701)
             (200) Toll Brothers, Inc.                        (5,616)
           (4,150) Tractor Supply Co., Inc.                 (200,279)
           (1,790) Under Armour, Inc.                        (71,636)
          (20,125) Urban Outfitters, Inc.                   (356,011)
           (8,450) Valassis Communications, Inc.            (149,142)
             (900) Walgreen Co.                              (39,951)
           (3,900) Wal-Mart Stores, Inc.                    (192,348)
           (2,400) Walt Disney Co.                           (74,184)
           (7,140) Weight Watchers International            (316,588)
           (1,200) Wendy's International, Inc.               (80,400)
           (5,800) Williams-Sonoma, Inc.                    (187,862)
           (3,790) XM Satellite Holdings, Inc., Class A      (48,853)
           (2,300) Zumiez, Inc.                              (62,100)
                                                        ------------
                                                         (13,798,404)
                                                        ------------

             CONSUMER STAPLES - (2.4)%
              (1,400) Alberto-Culver Co.                  (70,826)
                (700) Altria Group, Inc.                  (53,585)
              (2,500) Archer-Daniels-Midland Co.          (94,700)
              (1,800) Avon Products, Inc.                 (55,188)
                (900) Brown-Forman Corp., Class B         (68,985)
              (5,750) Bunge, Ltd.                        (333,213)
              (1,025) Central Garden and Pet Co.          (49,466)
              (1,600) Colgate-Palmolive Co.               (99,360)
              (3,200) Conagra Foods, Inc.                 (78,336)
              (1,845) Fortune Brands, Inc.               (138,578)
              (3,615) Fossil, Inc.                        (77,867)
              (3,600) Fresh Del Monte Products, Inc.      (62,604)
              (2,755) FTI Consulting, Inc.                (69,040)
              (3,365) Great Atlantic & Pacific Tea Corp.  (81,029)
              (2,100) Hain Celestial Group, Inc.          (53,676)
              (3,700) Hershey Co.                        (197,765)
              (3,400) Hudson Highland Group, Inc.         (33,320)
              (1,590) Johnson & Johnson                  (103,255)
              (2,700) Navigant Consulting, Inc.           (54,162)
              (4,510) Resources Connection, Inc.         (120,823)
              (4,725) Sanderon Farms, Inc.               (152,901)
             (13,400) Sara Lee Corp., Inc.               (215,338)
              (3,000) Senomyx, Inc.                       (46,110)
              (4,500) Supervalu, Inc.                    (133,425)
              (4,620) Sysco Corp.                        (154,539)
              (9,500) Tupperware Brands Corp.            (184,870)
             (13,825) Tyson Foods, Inc., Class A         (219,541)
              (1,500) United Natural Foods, Inc.          (46,485)
              (1,058) Universal Corp.                     (38,649)
              (6,450) Whole Foods Market, Inc.           (383,323)

             SHARES  SECURITY DESCRIPTION                  VALUE
            -------  --------------------               -----------
             (7,995) WM Wrigley Jr. Co.                 $  (368,250)
               (440) WM Wrigley Jr. Co., Class B            (20,240)
                                                        -----------
                                                         (3,859,449)
                                                        -----------
            ENERGY - (3.6)%
             (3,065) Apache Corp.                          (193,708)
             (1,600) Arch Coal, Inc.                        (46,256)
             (1,600) ATP Oil & Gas Corp.                    (59,104)
             (1,940) Atwood Oceanics, Inc.                  (87,242)
             (2,100) Baker Hughes, Inc.                    (143,220)
             (1,175) Bill Barrett Corp.                     (28,858)
             (2,330) BJ Services Co.                        (70,203)
             (2,800) Cameron International Corp.           (135,268)
             (1,455) CARBO Ceramics, Inc.                   (52,424)
             (1,800) Carrizo Oil & Gas, Inc.                (46,422)
            (10,450) Cheniere Energy, Inc.                 (310,470)
             (6,664) Chesapeake Energy Corp.               (193,123)
             (5,600) Covanta Holding Corp.                 (120,568)
               (600) Crosstex Energy, Inc.                  (53,742)
             (5,600) Delta Petroleum Corp.                 (126,112)
             (9,695) El Paso Corp.                         (132,240)
             (4,400) Enbridge, Inc.                        (142,032)
             (1,845) Encore Acquisition Co.                 (44,907)
             (5,600) EOG Resources, Inc.                   (364,280)
             (7,450) Equitable Resources, Inc.             (260,601)
             (6,600) Evergreen Solar, Inc.                  (54,780)
             (1,475) Exxon Mobil Corp.                      (98,972)
             (6,500) Gasco Energy, Inc.                     (17,550)
             (1,350) GlobalSantaFe Corp.                    (67,486)
             (2,400) GMX Resources, Inc.                    (75,336)
             (1,098) Goodrich Petroleum Corp.               (33,072)
             (3,000) Halliburton Co.                        (85,350)
             (1,500) James River Coal Co.                   (15,825)
            (10,900) Massey Energy Co.                     (228,246)
             (2,675) Nabors Industries, Ltd.                (79,581)
             (5,125) Noble Corp.                           (328,922)
               (911) Oil States International, Inc.         (25,052)
            (10,775) Patterson-UTI Energy, Inc.            (256,014)
             (1,700) Pride International, Inc.              (46,614)
               (575) Questar Corp.                          (47,018)
            (11,150) Quicksilver Resources, Inc.           (355,685)
             (1,700) Range Resources Corp.                  (42,908)
             (2,600) Rowan Cos., Inc.                       (82,238)
             (1,600) Royal Dutch Shell plc ADR, Class A    (105,760)
             (2,390) Smith International, Inc.              (92,732)
             (6,000) Southwestern Energy Co.               (179,220)
               (800) Suncor Energy, Inc.                    (57,640)
             (3,650) Sunoco, Inc.                          (226,994)
             (4,200) Swift Energy Co.                      (175,644)
             (1,200) Tidewater, Inc.                        (53,028)
             (1,375) Total SA                               (90,667)
             (2,200) TransCanada Corp.                      (69,168)
             (1,600) Transocean, Inc.                      (117,168)

See Notes to Financial Statements.    16              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

          SHARES  SECURITY DESCRIPTION                       VALUE
         -------  --------------------                    -----------
          (1,290) Ultra Petroleum Corp.                   $   (62,062)
          (8,900) Warren Resources, Inc.                     (108,402)
                                                          -----------
                                                           (5,889,914)
                                                          -----------
         FINANCIALS - (5.8)%
            (293) Affiliated Managers Group, Inc.             (29,332)
          (1,800) Allied Capital Corp.                        (54,378)
          (3,775) American Capital Strategies, Ltd.          (148,999)
         (21,435) American Equity Investment Life            (263,007)
                  Holding Co.
          (1,005) American International Group, Inc.          (66,591)
          (4,215) Annaly Capital Management, Inc., REIT       (55,385)
          (8,000) Arthur J. Gallagher & Co.                  (213,360)
          (3,400) Bank of America Corp.                      (182,138)
          (8,200) BankAtlantic Bancorp, Inc., Class A        (116,604)
          (1,875) BB& T Corp.                                 (82,088)
          (1,100) Bear Stearns Cos., Inc.                    (154,110)
          (1,400) Brandywine Realty Trust, REIT               (45,570)
          (1,060) Brookfield Asset Management, Inc.           (47,000)
            (500) Brookfield Properties Corp.                 (17,660)
            (850) Cbot Holdings, Inc.                        (102,672)
          (2,700) Charles Schwab Corp.                        (48,330)
          (1,565) Citigroup, Inc.                             (77,734)
          (5,400) Commerce BanCorp., Inc.                    (198,234)
          (2,400) Compass Bancshares, Inc.                   (136,752)
          (2,363) CompuCredit Corp.                           (71,386)
         (11,200) Deluxe Corp.                               (191,520)
          (1,200) East West Bancorp, Inc.                     (47,532)
          (2,600) Endurance Specialty Holdings                (91,676)
          (5,150) Equifax, Inc.                              (189,057)
          (1,100) Equity Residential, REIT                    (55,638)
          (4,375) Euronet Worldwide, Inc.                    (107,406)
          (1,200) Everest Re Group, Ltd.                     (117,036)
          (6,950) Federated Investors, Inc.                  (234,980)
          (1,400) FelCor Lodging Trust, Inc., REIT            (28,070)
          (3,100) Fidelity Bankshares, Inc.                  (120,931)
          (2,800) Fifth Third Bancorp                        (106,624)
          (4,200) First Midwest Bancorp, Inc.                (159,138)
          (5,350) General Growth Properties, Inc., REIT      (254,928)
         (13,250) H&R Block, Inc.                            (288,055)
          (1,900) Hancock Holding Co.                        (101,745)
          (1,000) Hartford Financial Services Group, Inc.     (86,750)
         (11,200) Housevalues, Inc.                           (65,408)
          (4,685) HRPT Properties Trust, REIT                 (55,986)
          (1,900) Investors Financial Services Corp.          (81,852)
          (1,300) IPC Holdings, Ltd.                          (39,546)
          (2,700) Jefferies Group, Inc.                       (76,950)
          (8,200) LaBranche & Co, Inc.                        (85,034)
            (500) Legg Mason, Inc.                            (50,430)
          (3,100) Marshall & Ilsley Corp.                    (149,358)
          (6,900) Max Re Capital, Ltd.                       (158,424)
          (2,900) MCG Capital Corp.                           (47,357)
          (8,950) Montpelier Re Holdings, Ltd.               (173,541)
          (1,650) Nasdaq Stock Market, Inc.                   (49,896)

          SHARES  SECURITY DESCRIPTION                        VALUE
         -------  --------------------                     -----------
          (8,900) New York Community Bancorp, Inc.         $  (145,782)
          (1,600) Pacific Capital Bancorp                      (43,152)
          (2,160) PartnerRe, Ltd.                             (145,951)
          (4,300) People's Bank                               (170,323)
          (6,600) Phoenix Cos, Inc.                            (92,400)
          (5,100) Platinum Underwriters Holdings, Ltd.        (157,233)
          (2,700) Popular, Inc.                                (52,488)
          (2,800) Raymond James Financial, Inc.                (81,872)
          (1,200) Regency Centers Corp., REIT                  (82,512)
          (1,715) Regions Financial Corp.                      (63,095)
          (1,775) RenaissanceRe Holdings, Ltd.                 (98,690)
          (7,800) SLM Corp.                                   (405,444)
          (5,521) Sovereign Bancorp, Inc.                     (118,757)
          (1,500) Sun Life Financial, Inc.                     (61,605)
          (8,550) TCF Financial Corp.                         (224,780)
         (15,050) TD Ameritrade Holding Corp.                 (283,692)
         (10,900) UCBH Holdings, Inc.                         (190,314)
          (2,100) UMB Financial Corp.                          (76,797)
          (1,825) United Dominion Realty Trust, Inc., REIT     (55,115)
          (2,400) UnumProvident Corp.                          (46,536)
          (5,145) Valley National Bancorp                     (131,558)
            (800) Vornado Realty Trust, REIT                   (87,200)
          (9,850) Waddell & Reed Financial, Inc.              (243,787)
          (2,600) Walter Industries, Inc.                     (110,968)
          (3,260) Washington Federal, Inc.                     (73,154)
            (850) Webster Financial Corp.                      (40,044)
          (7,650) Westamerica Bancorporation                  (386,401)
          (1,500) Wintrust Financial Corp.                     (75,225)
          (4,725) XL Capital, Ltd., Class A                   (324,607)
                                                           -----------
                                                            (9,395,680)
                                                           -----------
         HEALTH CARE - (4.2)%
          (1,600) Abbott Laboratories                          (77,696)
          (9,000) Abraxis BioScience, Inc.                    (250,020)
          (2,621) Advanced Medical Optics, Inc.               (103,661)
          (2,750) Aetna, Inc.                                 (108,763)
          (5,570) Affymetrix, Inc.                            (120,089)
          (1,400) Alcon, Inc.                                 (160,300)
          (6,820) American Medical Systems Holdings, Inc.     (125,693)
          (2,375) AMERIGROUP Corp.                             (70,181)
          (3,400) Arrow International, Inc.                   (108,154)
          (6,150) Biomet, Inc.                                (197,968)
         (21,255) Boston Scientific Corp.                     (314,361)
          (5,000) Bristol-Myers Squibb Co.                    (124,600)
          (5,600) Centene Corp.                                (92,064)
          (1,612) Charles River Laboratories                   (69,977)
          (2,408) Conmed Corp.                                 (50,833)
          (2,100) Conor Medsystems, Inc.                       (49,497)
            (775) Covance, Inc.                                (51,445)
          (2,250) Coventry Health Care, Inc.                  (115,920)
          (3,095) Cubist Pharmaceuticals, Inc.                 (67,285)
          (3,622) CV Therapeutics, Inc.                        (40,349)
          (1,400) Cyberonics, Inc.                             (24,542)
          (1,225) DaVita, Inc.                                 (70,891)

See Notes to Financial Statements.    17              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                   -----------
             (800) Eli Lilly & Co.                        $   (45,600)
           (1,200) Genentech, Inc.                            (99,240)
           (3,895) Health Management Associates, Class A      (81,406)
             (900) Healthways, Inc.                           (40,140)
           (2,600) Hologic, Inc.                             (113,152)
           (6,989) Human Genome Sciences, Inc.                (80,653)
             (975) ICOS Corp.                                 (24,434)
           (5,800) ImClone Systems, Inc.                     (164,256)
             (916) Invitrogen Corp.                           (58,084)
           (4,166) LifePoint Hospitals, Inc.                 (147,143)
           (1,200) Medco Health Solutions, Inc.               (72,132)
           (7,750) Medicis Pharmaceutical Corp., Class A     (250,712)
           (8,200) Medimmune, Inc.                           (239,522)
           (5,251) Medtronic, Inc.                           (243,856)
           (2,895) Millipore Corp.                           (177,463)
           (2,700) Nektar Therapeutics                        (38,907)
           (2,410) Omnicare, Inc.                            (103,847)
           (4,400) Option Care, Inc.                          (58,916)
           (6,900) OraSure Technologies, Inc.                 (55,476)
           (5,481) Par Pharmaceutical Cos., Inc.              (99,973)
           (5,325) Patterson Cos., Inc.                      (178,973)
          (12,450) PDL BioPharma, Inc.                       (239,040)
           (4,000) PharmaNet Development Group, Inc.          (77,720)
           (1,665) PolyMedica Corp.                           (71,279)
           (4,800) Qiagen NV                                  (76,032)
           (1,300) Resmed, Inc.                               (52,325)
           (4,750) Sepracor, Inc.                            (230,090)
           (1,370) Smith & Nephew plc ADR                     (62,787)
           (6,950) St. Jude Medical, Inc.                    (245,265)
           (1,300) Sunrise Senior Living, Inc.                (38,831)
           (4,000) Taro Pharmaceuticals Industries, Ltd.      (53,200)
           (3,600) Telik, Inc.                                (64,044)
           (1,900) Triad Hospitals, Inc.                      (83,657)
           (1,900) United Surgical Partners International     (47,177)
           (1,400) UnitedHealth Group, Inc.                   (68,880)
          (14,168) Valeant Pharmaceuticals International     (280,243)
           (1,001) Watson Pharmaceuticals, Inc.               (26,196)
             (800) WellPoint, Inc.                            (61,640)
           (3,350) Zimmer Holdings, Inc.                     (226,125)
                                                          -----------
                                                           (6,772,705)
                                                          -----------
          INDUSTRIALS - (4.3)%
           (2,000) AAR Corp.                                  (47,680)
           (2,000) Alexander & Baldwin, Inc.                  (88,740)
           (9,264) Allied Waste Industries, Inc.             (104,405)
           (5,225) American Power Conversion Corp.           (114,741)
           (1,300) Ametek, Inc.                               (56,615)
           (1,000) Amphenol Corp., Class A                    (61,930)
           (2,100) Argon ST, Inc.                             (50,337)
           (9,825) Ball Corp.                                (397,421)
             (600) Boeing Co.                                 (47,310)
           (4,800) Brady Corp., Class A                      (168,768)
           (1,400) CH Robinson Worldwide, Inc.                (62,412)
           (9,300) Chicago Bridge & Iron Co. NV              (223,758)

            SHARES  SECURITY DESCRIPTION                   VALUE
           -------  --------------------                -----------
            (2,300) Cogent, Inc.                        $   (31,579)
            (3,200) Commercial Metals Co.                   (65,056)
           (14,850) Crown Holdings, Inc.                   (276,210)
            (1,400) Danaher Corp.                           (96,138)
            (7,450) Donaldson Co., Inc.                    (274,905)
            (1,975) DRS Technologies, Inc.                  (86,248)
            (4,600) Eastman Kodak, Co.                     (103,041)
            (2,014) EDO Corp.                               (46,080)
            (3,900) Energy Conversion Devices, Inc.        (144,456)
            (8,000) ENGlobal Corp.                          (49,520)
            (2,375) ESCO Technologies, Inc.                (109,345)
            (1,649) FEI Co.                                 (34,810)
            (2,100) Flir Systems, Inc.                      (57,036)
            (1,600) Florida East Coast Industries, Inc.     (91,328)
            (5,100) Florida Rock Industries, Inc.          (197,421)
              (800) Fluor Corp.                             (61,512)
            (3,900) GATX Corp.                             (161,343)
            (1,200) General Dynamics Corp.                  (86,004)
            (4,700) General Electric Co.                   (165,910)
            (1,950) Genesee & Wyoming, Inc.                 (45,279)
            (2,439) Greatbatch, Inc.                        (55,170)
            (7,775) Hexcel Corp.                           (110,016)
            (3,500) IDEX Corp.                             (150,675)
            (3,500) Innovative Solutions & Support          (50,855)
            (4,600) Insituform Technologies, Inc.          (111,688)
            (1,256) Itron, Inc.                             (70,085)
              (700) Jacobs Engineering Group, Inc.          (52,311)
            (9,100) JB Hunt Transport Services, Inc.       (189,007)
            (8,327) Kansas City Southern                   (227,410)
            (1,700) L-3 Communications Holdings, Inc.      (133,161)
            (3,140) LG Phillips LCD Co., Ltd. ADR           (52,093)
            (2,600) Maritrans, Inc.                         (95,160)
            (1,200) Mine Safety Appliances Co.              (42,768)
           (13,850) Nalco Holding Co.                      (256,502)
              (550) NCI Building Systems, Inc.              (31,994)
           (19,735) Owens-Illinois, Inc.                   (304,314)
            (4,200) Pall Corp.                             (129,402)
            (2,300) Royal Philips                           (80,523)
            (4,040) Shaw Group, Inc.                        (95,506)
            (1,800) Snap-On, Inc.                           (80,190)
            (1,300) Stanley Works                           (64,805)
            (1,900) Stericycle, Inc.                       (132,601)
            (6,512) Trinity Industries, Inc.               (209,491)
            (3,700) Tyco International, Ltd.               (103,563)
            (9,995) UTI Worldwide, Inc.                    (279,560)
            (2,685) Waste Connections, Inc.                (101,788)
            (2,100) Watts Water Technologies, Inc.          (66,696)
                                                        -----------
                                                         (6,884,672)
                                                        -----------
           INFORMATION TECHNOLOGY - (4.2)%
            (8,400) Activision, Inc.                       (126,840)
            (1,700) Akamai Technologies, Inc.               (84,983)
           (11,100) Altera Corp.                           (204,018)
           (11,705) Amazon.com, Inc.                       (375,965)

See Notes to Financial Statements.    18              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

            SHARES  SECURITY DESCRIPTION                   VALUE
           -------  --------------------                -----------
            (6,000) Analog Devices, Inc.                $  (176,340)
            (1,000) Apple Computer, Inc.                    (77,030)
            (2,800) aQuantive, Inc.                         (66,136)
            (7,900) Audible, Inc.                           (57,354)
            (6,100) Autodesk, Inc.                         (212,158)
            (1,400) Avid Technology, Inc.                   (50,988)
            (3,300) Blackboard, Inc.                        (87,450)
            (2,000) CA, Inc.                                (47,380)
            (1,400) CACI International, Inc.                (77,014)
            (2,990) Cerner Corp.                           (135,746)
            (2,662) Ciber, Inc.                             (17,649)
            (2,100) Computer Sciences Corp.                (103,152)
            (4,300) Concur Technologies, Inc.               (62,565)
           (14,086) Conexant Systems, Inc.                  (28,172)
            (1,575) Ctrip.com International, Ltd. ADR       (70,796)
            (3,385) Diebold, Inc.                          (147,349)
            (1,300) Diodes, Inc.                            (56,121)
            (7,065) eBay, Inc.                             (200,363)
            (3,700) eFunds Corp                             (89,466)
            (5,300) Electronic Arts, Inc.                  (295,104)
            (2,000) Electronic Data Systems Corp.           (49,040)
            (9,802) Emdeon Corp.                           (114,781)
            (1,200) Equinix, Inc.                           (72,120)
              (700) Google, Inc., Class A                  (281,330)
            (3,300) GSI Commerce, Inc.                      (48,972)
            (2,965) Hutchinson Technology, Inc.             (62,354)
            (4,510) International Rectifier Corp.          (157,128)
           (11,500) Jack Henry & Associates, Inc.          (250,355)
            (3,200) Jupitermedia Corp.                      (27,712)
            (9,305) Linear Technology Corp.                (289,572)
            (5,450) Maxim Integrated Products, Inc.        (152,982)
           (10,000) McAffee, Inc.                          (244,600)
            (5,492) Mentor Graphics Corp.                   (77,327)
            (8,350) National Semiconductor Corp.           (196,476)
            (7,650) NAVTEQ Corp.                           (199,742)
           (13,900) Parametric Technology Corp.            (242,694)
            (2,200) Priceline.com, Inc.                     (80,938)
            (5,451) Quantum Corp.                           (11,883)
              (555) Research In Motion, Ltd.                (56,976)
            (9,800) Salesforce.com, Inc.                   (351,624)
            (1,002) SanDisk Corp.                           (53,647)
            (2,195) Sina Corp.                              (55,204)
              (660) SRA International, Inc., Class A        (19,840)
            (2,825) Take-Two Interactive Software, Inc.     (40,285)
           (12,350) Total System Services, Inc.            (281,950)
            (3,100) Ultimate Software Group, Inc.           (72,943)
            (9,900) Unisys Corp.                            (56,034)
            (1,400) Verint Systems, Inc.                    (42,070)
            (8,300) Wind River Systems, Inc.                (88,893)
            (8,490) Yahoo!, Inc.                           (214,627)
                                                        -----------
                                                         (6,744,238)
                                                        -----------

             SHARES  SECURITY DESCRIPTION                  VALUE
            -------  --------------------               -----------
            MATERIALS - (1.1)%
             (2,175) Air Products & Chemicals, Inc.     $  (144,355)
             (1,500) Bowater, Inc.                          (30,855)
             (2,600) Cameco Corp.                           (95,082)
             (2,410) Century Aluminum Co.                   (81,096)
             (3,400) Dow Chemical Co.                      (132,532)
             (1,000) Eastman Chemical Co.                   (54,020)
            (21,600) Ivanhoe Mines, Ltd.                   (135,216)
             (1,200) Monsanto Co.                           (56,412)
            (11,225) Mosaic Co.                            (189,702)
             (5,200) P.H. Glatfelter Co.                    (70,460)
               (575) POSCO ADR                              (37,335)
             (1,725) Potash Corp. of Saskatchewan          (179,728)
               (900) Praxair, Inc.                          (53,244)
             (3,100) Rayonier, Inc.                        (117,180)
             (1,800) Sigma-Aldrich Corp.                   (136,206)
             (6,914) Terra Industries, Inc.                 (53,307)
             (1,500) Vulcan Materials Co.                  (117,375)
                                                        -----------
                                                         (1,684,105)
                                                        -----------
            TELECOMMUNICATION SERVICES - (0.8)%
               (792) ADC Telecommunications, Inc.           (11,880)
             (9,750) Adtran, Inc.                          (232,440)
             (1,100) Alltel Corp.                           (61,050)
             (3,074) Broadwing Corp.                        (38,794)
            (13,400) Citizens Communications Co.           (188,136)
             (2,200) Corning, Inc.                          (53,702)
             (6,338) Dobson Communications Corp.            (44,493)
             (3,500) Essex Corp.                            (60,900)
             (1,445) Global Crossing, Ltd.                  (29,622)
             (7,439) Level 3 Communications, Inc.           (39,799)
             (2,800) Netgear, Inc.                          (57,652)
             (4,043) Powerwave Technologies, Inc.           (30,727)
            (16,469) Qwest Communications International    (143,610)
             (7,575) Tekelec                                (98,172)
             (1,400) Telephone & Data Systems, Inc.         (58,940)
             (3,123) Time Warner Telecom, Inc., Class A     (59,368)
             (9,800) Turkcell Iletisim Hizmet AS ADR       (130,340)
                                                        -----------
                                                         (1,339,625)
                                                        -----------
            UTILITIES - (1.2)%
             (1,235) Ameren Corp.                           (65,196)
            (18,115) Aqua America, Inc.                    (397,443)
             (2,150) Atmos Energy Corp.                     (61,383)
             (3,500) CMS Energy Corp.                       (50,540)
             (3,735) Consolidated Edison, Inc.             (172,557)
             (2,000) Dominion Resources, Inc.              (152,980)
             (2,600) DPL, Inc.                              (70,512)
             (1,475) DTE Energy Co.                         (61,227)
             (2,550) Duke Energy Corp.                      (77,010)
             (3,200) Duquesne Light Holdings, Inc.          (62,912)

See Notes to Financial Statements.    19              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2006

            SHARES  SECURITY DESCRIPTION                   VALUE
            ------  --------------------               ------------
            (1,075) Entergy Corp.                      $    (84,097)
            (2,375) FPL Group, Inc.                        (106,875)
            (6,200) Hawaiian Electric Industries, Inc.     (167,772)
            (1,225) Pinnacle West Capital Corp.             (55,186)
            (3,800) Reliant Energy, Inc.                    (46,778)
            (3,300) Sierra Pacific Resources                (47,322)
            (4,750) Southern Co.                           (163,685)
              (900) WPS Resources Corp.                     (44,667)
            (2,850) Xcel Energy, Inc.                       (58,853)
                                                       ------------
                                                         (1,946,995)
                                                       ------------
            Total Common Stock (Cost $(58,342,700))     (58,315,787)
                                                       ------------
            TOTAL SECURITIES SOLD SHORT - (36.1)%
            (COST $(58,342,700))                       $(58,315,787)
                                                       ============


See Notes to Financial Statements.    20              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL OPTIONS WRITTEN
SEPTEMBER 30, 2006


          NUMBER OF SECURITY              STRIKE EXPIRATION
          CONTRACTS DESCRIPTION           PRICE     DATE      VALUE
          --------- -----------           ------ ---------- --------
          CALL OPTIONS WRITTEN - (0.6)%
             (20)   Advanced Micro         20.00  01/21/09  $(20,000)
             (20)   Amazon.com             30.00  01/21/09   (19,900)
             (12)   Amgen, Inc.            60.00  01/21/09   (25,200)
             (12)   Amgen, Inc.            70.00  01/21/09   (17,640)
             (20)   Anadarko Petroleum     40.00  01/21/09   (23,900)
                    Corp.
             (12)   Apache Corp.           60.00  01/21/09   (17,640)
             (10)   Apple Computer, Inc.   50.00  01/21/09   (36,100)
             (40)   Applied Materials,     15.00  01/21/09   (21,000)
                    Inc.
             (12)   Bank of America        40.00  01/21/09   (17,460)
                    Corp.
             (10)   Bear Stearns Cos,     130.00  01/21/09   (32,900)
                    Inc.
             (30)   Bed Bath & Beyond,     30.00  01/21/09   (39,150)
                    Inc.
             (12)   Caterpillar, Inc.      60.00  01/21/09   (18,720)
             (10)   Centex Corp.           50.00  01/23/08   (11,700)
             (12)   Centex Corp.           40.00  01/21/09   (25,080)
             (20)   Circuit City Corp.     30.00  01/21/09    (9,500)
             (40)   Cisco Systems, Inc.    15.00  01/21/09   (40,000)
             (20)   Comcast Corp.          30.00  01/21/09   (22,900)
             (20)   Countrywide Financial  25.00  01/21/09   (26,800)
             (20)   Countrywide Financial  30.00  01/21/09   (20,600)
             (16)   Dell, Inc.             20.00  01/23/08    (8,960)
             (24)   Dell, Inc.             30.00  01/23/08    (3,120)
             (12)   DR Horton, Inc.        30.00  01/23/08    (2,700)
             (20)   eBay, Inc.             35.00  01/23/08    (6,600)
             (20)   General Electric Co.   30.00  01/23/08   (13,400)
              (4)   Google, Inc.          240.00  01/23/08   (73,400)
             (20)   Halliburton Co.        30.00  01/21/09   (12,100)
             (20)   Hovnanian              35.00  01/23/08    (7,800)
                    Enterprises, Inc.
              (5)   Hovnanian
                    Enterprises, Inc.      50.00  01/23/08      (488)
             (12)   Kohls Corp.            50.00  01/21/09   (27,600)
             (12)   Lennar Corp.           50.00  01/23/08    (6,840)
             (30)   Lowes Corp.            25.00  01/21/09   (22,050)
             (24)   Lowes Corp.            30.00  01/21/09   (11,400)
             (12)   Merrill Lynch & Co.    55.00  01/21/09   (34,140)
             (20)   Microsoft              20.00  01/21/09   (18,600)
             (12)   Morgan Stanley Dean    50.00  01/21/09   (33,180)
                    Witter Cap.
             (10)   Nike, Inc.             80.00  01/21/09   (18,600)
             (12)   Proctor & Gamble       50.00  01/21/09   (19,320)
             (32)   Pulte Homes, Inc.      25.00  01/21/09   (39,680)
             (12)   Ryland Group, Inc.     60.00  01/23/08    (4,080)
             (10)   Ryland Group, Inc.     30.00  01/21/09   (18,950)
             (12)   Ryland Group, Inc.     40.00  01/21/09   (16,200)
             (10)   Schlumberger, Ltd.     60.00  01/21/09   (15,150)
             (12)   Target Corp.           40.00  01/21/09   (24,060)
             (20)   Toll Brothers, Inc.    30.00  01/23/08    (9,800)

           NUMBER OF SECURITY            STRIKE EXPIRATION
           CONTRACTS DESCRIPTION         PRICE     DATE      VALUE
           --------- -----------         ------ ---------- ---------
              (12)   United Technologies 50.00   01/21/09  $ (22,200)
                     Corp.
              (20)   Yahoo! Inc.         30.00   01/23/08     (5,850)
                                                           ---------
           TOTAL CALL OPTIONS WRITTEN - (0.6)%
           (PREMIUMS RECEIVED $(990,246))                  $(922,458)
                                                           =========

ADR American Depositary Receipt.
FHLMC Federal Home Loan Mortgage Corporation.
FNMA Federal National Mortgage Association.
IO Interest Only.
MTN Medium-term Note.
PO Principal Only.
REIT Real Estate Investment Trust.
(a)Zero coupon bond. Interest rate presented is yield to maturity.
(b)When issued security.
(c)Affiliated due to Loomis, Sayles & Company, L.P. being a sub-adviser of the Fund. For the period ended September 30, 2006, purchases of the Loomis
   Sayles Investment Grade Fixed Income Fund and dividend income earned each totaled $85,910.
(d)Non-income producing security.
(e)Variable rate security.
(f)Security is currently in default on scheduled interest or principal payments.
(g)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specified date.
   The rate shown is the rate at period end.
(h)All or a portion of this security is held as collateral for securities sold short.

At September 30, 2006, the Fund held the following futures contracts:

                                            NOTIONAL       NET
                               EXPIRATION   CONTRACT    UNREALIZED
            CONTRACTS TYPE        DATE       VALUE     DEPRECIATION
            --------- ----    ------------ ----------- ------------
               250    Short   December 15, $16,818,750  $(276,750)
                      S&P 500 2006
                      E-Mini
                      Future

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and unrealized appreciation (depreciation) consists of:

                              Gross Unrealized Appreciation              $11,523,819
                              Gross Unrealized Depreciation               (5,936,236)
                                                                         -----------
                              Net Unrealized Appreciation (Depreciation) $ 5,587,583
                                                                         ===========

See Notes to Financial Statements.    21              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2006

Portfolio Breakdown (% of Net Assets)
Long Positions
-------------------------------------------------------------------------
  Equity Securities                                                55.1%
-------------------------------------------------------------------------
  Fixed Income Securities                                          18.2%
-------------------------------------------------------------------------
  Options                                                           0.3%
-------------------------------------------------------------------------
  Mutual Fund                                                       2.0%
-------------------------------------------------------------------------
  Short-Term Investments                                           26.1%
-------------------------------------------------------------------------
Short Positions
-------------------------------------------------------------------------
  Equity Securities                                               -36.1%
-------------------------------------------------------------------------
  Options                                                          -0.6%
-------------------------------------------------------------------------
Other Assets less Liabilities                                      35.0%*
-------------------------------------------------------------------------
                                                                  100.0%
-------------------------------------------------------------------------

*Consists of deposits with the custodian for securities sold short, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 36.0% of net assets. See Note 2.
Sector Breakdown (% of Equity Holdings)                     Long   Short
Consumer Discretionary                                      19.1%  23.7%
-------------------------------------------------------------------------
Consumer Staples                                             8.2%   6.6%
-------------------------------------------------------------------------
Energy                                                       7.6%  10.1%
-------------------------------------------------------------------------
Financials                                                  25.2%  16.1%
-------------------------------------------------------------------------
Health Care                                                  7.4%  11.6%
-------------------------------------------------------------------------
Industrials                                                 13.2%  11.8%
-------------------------------------------------------------------------
Information Technology                                      10.6%  11.6%
-------------------------------------------------------------------------
Materials                                                    3.1%   2.9%
-------------------------------------------------------------------------
Telecommunications                                           1.3%   2.3%
-------------------------------------------------------------------------
Utilities                                                    4.3%   3.3%
-------------------------------------------------------------------------
                                                           100.0% 100.0%
-------------------------------------------------------------------------


See Notes to Financial Statements.    22              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

ASSETS
    Total investments, at value (Cost $155,225,792)                                          $161,082,717
    Total investments in affiliates, at value (Cost $3,291,809)                                 3,204,518
    Deposits with custodian for securities sold short                                          58,097,673
    Foreign currency (Cost $1,976)                                                                  1,975
    Receivables:
     Fund shares sold                                                                             406,261
     Investment securities sold                                                                 3,372,793
     Interest and dividends                                                                       560,070
     From investment adviser                                                                        1,604
     Variation margin                                                                              21,875
    Prepaid expenses                                                                               28,745
                                                                                             ------------

Total Assets                                                                                  226,778,231
                                                                                             ------------

LIABILITIES
    Payables:
     Securities sold short, at value (Cost $58,342,700)                                        58,315,787
     Call options written, at value (Premiums received $990,246)                                  922,458
     Investment securities purchased                                                            4,252,250
     Fund shares redeemed                                                                         544,663
     Due to custodian                                                                             857,657
    Accrued liabilities:
     Investment adviser fees                                                                      202,933
     Trustees' fees and expenses                                                                    2,074
     Compliance services fees                                                                       2,348
     Other expenses                                                                               121,241
                                                                                             ------------

Total Liabilities                                                                              65,221,411
                                                                                             ------------

NET ASSETS                                                                                   $161,556,820
                                                                                             ============

COMPONENTS OF NET ASSETS
    Paid-in capital                                                                          $158,191,462
    Accumulated undistributed (distributions in excess of) net investment income                  827,539
    Net realized gain (loss)                                                                   (3,049,757)
    Net unrealized appreciation (depreciation)                                                  5,587,576
                                                                                             ------------

NET ASSETS                                                                                   $161,556,820
                                                                                             ============

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
    Institutional Shares                                                                       10,976,985
    A Shares                                                                                    3,826,018
    C Shares                                                                                      847,294

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Institutional Shares (based on net assets of $113,323,238)                               $      10.32
                                                                                             ------------
    A Shares (based on net assets of $39,516,846)                                            $      10.33
                                                                                             ------------
    A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)    $      10.82
                                                                                             ------------
    C Shares (based on net assets of $8,716,736)                                             $      10.29
                                                                                             ------------

See Notes to Financial Statements.    23              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2006

 INVESTMENT INCOME
     Interest income                                              $ 2,511,095
     Dividend income (net foreign withholding taxes of $3,852)        563,158
     Dividend income from affiliated investment                        85,910
                                                                  -----------
 Total Investment Income                                            3,160,163
                                                                  -----------

 EXPENSES
     Investment adviser fees                                        1,108,048
     Administrator fees                                                83,104
     Distribution fees:
      A Shares                                                         52,940
      C Shares                                                         32,530
     Transfer agency fees:
      Institutional Shares                                             20,963
      A Shares                                                         16,885
      C Shares                                                          2,723
     Custodian fees                                                    33,416
     Registration fees                                                 14,312
     Professional fees                                                 26,882
     Trustees' fees and expenses                                        4,264
     Compliance services fees                                          16,179
     Offering costs                                                    28,929
     Dividend expenses on securities sold short                       272,248
     Miscellaneous expenses                                            47,218
                                                                  -----------
 Total Expenses                                                     1,760,641
     Fees waived and expenses reimbursed                              (40,276)
                                                                  -----------
 Net Expenses                                                       1,720,365
                                                                  -----------

 NET INVESTMENT INCOME (LOSS)                                       1,439,798
                                                                  -----------

 NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
      Investments                                                    (502,489)
      Foreign currency transactions                                       914
      Futures                                                         (17,313)
      Securities sold short                                        (1,292,777)
                                                                  -----------
     Net realized gain (loss)                                      (1,811,665)
                                                                  -----------
     Net unrealized gain (loss) on:
      Investments                                                   2,294,437
      Foreign currency translations                                        (6)
      Futures                                                        (276,750)
      Securities sold short                                            26,910
      Written options                                                  67,788
                                                                  -----------
     Net change in unrealized appreciation (depreciation)           2,112,379
                                                                  -----------

 NET REALIZED AND UNREALIZED GAIN (LOSS)                              300,714
                                                                  -----------

 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $ 1,740,512
                                                                  ===========

See Notes to Financial Statements.    24              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   PERIOD FROM
                                                                                  PERIOD ENDED  JULY 11, 2005 (A)
                                                                                  SEPTEMBER 30,      THROUGH
                                                                                      2006       MARCH 31, 2006
                                                                                  ------------- -----------------
OPERATIONS
   Net investment income (loss)                                                   $  1,439,798    $    838,004
   Net realized gain (loss)                                                         (1,811,665)     (1,209,745)
   Net change in unrealized appreciation (depreciation)                              2,112,379       3,475,197
                                                                                  ------------    ------------
Increase (Decrease) in Net Assets from Operations                                    1,740,512       3,103,456
                                                                                  ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income:
      Institutional Shares                                                            (812,477)       (232,526)
      A Shares                                                                        (281,027)       (158,963)
      C Shares                                                                         (38,360)
   Net realized gain on investments sold:
      Institutional Shares                                                                   -         (17,471)
      A Shares                                                                               -         (15,917)
                                                                                  ------------    ------------
Total Distributions to Shareholders                                                 (1,131,864)       (424,877)
                                                                                  ------------    ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                          51,800,814      68,382,326
      A Shares                                                                       4,775,821      46,435,196
      C Shares                                                                       5,702,954       3,016,613
   Reinvestment of distributions:
      Institutional Shares                                                             757,340         234,280
      A Shares                                                                         222,084         153,848
      C Shares                                                                          37,696               -
   Redemption of shares:
      Institutional Shares                                                          (6,574,064)     (3,197,326)
      A Shares                                                                      (8,380,733)     (5,023,827)
      C Shares                                                                         (91,667)         (1,139)
   Redemption fees                                                                       7,356          12,021
                                                                                  ------------    ------------
Increase (Decrease) from Capital Share Transactions                                 48,257,601     110,011,992
                                                                                  ------------    ------------
Increase (Decrease) in Net Assets                                                   48,866,249     112,690,571

NET ASSETS
   Beginning of period                                                             112,690,571               -
                                                                                  ------------    ------------
   End of period (b)                                                              $161,556,820    $112,690,571
                                                                                  ============    ============

SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                           5,041,257       6,795,910
      A Shares                                                                         464,205       4,638,041
      C Shares                                                                         555,724         296,912
   Reinvestment of distributions:
      Institutional Shares                                                              74,031          23,430
      A Shares                                                                          21,667          15,351
      C Shares                                                                           3,688               -
   Redemption of shares:
      Institutional Shares                                                            (640,957)       (316,686)
      A Shares                                                                        (817,792)       (495,454)
      C Shares                                                                          (8,918)           (112)
                                                                                  ------------    ------------
Increase (Decrease) in Shares                                                        4,692,905      10,957,392
                                                                                  ============    ============
----------------------------------------
(a) Commencement of operations.
(b) Accumulated undistributed (distributions in excess of) net investment income. $    827,539    $    519,605
                                                                                  ------------    ------------

See Notes to Financial Statements.    25              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                  APRIL 1, 2006    JULY 11, 2005 (A)
                                                     THROUGH            THROUGH
                                                SEPTEMBER 30, 2006  MARCH 31, 2006
                                                ------------------ -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.29            $ 10.00
                                                     --------           -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                      0.11              0.14
   Net realized and unrealized gain (loss)               0.01              0.22
                                                     --------           -------
Total from Investment Operations                         0.12              0.36
                                                     --------           -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                (0.09)            (0.07)
   Net realized investment gains                            -                - (c)
                                                     --------           -------
Total Distributions to Shareholders                     (0.09)            (0.07)
                                                     --------           -------

REDEMPTION FEES (B)                                        - (c)             - (c)
                                                     --------           -------

NET ASSET VALUE, END OF PERIOD                       $  10.32           $ 10.29
                                                     ========           =======

TOTAL RETURN (D)                                         1.19%             3.60%

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)       $113,323           $66,888
   Ratios to Average Net Assets (f):
     Net investment income (loss)                        2.23%             1.91%

     Net expense                                         1.95%             1.95%
     Dividend expense                                    0.39%             0.38%
                                                     --------           -------
Total Net Expense                                        2.34%             2.33%
                                                     ========           =======
     Gross expense                                       1.98%             2.21%
     Dividend expense                                    0.39%             0.38%
                                                     --------           -------
Total Gross Expense (g)                                  2.37%             2.59%
                                                     ========           =======

PORTFOLIO TURNOVER RATE (D)                               221%              405%(h)

See Notes to Financial Statements.    26              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS


                                                  APRIL 1, 2006    JULY 11, 2005 (A)
                                                     THROUGH            THROUGH
                                                SEPTEMBER 30, 2006  MARCH 31, 2006
                                                ------------------ -----------------
A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.28             $ 10.00
                                                     -------            -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                     0.10               0.10
   Net realized and unrealized gain (loss)              0.02               0.22
                                                     -------            -------
Total from Investment Operations                        0.12               0.32
                                                     -------            -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                               (0.07)             (0.04)
   Net realized investment gains                           -                 - (c)
                                                     -------            -------
Total Distributions to Shareholders                    (0.07)             (0.04)
                                                     -------            -------

REDEMPTION FEES (B)                                       - (c)              - (c)
                                                     -------            -------

NET ASSET VALUE, END OF PERIOD                       $ 10.33            $ 10.28
                                                     =======            =======

TOTAL RETURN (D) (E)                                    1.15%              3.24%

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)       $39,517            $42,755
   Ratios to Average Net Assets (f):
     Net investment income (loss)                       1.89%              1.42%

     Net expense                                        2.25%              2.24%
     Dividend expense                                   0.39%              0.35%
                                                     -------            -------
Total Net Expense                                       2.64%              2.59%
                                                     =======            =======
     Gross expense                                      2.36%              2.72%
     Dividend expense                                   0.39%              0.35%
                                                     -------            -------
Total Gross Expense (g)                                 2.75%              3.07%
                                                     =======            =======

PORTFOLIO TURNOVER RATE (D)                              221%               405%(h)

See Notes to Financial Statements.    27              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS


                                                  APRIL 1, 2006    JANUARY 13, 2006 (A)
                                                     THROUGH             THROUGH
                                                SEPTEMBER 30, 2006    MARCH 31, 2006
                                                ------------------ --------------------
C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.27              $10.08
                                                      ------              ------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                     0.06                0.02
   Net realized and unrealized gain (loss)              0.02                0.17
                                                      ------              ------
Total from Investment Operations                        0.08                0.19
                                                      ------              ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                               (0.06)                  -
                                                      ------              ------
Total Distributions to Shareholders                    (0.06)                  -
                                                      ------              ------

REDEMPTION FEES (B)                                       - (c)               - (c)
                                                      ------              ------

NET ASSET VALUE, END OF PERIOD                        $10.29              $10.27
                                                      ======              ======

TOTAL RETURN (D)                                        0.76%               1.88%

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)        $8,717              $3,048
   Ratios to Average Net Assets (f):
     Net investment income (loss)                       1.20%               0.90%

     Net expense                                        3.00%               3.00%
     Dividend expense                                   0.40%               0.46%
                                                      ------              ------
Total Net Expense                                       3.40%               3.46%
                                                      ======              ======
     Gross expense                                      3.10%               5.40%
     Dividend expense                                   0.40%               0.46%
                                                      ------              ------
Total Gross Expense (g)                                 3.50%               5.86%
                                                      ======              ======

PORTFOLIO TURNOVER RATE (D)                              221%                405%(h)

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Not annualized for periods less than one year.
(e) Total return excludes the effect of the applicable sales load.
(f) Annualized for period less than one year.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.
(h) As revised, to reflect a computational error. Such amount was previously reported as 95%.

See Notes to Financial Statements.    28              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

NOTE 1. ORGANIZATION

This report relates to the Absolute Strategies Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-six investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, A Shares and C Shares. Institutional and A Shares commenced operations on July 11, 2005. C Shares commenced operations on January 13, 2006. The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500 Index. As a non-diversified fund, the Fund may focus its investments in the securities of a limited number of issuers.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Option contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price as, in the absence of a sale, at the mean of the last bid and asked prices. Shares of open end mutual funds are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

                                      29              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006


SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY TRANSLATIONS - The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FOREIGN CURRENCY TRANSACTIONS - The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of

                                      30              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, in cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund's records.

OPTIONS - When the Fund writes an option; an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

                                      31              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006


WHEN-ISSUED TRANSACTIONS - The Fund may purchase securities on a forward commitment or 'when-issued' basis. The Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

OFFERING COSTS - Offering costs for the Fund of $28,929 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.50% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest

                                      32              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation, and has not at this time determined the impact, if any, resulting from the adoption of these on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ('SAB 108'). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (the "Statement") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement, and has not at this time determined the impact, if any, resulting from the adoption of these on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Absolute Investment Advisers LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.60% of the Fund's average daily net assets.

Subject to the general control of the Board and the Adviser, the sub-advisers (each a "Sub-Adviser" and collectively the "Sub-Advisers") make the investment decisions for the Fund. The sub-advisory fee, calculated as a percentage of the Fund's average daily net assets, is paid by the Adviser.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.


                                      33              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor ("Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, with respect to A Shares and C Shares ("Distribution Plan"), the Fund will pay the Distributor a fee at an annual rate of 0.25% and 1.00% of the average daily net assets of A Shares and C Shares, respectively.

Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended September 30, 2006, the Distributor did not employ any of the front-end sales charges assessed on the sale of A Shares.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.95%, 2.25% and 3.00%, respectively, of each class' average daily net assets through July 31, 2007 ("Waiver Agreement:"). During the period, the Distributor and other fund service providers have agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended September 30, 2006, fees waived and reimbursed were as follows:

                                                 TOTAL FEES
                    INVESTMENT INVESTMENT        WAIVED AND
                     ADVISER    ADVISER   OTHER   EXPENSES
                      WAIVED   REIMBURSED WAIVED REIMBURSED
                    ---------- ---------- ------ ----------
                     $11,212    $21,245   $7,819  $40,276

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended September 30, 2006 were as follows:

                   NON-US GOVERNMENT          US GOVERNMENT
                      OBLIGATIONS              OBLIGATIONS
               ------------------------- -----------------------
                PURCHASES      SALES      PURCHASES     SALES
               ------------ ------------ ----------- -----------
               $119,354,229 $106,883,453 $19,400,316 $19,950,017

                                      34              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2006, distributable earnings on a tax basis were as follows:

               Undistributed Ordinary Income          $  542,082
               Undistributed Long-Term Gain                2,655
               Capital and Other Losses                 (460,792)
               Unrealized Appreciation (Depreciation)  2,672,765
                                                      ----------
               Total                                  $2,756,710
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales reallocations.

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during period ended September 30, 2006 were as follows:

                                                          CALLS
                                                    ------------------
                                                    NUMBER OF
                                                    CONTRACTS PREMIUMS
                                                    --------- --------
         OPTIONS OUTSTANDING, APRIL 1, 2006            195    $303,425
         Options written                               582     686,821
         Options terminated in closing transactions      -           -
         Options exercised                               -           -
         Options expired                                 -           -
                                                       ---    --------
         OPTIONS OUTSTANDING, SEPTEMBER 30, 2006       777    $990,246
                                                       ===    ========

NOTE 8. OTHER INFORMATION

On September 30, 2006 two shareholders held approximately 41% of the outstanding shares of the Fund. Both of these shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                      35              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period of July 11, 2005 through June 30, 2006 will be available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                      36              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2006


Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                     BEGINNING ACCOUNT   ENDING ACCOUNT
                           VALUE             VALUE         EXPENSES PAID    ANNUALIZED
                      APRIL 1, 2006*   SEPTEMBER 30, 2006 DURING PERIOD * EXPENSE RATIO *
                     ----------------- ------------------ --------------- ---------------
INSTITUTIONAL SHARES
Actual Return            $1,000.00         $1,011.95          $11.80           2.34%
Hypothetical Return      $1,000.00         $1,013.34          $11.81           2.34%
A SHARES
Actual Return            $1,000.00         $1,011.50          $13.31           2.64%
Hypothetical Return      $1,000.00         $1,011.83          $13.31           2.64%
C SHARES
Actual Return            $1,000.00         $1,007.58          $17.11           3.40%
Hypothetical Return      $1,000.00         $1,008.02          $17.11           3.40%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

                                      37              ABSOLUTE STRATEGIES FUND

[LOGO] ABSOLUTE Strategies
-----------------FUND

                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (888) 992-2765 (TOLL FREE)
                         (888) 99-ABSOLUTE (TOLL FREE)


                              INVESTMENT ADVISER

                       Absolute Investment Advisers LLC
                         350 Lincoln Street, Suite 216
                         Hingham, Massachusetts 02043
                           www.absoluteadvisers.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112
                          (888) 992-2765 (Toll Free)
                         (888) 99-ABSOLUTE (Toll Free)

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                           AUSTIN GLOBAL EQUITY FUND

                              SEMI-ANNUAL REPORT

                              SEPTEMBER 30, 2006
                                  (UNAUDITED)

                      AUSTIN INVESTMENT MANAGEMENT, INC.

                               TABLE OF CONTENTS

                    A Message to Our Shareholders        1

                    Portfolio Profile                    3

                    Schedule of Investments              4

                    Statement of Assets and Liabilities  9

                    Statement of Operations             10

                    Statements of Changes in Net Assets 11

                    Financial Highlights                12

                    Notes to Financial Statements       13

                    Additional Information              17

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2006

Dear Fellow Shareholder:

The Austin Global Equity Fund (the "Fund") ended the third quarter of 2006 with a net asset value of $22.28 per share, achieving a six-month return through September 30th of 1.46% versus a 3.93% return for the Fund's benchmark, the MSCI World Index ("MSCI")/1/. For a longer term perspective, the Fund's 1-, 3-, 5-, and 10-year average annual total returns for the period ended
September 30th were 13.09%, 22.34%, 13.12%, and 10.10%, respectively, versus the MSCI returns of 14.18%, 16.72%, 10.01%, and 7.26%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 754-8759. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE.)

Global equity markets were particularly volatile during the Fund's semi-annual period, in recent months exhibiting fluctuations in excess of 10% in both directions as measured by the MSCI. Fund management took advantage of this market volatility, making opportunistic purchases as well as sales for the Fund. Sales came about primarily for three reasons: (1) to finance additions to existing core positions; (2) to sell or tender shares in response to corporate actions; and, (3) to realize losses for tax management purposes.

The Fund's positions in consumer and healthcare-related businesses contributed significantly to the Fund's returns during the semi-annual period. In periods of market volatility such as this, common stocks of companies that do not rely on economic growth historically outperform companies which are sensitive to macro factors; such as manufacturing, materials, energy, and mining businesses. As such, detractors from performance during the semi-annual period came from portfolio holdings in natural resource-related industries, such as EnCana Corp. Despite negative near-term performance from this portion of the Fund's portfolio, we remain constructive on positions in resource-related businesses. Among the portfolio holdings that impacted the Fund's performance significantly during the semi-annual period were:

CONTRIBUTORS TO PERFORMANCE:

  . Veritas DGC, Inc. (subject to an offer to acquire outstanding common shares)

  .   Embotelladoras Arca SA de CV

  .   News Corp., Class A

  .   Schering-Plough Corp.

  .   Nestle SA

DETRACTORS FROM PERFORMANCE:

  .   Fording Canadian Coal Trust

  .   RHJ International

----------------------------------------------
/1/ The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. AGEQX returns include operating expenses and reinvested distributions. MSCI World Index returns do not include expenses. One cannot invest directly in an index.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2006


  .   Tellabs, Inc.

  .   Nippon Sheet Glass Co., Ltd.

  .   Rio Tinto plc ADR

The Fund continues to pursue a strategy of investing in financially sound companies of any size whose common stock can be acquired at a price below Fund management's conservative appraisal of business value or what it believes a buyer would have to pay for control of the ongoing entity. In addition, the Investment Adviser prefers to identify a positive or emerging industry trend to bolster security selection, but will frequently invest in securities with basic value attributes. Finally, Fund management pursues investments globally, but generally invests in developed markets.

We hope you have appreciated the increased frequency of our market commentary in the form of quarterly stand-alone letters to shareholders.

Thank you for your continued investment in the Fund.

Warm Regards,

/s/ David E. Rappa

/s/ Peter A. Vlachos

David E. Rappa
Peter A. Vlachos

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS. THE FUND MAY INVEST IN SMALL- AND MID-CAP COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF SEPTEMBER 30, 2006 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

AUSTIN GLOBAL EQUITY FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2006

      % OF TOTAL INVESTMENTS

                                    [CHART]

United States                            22.7%
Japan                                    13.2%
Other Countries                          12.1%
Canada                                   10.6%
Hong Kong                                 9.5%
United Kingdom                            7.4%
Netherlands                               7.3%
Switzerland                               6.5%
France                                    6.1%
Germany                                   3.4%
Short-Term Investments                    1.2%



                       % OF TOTAL INVESTMENTS
                       Financials                  28.8%
                       Consumer Staples            23.4%
                       Industrials                 17.0%
                       Telecommunication Services  11.0%
                       Energy                       5.7%
                       Materials                    5.5%
                       Consumer Discretionary       3.7%
                       Information Technology       3.7%
                       Short-Term Investments       1.2%
                                                  -----
                                                  100.0%
                                                  =====

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

      SHARES                SECURITY DESCRIPTION                  VALUE
     -------- ------------------------------------------------ ------------

     COMMON STOCK -- 98.9%

              BELGIUM -- 0.8%
          700 Nationale A Portefeuille                         $    243,733
        5,309 RHJ International+                                     99,293
                                                               ------------
                                                                    343,026
                                                               ------------

              CANADA -- 10.6%
       16,000 Agrium, Inc.                                          432,316
       80,000 Canfor Corp.+                                         798,067
       25,000 EnCana Corp.                                        1,167,250
       15,000 Fording Canadian Coal Trust                           397,950
       26,000 Intrawest Corp.                                       896,752
       70,000 Saskatchewan Wheat Pool+                              440,905
        6,500 Suncor Energy, Inc.                                   468,325
                                                               ------------
                                                                  4,601,565
                                                               ------------

              FRANCE -- 6.1%
        5,000 Cap Gemini SA                                         265,200
        4,500 CNP Assurances                                        436,506
        5,250 Eurazeo                                               604,451
        9,000 L'Oreal SA                                            914,094
        4,000 Remy Cointreau SA                                     200,900
        1,000 Societe Fonciere Financiere et de Participations      216,953
                                                               ------------
                                                                  2,638,104
                                                               ------------

              GERMANY -- 3.4%
        4,000 Bilfinger Berger AG                                   236,658
       70,000 Infineon Technologies AG+                             829,899
        4,000 Merck KGaA                                            422,697
                                                               ------------
                                                                  1,489,254
                                                               ------------

              GREECE -- 0.4%
        5,000 Coca-Cola Hellenic Bottling Co. SA                    172,320
                                                               ------------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

            SHARES             SECURITY DESCRIPTION            VALUE
           --------    ------------------------------------ ------------

                       HONG KONG -- 9.5%
             85,000    Cheung Kong Holdings, Ltd.           $    912,659
             52,000    Guoco Group, Ltd.                         663,791
            110,000    Hang Lung Properties, Ltd.                234,947
            150,000    Henderson Land Development Co., Ltd.      843,313
             60,000    Hutchison Whampoa, Ltd.                   529,863
             20,000    Hysan Development Co., Ltd.                51,292
             10,000    Jardine Matheson Holdings, Ltd.           183,000
            320,000    Liu Chong Hing Investment, Ltd.           370,493
            125,000    Swire Pacific, Ltd., Class B              233,933
             56,000    Wheelock & Co., Ltd.                       98,045
                                                            ------------
                                                               4,121,336
                                                            ------------

                       ITALY -- 0.8%
             40,000    Arnoldo Mondadori Editore SpA             370,507
                                                            ------------

                       JAPAN -- 13.3%
             80,000    Aioi Insurance Co., Ltd.                  550,603
             15,000    Chudenko Corp.                            230,476
             19,000    Futaba Corp.                              505,058
             10,000    Kandenko Co., Ltd.                         68,656
              7,500    Millea Holdings, Inc.                     260,635
             60,000    Mitsui Sumitomo Insurance Co., Ltd.       750,222
            170,000    Nippon Sheet Glass Co., Ltd.              798,730
             60,000    Seino Holdings Corp.                      705,524
             10,000    T Hasegawa Co., Ltd.                      147,810
             40,000    Taihei Dengyo Kaisha, Ltd.                253,968
             35,000    Toyota Industries Corp.                 1,484,444
                                                            ------------
                                                               5,756,126
                                                            ------------

                       MEXICO -- 1.0%
            150,000    Embotelladoras Arca SA de CV              436,614
                                                            ------------

                       NETHERLANDS -- 7.3%
             33,642    ABN AMRO Holding NV                       981,127
             14,000    Akzo Nobel NV                             862,385

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

          SHARES               SECURITY DESCRIPTION              VALUE
         ---------    --------------------------------------- ------------

                      NETHERLANDS (CONTINUED)
             7,000    Chicago Bridge & Iron Co., NV           $    168,420
            25,000    Heineken Holding NV                          982,375
             3,000    Randstad Holding NV                          170,836
                                                              ------------
                                                                 3,165,143
                                                              ------------

                      NEW ZEALAND -- 0.4%
            82,874    Toll NZ, Ltd.+                               162,026
                                                              ------------

                      NORWAY -- 2.6%
            30,000    Farstad Shipping A/S                         540,106
            35,000    Golar LNG, Ltd.+                             455,000
           150,000    PAN Fish ASA+                                118,134
                                                              ------------
                                                                 1,113,240
                                                              ------------

                      SINGAPORE -- 0.8%
           113,000    WBL Corp., Ltd.                              354,326
                                                              ------------

                      SOUTH KOREA -- 2.4%
             4,700    SK Telecom Co., Ltd.                       1,000,845
               500    Tae Young Corp.                               26,473
                                                              ------------
                                                                 1,027,318
                                                              ------------

                      SWEDEN -- 2.1%
            45,000    Investor AB, Class A                         933,381
                                                              ------------

                      SWITZERLAND -- 6.5%
            10,000    Compagnie Financiere Richemont, Class A      481,446
             3,000    Medisize Holding AG+                         214,731
             2,800    Nestle SA                                    976,328
            15,000    Novartis AG                                  875,720
             3,007    Pargesa Holding SA                           290,744
                                                              ------------
                                                                 2,838,969
                                                              ------------

                      TAIWAN -- 1.0%
         3,500,000    Hotung Investment Holdings, Ltd.+            420,000
                                                              ------------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

          SHARES           SECURITY DESCRIPTION              VALUE
         -------- --------------------------------------- ------------

                  UNITED KINGDOM -- 7.4%
          150,000 Brit Insurance Holdings plc             $    848,076
            9,000 British Land Co. plc                         229,823
           10,000 Diageo plc ADR                               710,400
           35,000 HSBC Holdings plc                            638,538
            1,500 Rio Tinto plc ADR                            284,445
           55,000 Trinity Mirror plc                           490,125
                                                          ------------
                                                             3,201,407
                                                          ------------

                  UNITED STATES -- 22.5%
           18,000 Applied Materials, Inc.                      319,140
           50,000 AVX Corp.                                    884,500
            4,000 Bausch & Lomb, Inc.                          200,520
           35,000 Bristol-Myers Squibb Co.                     872,200
            5,000 Coherent, Inc.+                              173,300
           12,000 CommScope, Inc.+                             394,320
            6,000 Home Depot, Inc.                             217,620
           15,000 Intel Corp.                                  308,550
            5,000 Juniper Networks, Inc.+                       86,400
           22,000 Kos Pharmaceuticals, Inc.+                 1,087,240
            8,000 Mellon Financial Corp.                       312,800
           36,000 News Corp., Class A                          707,400
            5,000 Patterson-UTI Energy, Inc.                   118,800
           35,000 Schering-Plough Corp.                        773,150
            9,000 St. Joe Co.                                  493,830
           75,000 Sycamore Networks, Inc.+                     283,500
           10,000 Tejon Ranch Co.+                             424,300
           50,000 Tellabs, Inc.+                               548,000
           50,000 Time Warner, Inc.                            911,500
            5,000 Veritas DGC, Inc.+                           329,100
           10,000 Watts Water Technologies, Inc., Class A      317,600
                                                          ------------
                                                             9,763,770
                                                          ------------

         Total Common Stock (Cost $31,929,240)              42,908,432
                                                          ------------

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

  SHARES                               SECURITY DESCRIPTION                                 VALUE
---------- ---------------------------------------------------------------------------- ------------

PREFERRED STOCK -- 0.2%
    2,400  Tri-Continental Corp. (Cost $106,449)                                        $    106,560
                                                                                        ------------

NUMBER OF
CONTRACTS
----------

PUT OPTIONS PURCHASED -- 0.0%
  846,024  Foreign -- Non U.S. Dollar Denominated European Unit, Expiration 11/06/2006
             (Cost $28,600)                                                                       13
                                                                                        ------------

PRINCIPAL/
  SHARES
----------

SHORT-TERM INVESTMENTS -- 1.2%

           MONEY MARKET DEPOSIT ACCOUNT -- 0.3%
  117,189  Citibank Money Market Deposit Account, 4.93% (Cost $117,189)                      117,189
                                                                                        ------------

           MONEY MARKET FUND -- 0.9%
  389,591  Citi/SM/ Institutional Trust Liquid Reserves, Class A, 5.29% (Cost $389,591)      389,591
                                                                                        ------------

Total Short-Term Investments (Cost $506,780)                                                 506,780
                                                                                        ------------

Total Investments -- 100.3% (Cost $32,571,069)*                                         $ 43,521,785
                                                                                        ------------

Other Asset and Liabilities, Net -- (0.3)%                                                  (110,418)
                                                                                        ------------

NET ASSETS -- 100.0%                                                                    $ 43,411,367
                                                                                        ============

----------------------------------------------
ADR  AmericanDepositary Receipt.

+ Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $11,196,475
            Gross Unrealized Depreciation                 (245,759)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $10,950,716

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

ASSETS
     Total investments, at value (Cost $32,571,069)                                               $43,521,785
     Foreign currency (Cost $21)                                                                           21
     Unrealized gain on forward foreign currency contracts                                             99,522
     Unrealized gain on spot contracts                                                                     69
     Receivables:
        Fund shares sold                                                                                6,000
        Investment securities sold                                                                     19,478
        Interest and dividends                                                                        100,475
     Prepaid expense                                                                                    5,676
                                                                                                  -----------
Total Assets                                                                                       43,753,026
                                                                                                  -----------
LIABILITIES
     Unrealized loss on forward foreign currency contracts                                             15,994
     Unrealized loss on spot contracts                                                                     70
     Payables:
        Investment securities purchased                                                               221,758
     Accrued liabilities:
        Investment adviser fees                                                                        31,317
        Compliance services fees                                                                        6,136
        Trustees' fees and expenses                                                                       566
        Other expenses                                                                                 65,818
                                                                                                  -----------
Total Liabilities                                                                                     341,659
                                                                                                  -----------
NET ASSETS                                                                                        $43,411,367
                                                                                                  ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                                                              $30,989,953
     Accumulated undistributed (distributions in excess of) net investment income                  (1,059,181)
     Net realized gain (loss)                                                                       2,446,286
     Unrealized appreciation (depreciation)                                                        11,034,309
                                                                                                  -----------
NET ASSETS                                                                                        $43,411,367
                                                                                                  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Based on net assets of $43,411,367 and 1,948,381 shares outstanding (unlimited shares authorized) $     22.28
                                                                                                  -----------


                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2006

INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes of $55,252)    $ 495,278
     Interest income                                                      3,609
                                                                      ---------
Total Investment Income                                                 498,887
                                                                      ---------
EXPENSES
     Investment adviser fees                                            308,128
     Administrator fees                                                  51,355
     Transfer agent fees                                                  9,261
     Custodian fees                                                      20,721
     Accountant fees                                                     32,871
     Registration fees                                                    9,096
     Professional fees                                                   24,617
     Trustees' fees and expenses                                          1,046
     Compliance services fees                                            14,961
     Miscellaneous expenses                                              18,171
                                                                      ---------
Total Expenses                                                          490,227
     Fees waived                                                        (63,538)
                                                                      ---------
Net Expenses                                                            426,689
                                                                      ---------
NET INVESTMENT INCOME (LOSS)                                             72,198
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
        Investments                                                     931,452
        Foreign currency transactions                                  (291,357)
                                                                      ---------
     Net Realized Gain (Loss)                                           640,095
                                                                      ---------
     Net change in unrealized appreciation (depreciation) on:
        Investments                                                    (191,756)
        Foreign currency translations                                   146,256
                                                                      ---------
     Net Change in Unrealized Appreciation (Depreciation)               (45,500)
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 594,595
                                                                      ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $ 666,793
                                                                      =========

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended    Year Ended
                                                                                September 30, 2006 March 31, 2006
                                                                                ------------------ --------------
OPERATIONS
   Net investment income (loss)                                                    $    72,198      $   159,716
   Net realized gain (loss)                                                            640,095        4,417,584
   Net change in unrealized appreciation (depreciation)                                (45,500)       2,670,975
                                                                                   -----------      -----------
Increase (Decrease) in Net Assets from Operations                                      666,793        7,248,275
                                                                                   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                    --         (845,319)
   Net realized gain on investments sold                                                    --       (1,563,820)
                                                                                   -----------      -----------
Total Distributions to Shareholders                                                         --       (2,409,139)
                                                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                    3,420,274        3,403,674
   Reinvestment of distributions                                                            --        2,401,327
   Redemption of shares                                                               (893,449)      (1,394,602)
   Redemption fees                                                                       2,992              592
                                                                                   -----------      -----------
Increase (Decrease) from Capital Share Transactions                                  2,529,817        4,410,991
                                                                                   -----------      -----------
Increase (Decrease) in Net Assets                                                    3,196,610        9,250,127
NET ASSETS
   Beginning of period                                                              40,214,757       30,964,630
                                                                                   -----------      -----------
   End of period (a)                                                               $43,411,367      $40,214,757
                                                                                   ===========      ===========
SHARE TRANSACTIONS
   Sale of shares                                                                      158,885          163,637
   Reinvestment of distributions                                                            --          119,249
   Redemption of shares                                                                (41,280)         (68,884)
                                                                                   -----------      -----------
Increase (Decrease) in Shares                                                          117,605          214,002
                                                                                   ===========      ===========
(a)Accumulated undistributed (distributions in excess of) net investment income    $(1,059,181)     $(1,131,379)
                                                                                   -----------      -----------

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                             Six Months
                                                Ended                     Years Ended March 31,
                                            September 30, ----------------------------------------------------
                                                2006         2006       2005        2004       2003      2002
                                            ------------- -------    -------     -------     -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 21.97    $ 19.15    $ 16.48     $ 10.59     $ 14.42   $ 15.10
                                               -------    -------    -------     -------     -------   -------
INVESTMENT OPERATIONS
 Net investment income (loss)                     0.04(a)    0.10(a)   (0.13)      (0.08)      (0.05)    (0.13)
 Net realized and unrealized gain (loss)          0.27       4.17       2.95        5.92       (3.80)    (0.50)
                                               -------    -------    -------     -------     -------   -------
Total from Investment Operations                  0.31       4.27       2.82        5.84       (3.85)    (0.63)
                                               -------    -------    -------     -------     -------   -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM
 Net investment income (loss)                       --      (0.49)     (0.15)         --          --        --
 Net realized gain (loss)                           --      (0.96)        --          --          --     (0.10)
                                               -------    -------    -------     -------     -------   -------
Total Distributions to Shareholders                 --      (1.45)     (0.15)         --          --     (0.10)
                                               -------    -------    -------     -------     -------   -------
 Redemption fee(a)                                  --(b)      --(b)      --(b)     0.05        0.02      0.05
                                               -------    -------    -------     -------     -------   -------
NET ASSET VALUE, END OF PERIOD                 $ 22.28    $ 21.97    $ 19.15     $ 16.48     $ 10.59   $ 14.42
                                               =======    =======    =======     =======     =======   =======
TOTAL RETURN(C)                                   1.46%     23.10%     17.13%(d)   55.62%(e)  (26.56)%   (3.85)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)    $43,411    $40,215    $30,965     $26,617     $16,119   $27,698
Ratios to Average Net Assets(f):
 Net investment income (loss)                     0.35%      0.47%     (0.76)%     (0.65)%     (0.34)%   (0.86)%
 Net expenses                                     2.08%      2.41%      2.51%       2.55%       2.49%     2.34%
 Gross expenses(g)                                2.39%      2.43%      2.52%       2.55%       2.49%     2.34%
PORTFOLIO TURNOVER RATE                             14%        56%        85%         72%         33%       45%

----------------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)Not annualized for periods less than one year.
(d)The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005 would have been 17.06%.
(e)The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 55.43%.
(f)All ratios for periods less than one year are annualized.
(g)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

NOTE 1. ORGANIZATION

This report relates to the Austin Global Equity Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-six investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in each country's legal, political and economic environment.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open end mutual funds are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006


FOREIGN CURRENCY TRANSLATIONS -- Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the reporting period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY TRANSACTIONS -- The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency to hedge the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized currency gain or loss; realized currency gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

OPTIONS -- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income, if any, are declared and paid annually. Distributions of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION -- The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006


REDEMPTION FEE -- A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. Purchases prior to September 1, 2006, will be charged a 1.00% fee for shares redeemed or exchanged within 180 days of purchase. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS -- In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (the "Statement") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER -- Austin Investment Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES -- Citigroup Fund Services, LLC
("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION -- Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS -- Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

Effective July 1, 2006, the Adviser contractually agreed to waive its fee and/or reimburse expenses to the extent that expenses exceeded 1.75% of average net assets. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended September 30, 2006, fees waived were as follows:

               Investment Adviser Other Waivers Total Fees Waived
               ------------------ ------------- -----------------
                    $62,767           $771           $63,538

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $8,523,139 and $5,932,780, respectively, for the six months ended September 30, 2006.

NOTE 6. CURRENCY CONTRACTS

                                                                Net Unrealized
  Contracts to   Settlement                   Market Value at    Appreciation
 Purchase/(Sell)    Date    Settlement Value September 30, 2006 (Depreciation)
 --------------- ---------- ---------------- ------------------ --------------
 (1,122,000) CAD  11/08/06    $(1,000,000)      $(1,005,521)       $ (5,521)
 (1,626,646) EUR  11/08/06     (2,100,000)       (2,067,921)         32,079
 (2,000,000) EUR  11/08/06     (2,610,000)       (2,542,557)         67,443
   (539,229) GBP  11/08/06     (1,000,000)       (1,010,473)        (10,473)

CAD Canadian Dollars
EUR European Union Euro
GBP Pounds Sterling

NOTE 7. FEDERAL INCOME TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of March 31, 2006, distributable earnings on a tax basis were as follows:

              Undistributed Ordinary Income          $   924,307
              Undistributed Long-Term Gain             1,684,150
              Capital and Other Losses                   (16,174)
              Unrealized Appreciation (Depreciation)   9,162,338
                                                     -----------
              Total                                  $11,754,621
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings and wash sales.

NOTE 8. OTHER INFORMATION

On September 30, 2006, one shareholder held approximately 83% of the outstanding shares of the Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the June 13, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, the Fund's administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board then reviewed the Adviser's financial stability and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its profitability with respect to the Fund. The Adviser noted that it had earned an after tax profit related to managing the Fund during the past year. The Adviser then proposed that total fees of the Fund be capped at 1.75% of the average daily assets of the Fund with the Adviser absorbing any costs in excess of this amount. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Adviser then discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered that the Fund outperformed its benchmark for the three- and six-month periods and one-, three-, and five-year periods ended March 31, 2006, ranking the Fund in the top quartile for each period as compared to its Lipper Inc. peer group. The Board concluded that the Fund's performance was superior in comparison to its peers and benchmark. The Board also concluded that the Fund benefited from the Adviser's management of the Fund.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's advisory fee and total expenses with respect to the Fund were higher than the mean and median advisory fee for its Lipper Inc. peer groups. The Board noted the Adviser's rationale for the Fund's higher advisory fee and total expenses, including that more time and attention was required to manage the Fund as compared to the separately managed accounts. The Board also noted the Adviser's proposal to cap Fund fees at 1.75% of the average daily assets of the Fund. The Board also considered that the advisory fee with respect to the Fund was consistent with the fee charged by the Adviser with respect to its separately managed accounts. The Board also recognized that it was difficult to compare expense ratios because of

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at least in the coming year.

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from counsel to the Trust discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period of July 1, 2005 through June 30, 2006 is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006, through September 30, 2006.

ACTUAL EXPENSES -- The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES -- The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                              Beginning         Ending        Expenses
                            Account Value   Account Value    Paid During
                            April 1, 2006 September 30, 2006   Period*
                            ------------- ------------------ -----------
        Actual Return         $1,000.00       $1,014.56        $10.50
        Hypothetical Return   $1,000.00       $1,014.64        $10.50

----------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                             FOR MORE INFORMATION

                           AUSTIN GLOBAL EQUITY FUND
                                 P.O. Box 446
                              Two Portland Square
                             Portland, Maine 04112
                                (800) 754-8759
                             www.austininvest.com

                              INVESTMENT ADVISER
                      Austin Investment Management, Inc.
                        520 Madison Avenue, 28th Floor
                           New York, New York 10022
                             www.austininvest.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com
This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO] MERK | HARD CURRENCY FUND

INVESTOR SHARES

SEMI ANNUAL REPORT (UNAUDITED)                     SEPTEMBER 30, 2006

TABLE OF CONTENTS

A Message to Our Shareholders                       2

Performance Chart and Analysis                      4

Schedule of Investments                             5

Statement of Assets and Liabilities                 8

Statement of Operations                             9

Statement of Changes in Net Assets                 10

Financial Highlights                               11

Notes to Financial Statements                      12

Additional Information                             15

                                    1       [LOGO] MERK | HARD CURRENCY FUND

A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2006

Dear Shareholder,

We are pleased to bring you the Merk Hard Currency Fund's (the "Fund") semi-annual report for the six-month period ended September 30, 2006.

The Fund seeks to protect against the depreciation of the US dollar relative to other currencies.

The Fund's Investor Class shares posted a positive return of 5.29% for the six-month period ended September 30, 2006. In comparison, the JP Morgan Global 3 Month Total Return Index increased 5.88% during the same period. The results are not directly comparable, as the Fund does not try to match the composition of the reference basket. A notable difference in the composition of the reference basket and the Fund is the inclusion of gold in the Fund. The Fund's performance is foremost influenced by changes in exchange rates of currencies the Fund has exposure to. The Fund had its largest exposure with 46.0% of net assets on September 30, 2006, to the euro, which rose 4.54% from 1.2138 to
1.2689 versus the dollar during the reference period.* The Fund had a 13.3% exposure to the Canadian dollar, which rose 4.43% versus the dollar from 0.8574 to 0.8955 during the reference period. It had a 12.0% exposure to the Australian dollar, which rose by 4.16 % from 0.7162 to 0.7460 versus the dollar. The Fund had its fourth largest exposure with 9.0% to the price of gold, which rose 2.55% from $582.92 per troy ounce to $597.80 per troy ounce during the reference period. We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. To give you an indication of the evolution of the Fund's currency exposure, the Fund's top exposure on March 31, 2006, was to the euro with 47.4%; to the Australian dollar with 12.9%; to the Canadian dollar with 10.5%; and to gold with 9.8%.

The Fund seeks exposure to gold, as it is the only currency with intrinsic value, and as such the ultimate "hard currency." Tax rules limit the amount of gross income a mutual fund may derive from commodities such as gold, so that during periods of prolonged out-performance of gold versus other Fund securities, the Fund may adjust its gold holdings to comply with applicable rules.

The Fund continues to exclude the Japanese yen. The Fund also has no exposure to a number of other Asian currencies. We are concerned on how the central banks of these countries may react should there be upward pressure on their currencies just as the US economy may be slowing. The US is a vital export market for many Asian economies, and central banks may try to mitigate the impact of a slowdown in US economic activity by pursuing what we may deem unsound monetary policy.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in "hard currency" denominated investments. In this context, we do not rule out adding select Asian currency exposure for diversification purposes even if the currencies do not fully meet our standards for sound monetary policy.

Global imbalances that have caused the US dollar to decline in recent years have further increased. As the current account deficit reached $805 billion in 2005, it needs to be financed by over $2 billion US dollar denominated inflows by investors from abroad each day, just to keep the dollar from falling. Interest rates have risen this year and real estate prices are, in our assessment, beyond their peak; this environment puts pressure on debt-laden consumers. With the US economy at risk of slowing, foreign investments may also slow. We see the dollar at continued risk in such an environment.

We invite you to read more about our "Merk Insights" at www.merkfund.com.

Sincerely,

/s/ Axel G. Merk

Axel G. Merk

THROUGH 9/30/2006, THE FUND HAD A 1-YEAR RETURN OF +7.23% AS WELL AS AN ANNUALIZED RETURN OF +3.47% SINCE INCEPTION ON 5/10/2005. THE FUND'S PERFORMANCE REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR MORE RECENT PERFORMANCE PLEASE VISIT THE FUND'S WEBSITE AT WWW.MERKFUND.COM.

Since the Fund primarily invests in foreign currencies, changes in currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Fund may also invest in derivative securities which can be volatile and involve various types and degrees of risk.


                                    2       [LOGO] MERK | HARD CURRENCY FUND

A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2006

The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the J.P. Morgan 3 Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index to track general bond market performance.

The views in this Report were those of the Fund Manager as of September 30, 2006 and may not reflect his views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

* Source for exchange rates listed in this letter: www.xe.com/ict.

                                    3       [LOGO] MERK | HARD CURRENCY FUND

PERFORMANCE CHART & ANALYSIS
SEPTEMBER 30, 2006

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the "Fund") compared with the performance of the J.P. Morgan Global 3 Month Cash Index, since inception. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance, please call (866) 637-5386.

        MERK HARD CURRENCY FUND VS. JP MORGAN GLOBAL 3-MONTH CASH INDEX

                                    [CHART]

                                                                JP MORGAN
                                                                GLOBAL 3-
                                                                  MONTH
                                                   MERK HARD      CASH
                                                 CURRENCY FUND    INDEX
DATE                                            INVESTOR SHARES   (USD)
----                                            --------------- ---------
5/10/2005                                           10,000        10,000
5/31/2005                                            9,640         9,696
6/30/2005                                            9,620         9,563
7/31/2005                                            9,610         9,576
8/31/2005                                            9,720         9,713
9/30/2005                                            9,780         9,618
10/31/2005                                           9,700         9,534
11/30/2005                                           9,690         9,424
12/31/2005                                           9,760         9,455
1/31/2006                                           10,110         9,729
2/28/2006                                            9,930         9,611
3/31/2006                                            9,960         9,652
4/30/2006                                           10,500        10,066
5/31/2006                                           10,610        10,264
6/30/2006                                           10,524        10,220
7/31/2006                                           10,594        10,253
8/31/2006                                           10,645        10,304
9/30/2006                                           10,487        10,220

INVESTMENT VALUE ON 09/30/06:
-----------------------------
Merk Hard Currency Fund                                          $10,487
J.P. Morgan 3-Month Global Cash Index                            $10,220

                                                                  SINCE
                                                                INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/06:        ONE YEAR      5/10/05
-------------------------------------------     --------------- ---------
Merk Hard Currency Fund                               7.23%         3.47%
J.P. Morgan 3-Month Global Cash Index                 6.26%         1.58%

                                    4       [LOGO] MERK | HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

PRINCIPAL SECURITY DESCRIPTION                           CURRENCY RATE  MATURITY VALUE IN USD
--------- ---------------------------------------------- -------- ----  -------- ------------
FOREIGN BONDS - 76.1%
AGENCY - 4.8%
  900,000 Caisse d'Amort de la Dette Societe Series EMTN   NZD    5.25% 03/29/07  $  580,796
2,500,000 Kommunalbanken Series EMTN                       NOK    6.50  12/13/06     385,124
  300,000 Kommunalbanken Series EMTN                       NZD    6.00  12/12/06     195,033
  280,000 Neder Waterschapsbank Series EMTN                AUD    5.75  12/29/06     208,310
  900,000 Neder Waterschapsbank Series EMTN                AUD    5.00  10/31/06     669,980
                                                                                  ----------
                                                                                   2,039,243
                                                                                  ----------
AUTOMOTIVE - 3.4%
  150,000 Toyota Finance Australia Series EMTN             EUR    3.88  12/20/06     190,319
1,000,000 Toyota Motor Credit Corp. Series EMTN            EUR    4.13  01/16/07   1,266,417
                                                                                  ----------
                                                                                   1,456,736
                                                                                  ----------
BANKS - 14.0%
1,400,000 Bank Nederlandse Gemeenten Series MTN            AUD    6.00  11/15/06   1,042,938
  800,000 Bayerische Landesbank Series EMTN                AUD    4.88  12/05/06     594,505
5,300,000 Bayerische Landesbank Series EMTN                SEK    4.75  11/01/06     724,256
5,000,000 Co-Op Centrale Rabobank Nederland Series EMTN    SEK    5.25  07/10/07     691,049
3,000,000 DekaBank Deutsche Girozentrale Series EMTN       SEK    4.00  02/06/07     410,242
1,650,000 Rabobank Nederland Series EMTN                   CAD    5.25  12/28/06   1,478,499
1,080,000 Rabobank Nederland Series EMTN                   CAD    5.00  12/20/06     967,174
                                                                                  ----------
                                                                                   5,908,663
                                                                                  ----------
FINANCIAL - 13.7%
1,900,000 Citibank Credit Card Master Trust Series 98-4    CHF    3.25  10/16/06   1,520,132
1,500,000 General Electric Cap Corp. Series EMTN           EUR    4.13  12/18/06   1,903,812
1,500,000 General Electric Cap Corp. Series EMTN           AUD    5.63  03/30/07   1,113,755
1,000,000 HSBC Finance Corp. Series EMTN                   EUR    5.00  11/16/06   1,270,001
                                                                                  ----------
                                                                                   5,807,700
                                                                                  ----------
FOOD/RETAIL - 4.8%
1,300,000 Fonterra Co-Operative Series EMTN                EUR    5.25  05/21/07   1,663,870
2,500,000 Nestle Holding, Inc. Series EMTN                 NOK    5.25  03/27/07     385,397
                                                                                  ----------
                                                                                   2,049,267
                                                                                  ----------
GOVERNMENT - 3.7%
1,750,000 Canadian Government                              CAD    3.25  12/01/06   1,563,304
                                                                                  ----------
MORTGAGE - 11.3%
1,000,000 Dexia Kommunalbank AG Series 1282                EUR    1.00  10/20/06   1,266,468
1,060,000 Holmes Financing No. 4 Series 4A                 CHF    3.50  10/15/06     848,110
2,100,000 NRW Bank Series 7506                             EUR    4.75  12/08/06   2,667,313
                                                                                  ----------
                                                                                   4,781,891
                                                                                  ----------
OIL/ENERGY - 4.4%
  800,000 BP Amoco Capital plc Series EMTN                 EUR    4.75  10/02/06   1,014,392
  450,000 BP Capital Markets plc                           GBP    5.00  03/16/07     841,407
                                                                                  ----------
                                                                                   1,855,799
                                                                                  ----------

SEE NOTES TO FINANCIAL STATEMENTS      5       [LOGO] MERK | HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

PRINCIPAL SECURITY DESCRIPTION                                         CURRENCY RATE MATURITY VALUE IN USD
--------- ------------------------------------------------------------ -------- ---- -------- ------------
SOVEREIGN - 8.8%
1,200,000 Canadian Housing Trust Series 144A (a)                         CAD    4.75 03/15/07 $ 1,076,510
  500,000 Landwirtschaftliche Rentenbank Series EMTN                     AUD    4.50 12/28/06     370,923
1,761,000 Municipality Finance plc                                       EUR    5.50 12/20/06   2,242,038
                                                                                              -----------
                                                                                                3,689,471
                                                                                              -----------
SUPRANATIONAL - 4.8%
  280,000 European Investment Bank                                       GBP    7.63 12/07/06     526,414
  800,000 Inter-American Development Bank Series MTN                     AUD    5.00 11/15/06     595,353
  450,000 International Bank Recon & Dev. Series EMTN                    CAD    3.00 06/04/07     399,697
1,500,000 Nordic Investment Bank Series EMTN                             NOK    6.00 12/12/06     230,674
1,900,000 Nordic Investment Bank Series EMTN                             NOK    6.13 01/03/07     292,854
                                                                                              -----------
                                                                                                2,044,992
                                                                                              -----------
UTILITIES - 2.4%
  800,000 Electricitie de France Series EMTN                             EUR    3.25 11/06/06   1,014,063
                                                                                              -----------
Total Foreign Bonds (Cost $32,499,390)                                                         32,211,129
                                                                                              -----------

SHARES
------
EXCHANGE TRADED FUND - 7.1%
   50,500 streetTRACKS Gold Trust (Cost $ 2,876,689)                                            3,001,720
                                                                                              -----------

PRINCIPAL
---------
MONEY MARKET DEPOSIT ACCOUNT - 1.3%
 $559,448 Citibank Money Market Deposit Account, 4.93% (Cost $559,448)                            559,448
                                                                                              -----------
TIME DEPOSITS - 7.6%
2,517,902 Euro Time Deposit 2.75% (Cost $ 3,213,009)                     EUR    2.95 10/27/06   3,192,673
                                                                                              -----------
Total Investments - 92.1% Cost ($39,148,536)*                                                 $38,964,970
                                                                                              -----------
FOREIGN CURRENCIES - 4.5%:
   Australian Dollar - 0.8%                                                                       347,689
   British Sterling Pound - 0.0%                                                                   21,084
   Canadian Dollar - 0.1%                                                                          26,604
   Euro - 3.1%                                                                                  1,293,017
   New Zealand Dollar - 0.1%                                                                       55,418
   Norwegian Krone - 0.0%                                                                          14,927
   Swedish Krona - 0.0%                                                                             5,157
   Swiss Franc - 0.4%                                                                             152,544
                                                                                              -----------
Total Foreign Currencies (Cost $1,929,705)                                                      1,916,440

Other Assets and Liabilities, Net - 3.4%                                                        1,422,526
                                                                                              -----------
NET ASSETS - 100.0%                                                                           $42,303,936
                                                                                              ===========

SEE NOTES TO FINANCIAL STATEMENTS      6       [LOGO] MERK | HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

AUD    Australian Dollar
CAD    Canadian Dollar
CHF    Swiss Franc
EUR    Euro
GBP    Pounds Sterling
NOK    Norwegian Krone
NZD    New Zealand Dollar
SEK    Swedish Krona

EMTN   European Medium Term Note

PORTFOLIO HOLDINGS
% of Total Investments and Foreign Currencies
Foreign Bonds                                 78.8%
Exchange Traded Fund                           7.3%
Time Deposits                                  7.8%
Foreign Currencies                             4.7%
Other                                          1.4%

"(a) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the end of the period, the value of these securities amounted to $1,076,510 or 2.54% of net assets.

                                                          ACQUISITION VALUE PER
 SECURITY               ACQUISITION DATE ACQUISITION COST         UNIT
 --------               ---------------- ---------------- ---------------------
 Canadian Housing Trust     06/20/06        $1,204,080           $100.34

At September 30, 2006, the Fund held the following futures contracts:

                                                   NOTIONAL    NET UNREALIZED
CONTRACTS TYPE                 EXPIRATION DATE  CONTRACT VALUE  DEPRECIATION
--------- ----                ----------------- -------------- --------------
  13      Gold 100 Oz. Future December 29, 2006    $785,460       ($29,250)

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation                      $ 172,803
Gross Unrealized Depreciation                       (356,369)
                                                   ---------
Net Unrealized Appreciation (Depreciation)         $(183,566)

SEE NOTES TO FINANCIAL STATEMENTS      7       [LOGO] MERK | HARD CURRENCY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

ASSETS
   Total investments, at value (Cost $ 39,148,536)                                                        $38,964,970
   Foreign currency (Cost $ 1,929,705)                                                                      1,916,440
   Deposits with brokers for margin on futures contracts                                                      121,417
   Receivables:
       Fund shares sold                                                                                       573,039
       Interest                                                                                             1,007,862
                                                                                                          -----------
Total Assets                                                                                               42,583,728
                                                                                                          -----------
LIABILITIES
   Payables:
       Dividends                                                                                              172,018
       Fund shares redeemed                                                                                    34,570
       Variation margin                                                                                        29,250
   Accrued liabilities:
       Investment adviser fees                                                                                 33,260
       Distribution fees                                                                                        8,543
       Trustees' fees and expenses                                                                                443
       Other expenses                                                                                           1,708
                                                                                                          -----------
Total Liabilities                                                                                             279,792
                                                                                                          -----------
NET ASSETS                                                                                                $42,303,936
                                                                                                          ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                                        $42,028,549
   Accumulated undistributed (distributions in excess of) net investment income                                 2,550
   Net realized gain (loss)                                                                                   507,358
   Unrealized appreciation (depreciation)                                                                    (234,521)
                                                                                                          -----------
NET ASSETS                                                                                                $42,303,936
                                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $ 42,303,936 and shares outstanding of 4,063,978 (unlimited shares authorized)  $     10.41
                                                                                                          -----------

SEE NOTES TO FINANCIAL STATEMENTS      8       [LOGO] MERK | HARD CURRENCY FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2006

INVESTMENT INCOME
       Dividend income                                                 $   1,922
       Interest income (net foreign withholding taxes of $ 4,578)        436,403
                                                                       ---------
Total Investment Income                                                  438,325
                                                                       ---------
EXPENSES
       Investment adviser fees                                           148,447
       Transfer agency fees                                                7,423
       Distribution fees                                                  37,112
       Trustees' fees and expenses                                           825
                                                                       ---------
Total Expenses                                                           193,807
   Fees waived or reimbursed                                                (825)
                                                                       ---------
Net Expenses                                                             192,982
                                                                       ---------

NET INVESTMENT INCOME (LOSS)                                             245,343
                                                                       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments                                                       363,428
       Futures                                                           (58,563)
       Foreign currency transactions                                     191,819
                                                                       ---------
   Net Realized Gain (Loss)                                              496,684
                                                                       ---------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                      (370,359)
       Futures                                                           (29,250)
       Foreign currency translations                                     (20,378)
                                                                       ---------
   Net Change in Unrealized Appreciation (Depreciation)                 (419,987)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                   76,697
                                                                       ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $ 322,040
                                                                       =========

SEE NOTES TO FINANCIAL STATEMENTS      9       [LOGO] MERK | HARD CURRENCY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS     MAY 10, 2005 (A)
                                                                   ENDED            THROUGH
                                                             SEPTEMBER 30, 2006  MARCH 31, 2006
                                                             ------------------ ----------------
OPERATIONS
   Net investment income (loss)                                 $   245,343       $    43,217
   Net realized gain (loss)                                         496,684          (107,374)
   Net change in unrealized appreciation (depreciation)            (419,987)          185,466
                                                                -----------       -----------
Increase (Decrease) in Net Assets from Operations                   322,040           121,309
                                                                -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                           (243,179)               --
   Net realized gain on investments sold                                 --            (5,500)
                                                                -----------       -----------

Total Distributions to Shareholders                                (243,179)           (5,500)
                                                                -----------       -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                39,705,054        12,173,063
   Reinvestment of distributions                                    233,459             5,330
   Redemption of shares                                          (8,356,900)       (1,650,740)
                                                                -----------       -----------
Increase (Decrease) from Capital Share Transactions              31,581,613        10,527,653
                                                                -----------       -----------
Increase (Decrease) in Net Assets                                31,660,474        10,643,462

NET ASSETS

  Beginning of period                                            10,643,462                --
                                                                -----------       -----------
   End of period (includes accumulated undistributed
     (distributions in excess of) net investment income of
     $ 2,550 and $386, respectively)                            $42,303,936       $10,643,462
                                                                ===========       ===========
SHARE TRANSACTIONS
   Sale of shares                                                 3,767,893         1,236,590
   Reinvestment of distributions                                     22,376               539
   Redemption of shares                                            (796,357)         (167,063)
                                                                -----------       -----------
Increase (Decrease) in Shares                                     2,993,912         1,070,066
                                                                ===========       ===========

--------
(a)Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS     10       [LOGO] MERK | HARD CURRENCY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

                                                 SIX MONTHS     MAY 10, 2005(A)
                                                   ENDED            THROUGH
                                             SEPTEMBER 30, 2006 MARCH 31, 2006
                                             ------------------ ---------------
 NET ASSET VALUE, BEGINNING OF PERIOD             $  9.95           $ 10.00
                                                  -------           -------
 INVESTMENT OPERATIONS
 Net investment income (loss) (b)                    0.09              0.09
 Net realized and unrealized gain (loss) (c)         0.44             (0.13)
                                                  -------           -------
    Total from Investment Operations                 0.53             (0.04)
                                                  -------           -------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                           (0.07)               --
    Net realized gain                                  --             (0.01)
                                                  -------           -------

 NET ASSET VALUE, END OF PERIOD                   $ 10.41           $  9.95
                                                  =======           =======
 TOTAL RETURN (D)                                    5.29%            (0.40)%

 RATIO/SUPPLEMENTARY DATA
 Net Assets at End of Period (000's omitted)      $42,304           $10,643
 Ratios to Average Net Assets (e):
    Net Expenses                                     1.30%             1.30%
    Gross Expenses (f)                               1.31%             1.31%
    Net investment income (loss)                     1.65%             1.04%

 PORTFOLIO TURNOVER RATE (E)                            0%                0%

--------
(a)  Commencement of operations.

(b)  Calculated based on average shares outstanding during the period.

(c) Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Reflects the expense ratio excluding any waivers and/or reimbursements.

SEE NOTES TO FINANCIAL STATEMENTS     11       [LOGO] MERK | HARD CURRENCY FUND

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

NOTE 1. ORGANIZATION

This report relates to Merk Hard Currency Fund (the "Fund"). The Fund is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-six investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and Investor Shares. Investor Shares commenced operations on May 10, 2005. As of September 30, 2006, Institutional Shares had not commenced operations. The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. As a non-diversified fund, the Fund may focus its investments in the securities of a limited number of issuers.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles, generally accepted in the United States of America, ("generally accepted accounting principles") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in each country's legal, political and economic environment. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less are valued at amortized cost. Shares of open-end mutual funds may be valued at net asset value.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the reporting period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY TRANSACTIONS - The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency to hedge the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized currency gain or loss; realized currency gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of

                                   12       [LOGO] MERK | HARD CURRENCY FUND

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (the "Statement") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Merk Investments, LLC is the investment adviser (the "Adviser") to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees, the transfer agent's basis point fees, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

                                   13       [LOGO] MERK | HARD CURRENCY FUND

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006


Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that net expenses do not exceed 1.30% of average daily net assets through July 31, 2007. For the six months ended September 30, 2006, the Adviser reimbursed expenses of $825.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases of investment securities, other than short-term investments, was $2,050,362 for the six months ended September 30, 2006. The Fund did not sell any investment securities during the period.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2006, distributable earnings on a tax basis were as follows:

                Undistributed Long-Term Gain           $ 10,674
                Unrealized Appreciation (Depreciation)  185,852
                                                       --------
                Total                                  $196,526
                                                       ========

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to forward currency contracts.

NOTE 7. OTHER INFORMATION

On September 30, 2006, two shareholders held approximately 61% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                   14       [LOGO] MERK | HARD CURRENCY FUND

ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the June 13, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, the Fund's administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with the Adviser's portfolio manager and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board then reviewed the Adviser's financial stability and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund, and observed that the Adviser continues to subsidize the Fund. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses and performance of similar mutual funds. In this regard, the Board noted that the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, and further, that the Fund's total expense ratio was higher than the mean and median total expense ratio for its Lipper Inc. peer group. The Board noted the adviser's representation that the Fund is different in terms of strategy and investments than those represented in its peer group, which makes it difficult to compare to other funds. The Board then considered additional comparative fee information provided in detail by the Adviser. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board noted that the Fund had only been operational for just over a year and that it had significantly outperformed its benchmark for the one-, three-, six-, and nine-month periods ended March 31, 2006, ranking the Fund in the top quartile for each period as compared to its Lipper Inc. peer group. The Board concluded that the Fund's performance was superior in comparison to its peers and benchmark. The Board also concluded that the Fund benefited from the Adviser's management of the Fund.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

                                   15       [LOGO] MERK | HARD CURRENCY FUND

ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                         BEGINNING         ENDING
                       ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID DURING
                       APRIL 1, 2006 SEPTEMBER 30, 2006       PERIOD*
                       ------------- ------------------ --------------------
   Actual Return         $1,000.00       $1,052.91             $6.69
   Hypothetical Return   $1,000.00       $1,018.55             $6.58

* Expenses are equal to the Fund's annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                   16       [LOGO] MERK | HARD CURRENCY FUND

[LOGO] MERK | HARD CURRENCY FUND

INVESTOR SHARES

                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 866-637-5386

FOR MORE INFORMATION

                              INVESTMENT ADVISER
                             Merk Investments, LLC
                            555 Bryant Street #455
                              Palo Alto, CA 94301
                               www.merkfund.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st /Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                     [LOGO]

                                H.M.Payson & Co.
                                ESTABLISHED 1854

SEPTEMBER 30, 2006
(UNAUDITED)

PAYSON TOTAL RETURN FUND

PAYSON VALUE FUND

SEMI-ANNUAL REPORT

                                    [GRAPHIC]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                             SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                    Schedules of Investments:

                     Payson Total Return Fund             1
                     Payson Value Fund                    3

                    Statements of Assets and Liabilities  5

                    Statements of Operations              6

                    Statements of Changes in Net Assets   7

                    Financial Highlights                  8

                    Notes to Financial Statements        10

                    Additional Information               14

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                   SECURITY
                SHARES            DESCRIPTION            VALUE
                -------    -------------------------- ------------
                COMMON STOCK -- 100.0%
                COMMUNICATIONS -- 2.9%
                  9,000    Gannett Co., Inc.          $    511,470
                                                      ------------

                CONSUMER CYCLICAL -- 15.2%
                 12,000    BJ's Wholesale Club, Inc.+      350,160
                  8,000    Harley-Davidson, Inc.           502,000
                 15,500    Home Depot, Inc.                562,185
                  4,500    Nike, Inc., Class B             394,290
                 10,000    Polaris Industries, Inc.        411,500
                 18,000    TJX Cos., Inc.                  504,540
                                                      ------------
                                                         2,724,675
                                                      ------------

                CONSUMER STAPLES -- 15.2%
                  4,375    Altria Group, Inc.              334,906
                 16,300    Avon Products, Inc.             499,758
                 10,200    Coca-Cola Co.                   455,736
                  4,700    Johnson Controls, Inc.          337,178
                  7,800    Kimberly-Clark Corp.            509,808
                 12,100    Wal-Mart Stores, Inc.           596,772
                                                      ------------
                                                         2,734,158
                                                      ------------

                ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND
                 COMPONENTS, EXCEPT COMPUTER EQUIPMENT -- 3.7%
                32,200     Intel Corp.                     662,354
                                                      ------------

                ENERGY -- 10.2%
                 19,700    Chesapeake Energy Corp.         570,906
                  9,950    Chevron Corp.                   645,357
                 10,400    ConocoPhillips                  619,112
                                                      ------------
                                                         1,835,375
                                                      ------------

                                SECURITY
            SHARES             DESCRIPTION                VALUE
            ------- ---------------------------------- ------------
            FINANCIAL -- 9.2%
              8,800 Allstate Corp.                     $    552,024
              8,100 American International Group, Inc.      536,706
             11,350 Citigroup, Inc.                         563,755
                                                       ------------
                                                          1,652,485
                                                       ------------

            HEALTH CARE -- 11.0%
              3,700 Abbott Laboratories                     179,672
             30,550 Boston Scientific Corp.+                451,834
              9,000 Johnson & Johnson                       584,460
             26,400 Pfizer, Inc.                            748,704
                                                       ------------
                                                          1,964,670
                                                       ------------

            INDUSTRIALS -- 20.3%
              6,700 3M Co.                                  498,614
             12,000 Ball Corp.                              485,400
              5,900 General Dynamics Corp.                  422,853
              9,400 Illinios Tool Works, Inc.               422,060
             14,400 Ingersoll-Rand Co. Ltd., Class A        546,912
             21,400 Tyco International Ltd.                 598,986
              5,640 United Technologies Corp.               357,294
              6,700 USG Corp.+                              315,168
                                                       ------------
                                                          3,647,287
                                                       ------------

            TECHNOLOGY -- 12.3%
             23,700 Dell, Inc.+                             541,308
             14,500 Cisco Systems, Inc.+                    333,500
             20,000 Microsoft Corp.                         546,600
             13,000 Nokia Corp. ADR                         255,970
             30,000 Oracle Corp.+                           532,200
                                                       ------------
                                                          2,209,578
                                                       ------------
            Total Common Stock
             (cost $16,280,259)                          17,942,052
                                                       ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                            SECURITY
             PRINCIPAL     DESCRIPTION    RATE  MATURITY    VALUE
             ---------   ---------------- ----  -------- -----------
             MORTGAGE-BACKED SECURITIES -- 0.0%
              $ 5,007    GNMA Pool 394795
                          (cost $5,042)   7.50% 10/15/10 $     5,142
                                                         -----------

             SHORT-TERM INVESTMENTS -- 0.2%
             MONEY MARKET DEPOSIT ACCOUNT -- 0.2%
              $34,180    Citibank Money Market Deposit
                          Account, 4.93% (cost $34,180)       34,180
                                                         -----------
             Total Investments -- 100.2%
              (cost $16,319,481)*                        $17,981,374
             Other Assets and Liabilities, Net -- (0.2%)     (31,402)
                                                         -----------
             NET ASSETS -- 100.0%                        $17,949,972
                                                         ===========

                PORTFOLIO HOLDINGS
                % OF TOTAL INVESTMENTS

                Communications                              2.8%
                Consumer Cyclical                          15.2%
                Consumer Staples                           15.2%
                Electronic & Other Electrical Equipment &
                 Components, Except Computer Equipment      3.7%
                Energy                                     10.2%
                Financial                                   9.2%
                Health Care                                10.9%
                Industrials                                20.3%
                Technology                                 12.3%
                Mortgage-Backed Securities                  0.0%
                Short-Term Investments                      0.2%
                                                          ------
                                                          100.0%
                                                          ======

-----------------
+ Non-income producing security

ADRAmerican Depositary Receipt
GNMAGovernment National Mortgage Association

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $2,486,238
                   Gross Unrealized Depreciation   (824,345)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $1,661,893
                                                 ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                    SECURITY
                  SHARES           DESCRIPTION             VALUE
                  --------   ------------------------    ------------
                 COMMON STOCK -- 98.7%
                 COMMUNICATIONS -- 2.2%
                    5,000    Gannett Co., Inc.          $    284,150
                                                         ------------

                 CONSUMER CYCLICAL -- 9.8%
                   10,000    Home Depot, Inc.                362,700
                   16,000    TJX Cos., Inc.                  448,480
                    6,000    VF Corp.                        437,700
                                                         ------------
                                                           1,248,880
                                                         ------------

                 CONSUMER STAPLES -- 12.4%
                    8,000    Coca-Cola Co.                   357,440
                    7,000    Kimberly-Clark Corp.            457,520
                    6,000    Procter & Gamble Co.            371,880
                    8,000    Wal-Mart Stores, Inc.           394,560
                                                         ------------
                                                           1,581,400
                                                         ------------

                 ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                  EXCEPT COMPUTER EQUIPMENT -- 3.4%
                   21,000    Intel Corp.                     431,970
                                                         ------------

                 ENERGY -- 9.4%
                    6,000    Chesapeake Energy Corp.         173,880
                    5,000    Chevron Corp.                   324,300
                    5,000    ConocoPhillips                  297,650
                    6,000    Exxon Mobil Corp.               402,600
                                                         ------------
                                                           1,198,430
                                                         ------------

                 FINANCIAL -- 15.1%
                   10,000    Citigroup, Inc.                 496,700
                   10,500    JPMorgan Chase & Co.            493,080
                   10,000    Washington Mutual, Inc.         434,700
                   14,000    Wells Fargo & Co.               506,520
                                                         ------------
                                                           1,931,000
                                                         ------------

                 HEALTH CARE -- 16.7%
                    5,000    Amgen, Inc.+                    357,650
                   10,000    Boston Scientific Corp.+        147,900
                    8,000    Johnson & Johnson               519,520

                                  SECURITY
              SHARES             DESCRIPTION              VALUE
             ---------  ------------------------------ -----------
             HEALTH CARE, CONTINUED
                3,000   Medtronics, Inc.               $   139,320
                9,000   Merck & Co., Inc.                  377,100
               16,000   Pfizer, Inc.                       453,760
                2,000   Zimmer Holdings, Inc.+             135,000
                                                       -----------
                                                         2,130,250
                                                       -----------

             INDUSTRIALS -- 15.6%
                5,000   3M Co.                             372,100
                8,000   Ball Corp.                         323,600
                6,000   General Dynamics Corp.             430,020
               12,000   General Electric Co.               423,600
                7,000   United Technologies Corp.          443,450
                                                       -----------
                                                         1,992,770
                                                       -----------

             TECHNOLOGY -- 14.1%
               15,000   Cisco Systems, Inc.+               345,000
               10,000   Dell, Inc.+                        228,400
                4,000   IBM Corp.                          327,760
               12,000   Microsoft Corp.                    327,960
               18,000   Nokia Corp. ADR                    354,420
               12,000   Oracle Corp.+                      212,880
                                                       -----------
                                                         1,796,420
                                                       -----------
             Total Common Stock
              (cost $9,780,759)                         12,595,270
                                                       -----------

             SHORT-TERM INVESTMENT -- 1.6%

             PRINCIPAL
             ---------
             MONEY MARKET DEPOSIT ACCOUNT -- 1.6%
             $209,337   Citibank Money Market Deposit
                         Account 4.93% (cost $209,337)     209,337
                                                       -----------
             Total Investments -- 100.3%
              (cost $9,990,096)*                       $12,804,607
             Other Assets & Liabilities, Net -- (0.3%)     (29,932)
                                                       -----------
             NET ASSETS -- 100.0%                      $12,774,675
                                                       ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------


                PORTFOLIO HOLDINGS
                % OF TOTAL INVESTMENTS

                Communications                              2.2%
                Consumer Cyclical                           9.7%
                Consumer Staples                           12.4%
                Electronic & Other Electrical Equipment &
                 Components, Except Computer Equipment      3.4%
                Energy                                      9.4%
                Financial                                  15.1%
                Health Care                                16.6%
                Industrials                                15.6%
                Technology                                 14.0%
                Money Market Deposit Account                1.6%
                                                          ------
                                                          100.0%
                                                          ======

-----------------
+ Non-income producing security

ADRAmerican Depositary Receipt

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $3,526,296
                   Gross Unrealized Depreciation   (711,785)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $2,814,511
                                                 ==========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                         PAYSON       PAYSON
                                                                      TOTAL RETURN    VALUE
                                                                          FUND         FUND
                                                                          ----         ----
ASSETS
   Total investments, at value
    (Cost $16,319,481, and $9,990,096, respectively)                  $17,981,374  $12,804,607
   Receivables:
    Shares sold                                                            10,223        6,429
    Interest and Dividends                                                 23,640       14,947
   Prepaid expenses                                                         4,777        4,338
                                                                      -----------  -----------
Total Assets                                                           18,020,014   12,830,321
                                                                      -----------  -----------
LIABILITIES
   Payables:
    Dividends                                                              21,308       10,843
   Accrued Liabilities:
    Investment adviser fees                                                 8,789        8,287
    Compliance services fees                                                1,697        2,445
    Trustees' fees and expenses                                                65           46
    Other expenses                                                         38,183       34,025
                                                                      -----------  -----------
Total Liabilities                                                          70,042       55,646
                                                                      -----------  -----------
NET ASSETS                                                            $17,949,972  $12,774,675
                                                                      ===========  ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $16,215,194  $ 8,980,238
   Undistributed (distributions in excess of) net investment income          (709)        (658)
   Accumulated net realized gain (loss)                                    73,594      980,584
   Unrealized appreciation (depreciation) on investments                1,661,893    2,814,511
                                                                      -----------  -----------
NET ASSETS                                                            $17,949,972  $12,774,675
                                                                      ===========  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)             1,375,461      719,385
                                                                      ===========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $     13.05  $     17.76
                                                                      ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                                       PAYSON     PAYSON
                                                                                    TOTAL RETURN  VALUE
                                                                                        FUND       FUND
                                                                                        ----       ----
INVESTMENT INCOME
   Dividend income (Net of foreign taxes withholding of $0 and $35, respectively)     $179,615   $140,568
   Interest income                                                                       1,329      1,949
                                                                                      --------   --------
Total Investment Income                                                                180,944    142,517
                                                                                      --------   --------
EXPENSES
   Investment adviser fees                                                              54,419     50,721
   Administrator fees                                                                   18,140     12,680
   Transfer agent fees                                                                  33,434     27,213
   Custodian fees                                                                        3,521      2,875
   Accountant fees                                                                      20,852     19,337
   Registration fees                                                                     4,425      4,111
   Audit fees                                                                           12,582     12,567
   Legal fees                                                                            8,769      8,779
   Trustees' fees and expenses                                                             463        327
   Compliance services fees                                                              9,452      7,348
   Miscellaneous expenses                                                                9,407      7,182
                                                                                      --------   --------
Total Expenses                                                                         175,464    153,140
   Fees waived                                                                         (46,056)   (32,290)
                                                                                      --------   --------
Net Expenses                                                                           129,408    120,850
                                                                                      --------   --------
NET INVESTMENT INCOME (LOSS)                                                            51,536     21,667
                                                                                      --------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                             203,525    556,437
   Net change in unrealized appreciation (depreciation) on investments                  (1,318)    17,498
                                                                                      --------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 202,207    573,935
                                                                                      --------   --------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $253,743   $595,602
                                                                                      ========   ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2006 AND
SIX MONTHS ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

                                                                                PAYSON TOTAL              PAYSON
                                                                                RETURN FUND             VALUE FUND
                                                                           ---------------------  ---------------------
                                                                              AMOUNT     SHARES      AMOUNT     SHARES
                                                                              ------     ------      ------     ------
NET ASSETS -- MARCH 31, 2005                                               $18,186,876            $14,963,503
                                                                           -----------            -----------
OPERATIONS
  Net investment income (loss)                                                 119,756                 51,072
  Net realized gain (loss) on investments                                    1,981,427              1,016,595
  Net change in unrealized appreciation (depreciation) on investments         (775,273)              (212,716)
                                                                           -----------            -----------
Increase (Decrease) in Net Assets Resulting from Operations                  1,325,910                854,951
                                                                           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                        (89,922)               (51,077)
  Net realized gain on investments                                                  --               (406,429)
                                                                           -----------            -----------
Total Distributions to Shareholders                                            (89,922)              (457,506)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                             1,664,659   133,876      931,982    55,568
  Reinvestment of distributions                                                 41,576     3,345      279,810    16,743
  Redemption of shares                                                      (2,329,381) (188,344)  (3,442,060) (206,202)
                                                                           -----------  --------  -----------  --------
Increase (Decrease) from Capital Share Transactions                           (623,146)  (51,123)  (2,230,268) (133,891)
                                                                           -----------  ========  -----------  ========
Increase (Decrease) in Net Assets                                              612,842             (1,832,823)
                                                                           -----------            -----------
NET ASSETS -- MARCH 31, 2006 (Including line (a))                          $18,799,718            $13,130,680
                                                                           -----------            -----------
OPERATIONS
  Net investment income (loss)                                                  51,536                 21,667
  Net realized gain (loss) on investments                                      203,525                556,437
  Net change in unrealized appreciation (depreciation) on investments           (1,318)                17,498
                                                                           -----------            -----------
Increase (Decrease) in Net Assets Resulting from Operations                    253,743                595,602
                                                                           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                        (49,156)               (22,316)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                               331,083    26,034      112,963     6,639
  Reinvestment of distributions                                                 23,570     1,852       13,186       764
  Redemption of shares                                                      (1,408,986) (111,566)  (1,055,440)  (61,779)
                                                                           -----------  --------  -----------  --------
Increase (Decrease) from Capital Share Transactions                         (1,054,333)  (83,680)    (929,291)  (54,376)
                                                                           -----------  ========  -----------  ========
Increase (Decrease) in Net Assets                                             (849,746)              (356,005)
                                                                           -----------            -----------
NET ASSETS -- SEPTEMBER 30, 2006 (Including line (b))                      $17,949,972            $12,774,675
                                                                           ===========            ===========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income March 31, 2006                                                 $    (3,089)           $        (9)
                                                                           ===========            ===========
 (b) Accumulated undistributed (distributions in excess of) net investment
     income, September 30, 2006                                            $      (709)           $      (658)
                                                                           ===========            ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                           SIX-MONTH PERIOD
                                                                ENDED                      YEARS ENDED MARCH 31,
                                                          ------------------ ----------------------------------------------
                                                          SEPTEMBER 30, 2006    2006      2005     2004     2003       2002
                                                          ------------------    ----      ----     ----     ----       ----
-------------------------------------------------------------------------------------------------------------------------------
PAYSON TOTAL RETURN FUND
NET ASSET VALUE, BEGINNING OF YEAR                             $ 12.88       $ 12.04    $ 11.77  $  9.51  $ 12.97   $ 12.47
                                                               -------       -------    -------  -------  -------   -------
INVESTMENT OPERATIONS
  Net investment income (loss)                                    0.04(b)       0.08(b)    0.19     0.23     0.26      0.23(a)
  Net realized and unrealized gain (loss) on investments          0.16          0.82       0.27     2.23    (3.34)     0.88(a)
                                                               -------       -------    -------  -------  -------   -------
Total from Investment Operations                                  0.20          0.90       0.46     2.46    (3.08)     1.11
                                                               -------       -------    -------  -------  -------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (0.03)        (0.06)     (0.18)   (0.19)   (0.25)    (0.23)
  Net realized investment gains                                     --            --         --       --    (0.13)    (0.38)
  Return of Capital                                                 --            --      (0.01)   (0.01)      --        --
                                                               -------       -------    -------  -------  -------   -------
Total Distributions to Shareholders                              (0.03)        (0.06)     (0.19)   (0.20)   (0.38)    (0.61)
                                                               -------       -------    -------  -------  -------   -------
NET ASSET VALUE, END OF YEAR                                   $ 13.05       $ 12.88    $ 12.04  $ 11.77  $  9.51   $ 12.97
                                                               =======       =======    =======  =======  =======   =======
TOTAL RETURN(C)                                                   1.60%         7.51%      3.91%   25.92%  (23.84)%    9.11%
RATIOS/SUPPLEMENTARY DATA(D)
Net Assets at End of Period (000's omitted)                    $17,950       $18,800    $18,187  $18,335  $13,923   $19,174
Ratios to Average Net Assets:
  Net investment income (loss)                                    0.57%         0.66%      1.56%    2.15%    2.41%     1.80%(a)
  Net expenses                                                    1.43%         1.37%      1.31%    1.22%    1.46%     1.44%
  Gross expenses(e)                                               1.93%         1.89%      1.81%    1.72%    1.71%     1.66%
PORTFOLIO TURNOVER RATE                                             14%           85%        48%      33%      37%       56%

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                           SIX-MONTH PERIOD
                                                                ENDED                     YEARS ENDED MARCH 31,
                                                          ------------------ ----------------------------------------------
                                                          SEPTEMBER 30, 2006    2006      2005     2004     2003      2002
                                                          ------------------    ----      ----     ----     ----      ----
-----------------------------------------------------------------------------------------------------------------------------
PAYSON VALUE FUND
NET ASSET VALUE, BEGINNING OF YEAR                             $ 16.97       $ 16.49    $ 16.11  $ 11.75  $ 17.28   $ 17.63
                                                               -------       -------    -------  -------  -------   -------
INVESTMENT OPERATIONS
  Net investment income                                           0.03(b)       0.06(b)    0.10     0.08     0.07     (0.01)
  Net realized and unrealized gain (loss) on investments          0.79          0.98       0.38     4.36    (5.53)     0.05
                                                               -------       -------    -------  -------  -------   -------
Total from Investment Operations                                  0.82          1.04       0.48     4.44    (5.46)     0.04
                                                               -------       -------    -------  -------  -------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (0.03)        (0.06)     (0.10)   (0.08)   (0.07)       --
  Net realized investment gains                                     --         (0.50)        --       --       --     (0.39)
                                                               -------       -------    -------  -------  -------   -------
Total Distributions to Shareholders                              (0.03)        (0.56)     (0.10)   (0.08)   (0.07)    (0.39)
                                                               -------       -------    -------  -------  -------   -------
NET ASSET VALUE, END OF YEAR                                   $ 17.76       $ 16.97    $ 16.49  $ 16.11  $ 11.75   $ 17.28
                                                               =======       =======    =======  =======  =======   =======
TOTAL RETURN(C)                                                   4.84%         6.40%      2.95%   37.84%  (31.62)%    0.35%
RATIOS/SUPPLEMENTARY DATA(D)
Net Assets at End of Period (000's omitted)                    $12,775       $13,131    $14,964  $15,654  $11,685   $17,706
Ratios to Average Net Assets:
  Net investment income                                           0.34%         0.36%      0.59%    0.54%    0.51%    (0.04)%
  Net expenses                                                    1.91%         1.74%      1.56%    1.54%    1.68%     1.63%
  Gross expenses(e)                                               2.42%         2.26%      2.06%    2.04%    1.97%     1.85%
PORTFOLIO TURNOVER RATE                                              5%           15%        21%      36%      25%       28%

(a)As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Payson Total Return Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets by .10%.
(b)Calculated based upon average shares outstanding during the period.
(c)Not Annualized.
(d)Annualized for periods less then one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Payson Total Return Fund and Payson Value Fund (individually, a "Fund" and, collectively, the "Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-six series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Payson Total Return Fund seeks a combination of high current income and capital appreciation. Payson Value Fund seeks high total return. Each Fund commenced operations on the following dates:

 Payson Total Return Fund                                   November 25, 1991
 Payson Value Fund                                              July 31, 1992

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Shares of open end mutual funds are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NEW ACCOUNTING PRONOUNCEMENTS-New Accounting Pronouncements -- In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (the "Statement") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-H.M. Payson & Co. is the investment adviser (the "Adviser") to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.60% and 0.80% of the average daily net assets of Payson Total Return Fund and Payson Value Fund, respectively.

ADMINISTRATION AND OTHER SERVICES-Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION-Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Citigroup. The Distributor receives no compensation from the Fund for its distribution services.

Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS-Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

During the period, the Adviser and other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended September 30, 2006, fees waived and reimbursed were as follows:

                                       INVESTMENT
                                        ADVISER    OTHER   TOTAL
                                       ----------  -----   -----
              Payson Total Return Fund  $22,675   $23,381 $46,056
              Payson Value Fund          15,850    16,440  32,290

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended September 30, 2006 were as follows:

                                    NON US GOVERNMENT    US GOVERNMENT
                                       OBLIGATIONS        OBLIGATIONS
                                  --------------------- ---------------
                                  PURCHASES    SALES    PURCHASES SALES
                                  ---------    -----    --------- -----
         Payson Total Return Fund $2,557,755 $3,531,211    $--    $551
         Payson Value Fund           675,844  1,583,271     --      --

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                         UNDISTRIBUTED UNDISTRIBUTED  CAPITAL     UNREALIZED
                           ORDINARY      LONG-TERM   AND OTHER   APPRECIATION
                         INCOME (LOSS)  GAIN (LOSS)   LOSSES    (DEPRECIATION)   TOTAL
                         ------------- ------------- ---------  -------------- ----------
Payson Total Return Fund    $(3,089)     $     --    $(127,113)   $1,660,393   $1,530,191
Payson Value Fund            11,937       412,201           --     2,797,013    3,221,151

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of March 31, 2006, capital loss carryovers to offset future capital gains are as follows:

                                            AMOUNT  EXPIRATION
                                           -------- ----------
                  Payson Total Return Fund $127,113 March 2012

NOTE 7. OTHER INFORMATION

On September 30, 2006, two shareholders held approximately 46% of the Payson Total Return Fund's outstanding shares. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

On September 30, 2006, two shareholders held approximately 39% of the Payson Value Fund's outstanding shares. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the June 13, 2006, Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Citigroup, the Fund's administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds' investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

The Board then reviewed the Adviser's financial stability and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its profitability with respect to the Funds, observing that the Adviser voluntarily waives a portion of its contractual fees equivalent to 0.25% of assets managed. The Adviser noted that it had earned an after tax profit related to managing the Funds during the past year. The Board also concluded that the level of the Adviser's profits attributable to management of the Funds was not excessive in light of the services provided by the Adviser on behalf of the Funds.

The Adviser also discussed its approach to managing the Funds as well as the Funds' performance. The Adviser represented that it would continue to provide quality portfolio management services to the Funds so long as it serves as Adviser to the Funds. The Board considered that the Funds underperformed their benchmark for the three- and six-month periods and one-, three-, and five-year periods ended March 31, 2006, ranking the Funds in the bottom quartile for all but one period as compared to their Lipper Inc. peer group. The Board, however, noted the Adviser's explanation concerning each Fund's underperformance, including, the Adviser's discussion of its conservative maintenance style. The Board concluded based on the Adviser's explanation that the Funds' performance was reasonable in comparison to its peers and benchmark. The Board also concluded that the Funds benefited from the Adviser's management of the Funds.

The Board also considered the Adviser's compensation for providing advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------

the Adviser's advisory fee, after voluntary waivers, was lower than the mean and median advisory fees for its Lipper Inc. peer group, although total expenses with respect to the Funds were higher than the mean and median for its Lipper Inc. peer groups. The Board also considered that the advisory fee with respect to the Payson Total Return Fund, after the voluntary waiver, was consistent with the fee charged by the Adviser with respect to its separately managed accounts, and that the advisory fee for the Payson Value Fund, after the voluntary waiver, was higher than the fee charged by the Adviser with respect to its separately managed accounts. The Board noted the Adviser's rationale that more time and attention was required to manage the Funds as compared to the separately managed accounts. The Board also recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Funds was reasonable.

The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fee for the Funds does not contain breakpoints. The Adviser noted that economies of scale could be experienced only upon a significant increase in assets under management, and proposed that a merger of the two Funds could enhance benefits from economies of scale. The Board considered the size of the Funds and concluded that it would not be currently necessary to consider the implementation of fee breakpoints for the Funds whether they remained separate or merged.

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds was not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Funds and Payson, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
SEPTEMBER 30, 2006

--------------------------------------------------------------------------------


SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006, through September 30, 2006.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES   ANNUALIZED
                               VALUE             VALUE        PAID DURING  EXPENSE
                           APRIL 1, 2006   SEPTEMBER 30, 2006   PERIOD*     RATIO*
                         ----------------- ------------------ ----------- ----------
PAYSON TOTAL RETURN FUND
   Actual Return             $1,000.00         $1,015.98         $7.23       1.43%
   Hypothetical Return       $1,000.00         $1,017.90         $7.23       1.43%
PAYSON VALUE FUND
   Actual Return             $1,000.00         $1,048.43         $9.81       1.91%
   Hypothetical Return       $1,000.00         $1,015.49         $9.65       1.91%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION
                           PAYSON TOTAL RETURN FUND

                               PAYSON VALUE FUND

                                 PAYSON FUNDS
                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 800-805-8258
                               WWW.HMPAYSON.COM
         [LOGO]

      H.M.Payson & Co.
      ESTABLISHED 1854

  A MAINE TRUST COMPANY &
REGISTERED INVESTMENT ADVISOR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant   Forum Funds

By   /s/ Simon D. Collier
     ---------------------------------------------------------
     Simon D. Collier, President & Principal Executive Officer

Date November 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     ----------------------------------------------------------
     Simon D. Collier, President & Principal Executive Officer

Date November 29, 2006

By   /s/ Trudance L. Bakke
     ----------------------------------------------------------
     Trudance L. Bakke, Treasurer & Principal Financial Officer

Date November 29, 2006